1933 Act Registration File No. 33-7699
1940 Act File No. 811-4786

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933, AS AMENDED
REGISTRATION NO. 33-7699	☒
Post-Effective Amendment No. 70	☒
And
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED
REGISTRATION NO. 811-4786	☒
Amendment No. 70	☒
(Check appropriate box or boxes.)

ARIEL INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

200 East Randolph Street, Suite 2900,
Chicago, Illinois 60601
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (312) 726-0410
Agent for service:	With copies to:
Arthur Don, Esq. Greenberg Traurig, LLP 77 West Wacker Drive, Suite 3100 Chicago, IL 60601 (312) 456-8438	Mareilé B. Cusack, Esq. Ariel Investment Trust 200 East Randolph Street, Suite 2900 Chicago, IL 60601 (312) 726-0140	Marcia Y. Lucas, Esq. The Northern Trust Co. 50 S. LaSalle Street, B-7 Chicago, IL 60603 (312) 557-3361

It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on February 1, 2022, pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
Title of Securities Being Registered: Shares of Beneficial Interest of:
Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund, and Ariel Global Fund
Explanatory Note: This PEA No. 70 to the Registration Statement contains:
Prospectus of all the Funds
Statement of Additional Information of all the Funds
Part C and Signature Page

Prospectus

FEBRUARY 1, 2022
Ariel Fund (Investor Class ARGFX, Institutional Class ARAIX)
Ariel Appreciation Fund (Investor Class CAAPX, Institutional Class CAAIX)
Ariel Focus Fund (Investor Class ARFFX, Institutional Class AFOYX)
Ariel International Fund (Investor Class AINTX, Institutional Class AINIX)
Ariel Global Fund (Investor Class AGLOX, Institutional Class AGLYX)

The Securities and Exchange Commission has not approved or disapproved the shares of the Funds, nor has it passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The Funds’ annual and semi-annual reports and other required portfolio information are available on our website, www.arielinvestments.com.
Slow and steady wins the race.

Ariel Fund
INVESTMENT OBJECTIVE
Ariel Fund’s fundamental objective is long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
The table below describes fees and expenses that you may pay if you buy and hold shares of Ariel Fund (the “Fund”).

Shareholder fees (fees paid directly from your investment)
	Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management fees	0.58%	0.58%
Distribution and service (12b‑1) fees	0.25%	None
Other expenses	0.17%	0.11%
Total annual fund operating expenses	1.00%	0.69%

The example below illustrates the expenses you would pay on a $10,000 investment in the Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

Expense example	1-Year	3-Year	5-Year	10-Year
Investor Class	$102	$318	$552	$1,225
Institutional Class	$70	$221	$384	$859
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY
The Fund invests in small- and mid‑capitalization (“small/mid cap”) undervalued companies that show strong potential for growth. The Fund invests primarily in equity securities of U.S. companies that have market capitalizations within the range of the companies in the Russell 2500TM Index, measured at the time of initial purchase. As of December 31, 2021, the market capitalizations of the companies in the Russell 2500 Index ranged from $30 million to $36.46 billion. (Source: FactSet) The Fund may invest a portion of the portfolio outside (above or below) this market capitalization range. Also, the market capitalizations for the Fund’s portfolio companies may change over time, and the Fund is permitted to invest in (hold and purchase) a company even if its market capitalization moves outside the stated range.

1

The Fund’s strategy is rooted in the contrarian investment philosophy of Ariel Investments, LLC (“Ariel” or the “Adviser”), which depends on three interrelated tenets: patience, focus and independent thinking.
A Patient View. The Fund generally seeks to own differentiated companies with certain characteristics, such as strong cash flows, low debt, quality products or services, significant barriers to entry, predictable fundamentals that allow for the potential for double-digit earnings growth (at time of initial purchase), and low reinvestment requirements. We take a long-term view, and look past short-term price volatility, seeking to hold investments for a relatively long period of time—generally three to five years. However, the holding period may vary for any particular stock. Our long-term approach enables us to take our time to research a company and wait as long as necessary for its stock to reach a price we view as undervalued relative to our estimate of its private market value.
A Focused Approach. We seek to invest within our circle of competence, allowing us to build expertise and accumulate deep knowledge in specific sectors, to isolate key issues of importance, and to have strong convictions in the stocks purchased and held. This often results in the Fund investing a significant portion of its assets among fewer sectors than its benchmarks. The Fund is a diversified fund that generally will hold between 25‑45 securities in its portfolio. The Fund does not invest in companies whose primary source of revenue is derived from the production or sale of tobacco products, the manufacture of firearms, or the operation of for‑profit prisons. We believe these industries may be more likely to face shrinking growth prospects, litigation costs and legal liability that cannot be quantified.
A Team of Independent Thinkers. As independent thinkers, we make opportunistic purchases when we see companies that are temporarily out of favor, misunderstood or ignored —generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to our estimate of intrinsic worth. We perform our own original proprietary research that often leads us to buy when others are selling and sell when others are buying. The primary reasons we will sell a stock are: (i) if its valuation reaches our determination of its private market value, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals. In addition, the Adviser has adopted procedures to sell stocks that it views as substantially outside the strategy’s small/mid cap range.
PRINCIPAL RISKS
Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•
Small/mid cap stocks held by the Fund could fall out of favor and returns would subsequently trail returns of the overall stock market. The performance of such stocks could also be more volatile. Small/mid cap stocks often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than large cap stocks.

•	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.

•	The Fund is often concentrated in fewer sectors than its benchmarks, and its performance may suffer if these sectors underperform the overall stock market.

•
Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

2

PERFORMANCE
The bar chart and the table below show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the Russell 2500TM Value Index and the Russell 2500TM Index, which reflect the markets in which the Fund invests, and the S&P 500® Index, a broad measure of market performance. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.
Total return for the year ended December 31

Best Quarter:	4Q 2020	+31.56%
Worst Quarter:	1Q 2020	-35.14%

Average annual total returns as of December 31, 2021	1‑Year	5‑Year	10‑Year	Since Inception 11/6/86[1]
Investor Class return before taxes	30.36%	12.33%	14.37%	11.50%
Investor Class return after taxes on distributions	28.65%	10.65%	12.60%	9.93%
Investor Class return after taxes on distributions and sale of fund shares	19.06%	9.46%	11.56%	9.56%
Institutional Class return before taxes[1]	30.75%	12.68%	14.72%	11.60%
Russell 2500TM Value Index (reflects no deductions for fees, expenses or taxes)	27.78%	9.88%	12.43%	11.21%
Russell 2500TM Index (reflects no deductions for fees, expenses or taxes)	18.18%	13.75%	14.15%	11.18%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	28.71%	18.47%	16.55%	11.25%

[1]
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Investor Class, for such period of time), without any adjustments.

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on your tax situation and are not relevant if Fund shares are held in tax‑deferred arrangements, such as Individual Retirement Accounts. After‑tax returns are shown for the Investor Class only. After‑tax returns for the Institutional Class will vary.
INVESTMENT ADVISER
Ariel Investments, LLC is the investment adviser to the Fund.
PORTFOLIO MANAGERS
John W. Rogers, Jr., Lead Portfolio Manager since inception on November 6, 1986.
John P. Miller, CFA, Portfolio Manager since November 2006.
Kenneth E. Kuhrt, CPA, Portfolio Manager since December 2011.
For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to page 17 of this Prospectus.

3

Ariel Appreciation Fund
INVESTMENT OBJECTIVE
Ariel Appreciation Fund’s fundamental objective is long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
The table below describes fees and expenses that you may pay if you buy and hold shares of Ariel Appreciation Fund (the “Fund”).

Shareholder fees (fees paid directly from your investment)
	Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management fees	0.71%	0.71%
Distribution and service (12b‑1) fees	0.25%	None
Other expenses	0.16%	0.10%
Total annual fund operating expenses	1.12%	0.81%

The example below illustrates the expenses you would pay on a $10,000 investment in the Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

Expense example	1-Year	3-Year	5-Year	10-Year
Investor Class	$114	$356	$617	$1,363
Institutional Class	$83	$259	$450	$1,002
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY
The Fund invests in mid‑capitalization (“mid cap”) undervalued companies that show strong potential for growth. The Fund invests primarily in equity securities of U.S. companies that have market capitalizations within the range of the companies in the Russell Midcap® Index, measured at the time of initial purchase. As of December 31, 2021, the market capitalizations of the companies in the Russell Midcap Index ranged from $430 million to $73.63 billion. (Source: FactSet) The Fund may invest a portion of the portfolio outside (above or below) this market capitalization range. Also, the market capitalizations for the Fund’s portfolio companies may change over time, and the Fund is permitted to invest in (hold and purchase) a company even if its market capitalization moves outside the stated range.

4

The Fund’s strategy is rooted in the contrarian investment philosophy of Ariel Investments, LLC (“Ariel” or the “Adviser”), which depends on three interrelated tenets: patience, focus and independent thinking.
A Patient View. The Fund generally seeks to own differentiated companies with certain characteristics, such as strong cash flows, low debt, quality products or services, significant barriers to entry, predictable fundamentals that allow for the potential for double-digit earnings growth (at time of initial purchase), and low reinvestment requirements. We take a long-term view, and look past short-term price volatility, seeking to hold investments for a relatively long period of time—generally three to five years. However, the holding period may vary for any particular stock. Our long-term approach enables us to take our time to research a company and wait as long as necessary for its stock to reach a price we view as undervalued relative to our estimate of its private market value.
A Focused Approach. We seek to invest within our circle of competence, allowing us to build expertise and accumulate deep knowledge in specific sectors, to isolate key issues of importance, and to have strong convictions in the stocks purchased and held. This often results in the Fund investing a significant portion of its assets among fewer sectors than its benchmarks. The Fund is a diversified fund that generally will hold between 25‑45 securities in its portfolio. The Fund does not invest in companies whose primary source of revenue is derived from the production or sale of tobacco products, the manufacture of firearms, or the operation of for‑profit prisons. We believe these industries may be more likely to face shrinking growth prospects, litigation costs and legal liability that cannot be quantified.
A Team of Independent Thinkers. As independent thinkers, we make opportunistic purchases when we see companies that are temporarily out of favor, misunderstood or ignored—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to our estimate of intrinsic worth. We perform our own original proprietary research that often leads us to buy when others are selling and sell when others are buying. The primary reasons we will sell a stock are: (i) if its valuation reaches our determination of its private market value, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals. In addition, the Adviser has adopted procedures to sell stocks that it views as substantially outside the strategy’s mid cap range.
PRINCIPAL RISKS
Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•
Mid cap stocks held by the Fund could fall out of favor and returns would subsequently trail returns of the overall stock market. The performance of such stocks could also be more volatile. Mid cap stocks often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than large cap stocks.

•	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.

•	The Fund is often concentrated in fewer sectors than its benchmarks, and its performance may suffer if these sectors underperform the overall stock market.

•
Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

5

PERFORMANCE
The bar chart and the table below show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the Russell Midcap® Value Index and the Russell Midcap® Index, which reflect the markets in which the Fund invests, and the S&P 500® Index, a broad measure of market performance. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.
Total return for the year ended December 31

Best Quarter:	4Q 2020	+23.57%
Worst Quarter:	1Q 2020	-31.43%

Average annual total returns as of December 31, 2021	1‑Year	5‑Year	10‑Year	Since Inception 12/1/1989[1]
Investor Class return before taxes	25.86%	10.76%	12.76%	10.75%
Investor Class return after taxes on distributions	21.90%	8.22%	10.27%	9.16%
Investor Class return after taxes on distributions and sale of fund shares	17.76%	8.07%	9.98%	8.96%
Institutional Class return before taxes[1]	26.24%	11.10%	13.11%	10.85%
Russell Midcap® Value Index (reflects no deductions for fees, expenses or taxes)	28.34%	11.22%	13.44%	11.54%
Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	22.58%	15.10%	14.91%	11.81%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	28.71%	18.47%	16.55%	10.77%

[1]
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Investor Class, for such period of time), without any adjustments.

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on your tax situation and are not relevant if Fund shares are held in tax‑deferred arrangements, such as Individual Retirement Accounts. After‑tax returns are shown for the Investor Class only. After‑tax returns for the Institutional Class will vary.
INVESTMENT ADVISER
Ariel Investments, LLC is the investment adviser to the Fund.
PORTFOLIO MANAGERS
John W. Rogers, Jr., Lead Portfolio Manager from 2002–2011, Co‑Portfolio Manager since December 2011.
Timothy Fidler, CFA, Portfolio Manager from 2009–2011, Co‑Portfolio Manager since December 2011.
For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to page 17 of this Prospectus.

6

Ariel Focus Fund
INVESTMENT OBJECTIVE
Ariel Focus Fund’s fundamental objective is long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
The table below describes fees and expenses that you may pay if you buy and hold shares of Ariel Focus Fund (the “Fund”).

Shareholder fees (fees paid directly from your investment)
	Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management fees	0.65%	0.65%
Distribution and service (12b‑1) fees	0.25%	None
Other expenses	0.30%	0.21%
Total annual fund operating expenses[1]	1.20%	0.86%
Less fee waiver or expense reimbursement	-0.20%	-0.11%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	0.75%

[1]
Ariel Investments, LLC is contractually obligated to waive fees or reimburse expenses (excluding acquired fund fees and expenses, brokerage, interest, taxes, distribution plan expenses, and extraordinary items) in order to limit the Fund’s total annual fund operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2023. No termination of this agreement by either the Fund’s Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2023.

The example below illustrates the expenses you would pay on a $10,000 investment in the Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example reflects contractual fee waivers and expense reimbursements effective through September 30, 2023. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

Expense example	1-Year	3-Years	5-Years	10-Years
Investor Class	$102	$340	$620	$1,418
Institutional Class	$77	$252	$455	$1,040
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

7

PRINCIPAL INVESTMENT STRATEGY
The Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations.
The Fund’s strategy is rooted in the contrarian investment philosophy of Ariel Investments, LLC (“Ariel” or the “Adviser”), which depends on three interrelated tenets: patience, focus and independent thinking.
A Patient View. The Fund buys a company when it is selling at a discount to Ariel’s estimate of its private market value. The Fund generally seeks to own differentiated companies with certain characteristics, such as strong cash flows, low debt, quality products or services, significant barriers to entry, companies trading at low multiples of their actual or projected earnings, and companies with low reinvestment requirements. We take a long-term view, and look past short-term price volatility, seeking to hold investments for a relatively long period of time—generally three to five years. However, the holding period may vary for any particular stock. Our long-term approach enables us to take our time to research a company and wait as long as necessary for its stock to reach a price we view as undervalued relative to our estimate of its private market value.
A Focused Approach. We seek to invest within our circle of competence, allowing us to build expertise and accumulate deep knowledge in specific sectors, to isolate key issues of importance, and to have strong convictions in the stocks purchased and held. This often results in the Fund investing a significant portion of its assets among fewer sectors than its benchmarks. The Fund is a non‑diversified fund, which means that the Fund could hold as few as 12 securities in its portfolio. However, the Fund generally will hold 20‑30 securities. The Fund does not invest in companies whose primary source of revenue is derived from the production or sale of tobacco products, the manufacture of firearms, or the operation of for‑profit prisons. We believe these industries may be more likely to face shrinking growth prospects, litigation costs and legal liability that cannot be quantified.
A Team of Independent Thinkers. As independent thinkers, we make opportunistic purchases when we see companies that are temporarily out of favor, misunderstood or ignored—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to our estimate of intrinsic worth. We perform our own original proprietary research that often leads us to buy when others are selling and sell when others are buying. The primary reasons we will sell a stock are: (i) if its valuation reaches our determination of its private market value, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals.
PRINCIPAL RISKS
Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•
As a non‑diversified fund that holds relatively few stocks, the Fund may be subject to greater volatility than a more diversified investment. A fluctuation in one stock could significantly affect overall performance. The Fund is also concentrated in fewer sectors than its benchmarks, and its performance may suffer if these sectors underperform the overall stock market.

•	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.

•
Small- and mid‑capitalization (“small/mid cap”) stocks held by the Fund could fall out of favor and returns would subsequently trail returns of the overall stock market. The performance of such stocks could also be more volatile. Small/mid cap stocks often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than large cap stocks.

•
Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

8

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.
PERFORMANCE
The bar chart and the table below show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the Russell 1000® Value Index, which reflects the market in which the Fund invests, and the S&P 500® Index, a broad measure of market performance. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.
Total return for the year ended December 31

Best Quarter:	2Q 2020	+23.54%
Worst Quarter:	1Q 2020	-32.90%

Average annual total returns as of December 31, 2021	1‑Year	5‑Year	10‑Year	Since Inception 6/30/05[1]
Investor Class return before taxes	21.15%	10.15%	10.99%	6.83%
Investor Class return after taxes on distributions	20.21%	9.10%	9.66%	5.98%
Investor Class return after taxes on distributions and sale of fund shares	13.17%	7.81%	8.70%	5.42%
Institutional Class return before taxes[1]	21.45%	10.43%	11.27%	6.99%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	25.16%	11.16%	12.97%	8.44%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	28.71%	18.47%	16.55%	11.00%

[1]
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Investor Class, for such period of time), without any adjustments.

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on your tax situation and are not relevant if Fund shares are held in tax‑deferred arrangements, such as Individual Retirement Accounts. After‑tax returns are shown for the Investor Class only. After‑tax returns for the Institutional Class will vary.
INVESTMENT ADVISER
Ariel Investments, LLC is the investment adviser to the Fund.
PORTFOLIO MANAGER
Charles K. Bobrinskoy, Portfolio Manager since inception on June 30, 2005.
For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to page 17 of this Prospectus.

9

Ariel International Fund
INVESTMENT OBJECTIVE
Ariel International Fund’s fundamental objective is long-term capital appreciation. The Fund’s non‑fundamental secondary objectives are to seek long-term capital preservation, to generate attractive absolute and risk-adjusted returns, and to attain higher relative returns compared to its primary benchmark over a full market cycle.
FEES AND EXPENSES OF THE FUND
The table below describes fees and expenses that you may pay if you buy and hold shares of Ariel International Fund (the “Fund”).

Shareholder fees (fees paid directly from your investment)
	Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management fees	0.80%	0.80%
Distribution and service (12b‑1) fees	0.25%	None
Other expenses	0.25%	0.13%
Acquired fund fees and expenses	0.01%	0.01%
Total annual fund operating expenses[1]	1.31%	0.94%
Less fee waiver or expense reimbursement	-0.17%	-0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	1.14%	0.89%

[1]
The total annual fund operating expenses do not correlate to the “Ratio of expenses to average net assets, including waivers” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of Ariel International Fund but does not include acquired fund fees and expenses. Acquired fund fees and expenses are expenses incurred indirectly by Ariel International Fund as a result of its investments in shares of one or more underlying funds (including business development companies (“BDCs”) and exchange traded funds (“ETFs”)).

[2]
Ariel Investments, LLC (“Ariel” or the “Adviser”) is contractually obligated to waive fees or reimburse expenses (excluding acquired fund fees and expenses, brokerage, interest, taxes, distribution plan expenses, and extraordinary items) in order to limit Ariel International Fund’s total annual fund operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class (the “expense caps”) through the end of the fiscal year ending September 30, 2023. If the Fund incurs expenses excluded from the reimbursement agreement, the net annual fund operating expenses could exceed the expense caps. No termination of this agreement by either the Fund’s Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2023.

The example below illustrates the expenses you would pay on a $10,000 investment in the Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example reflects contractual fee waivers and expense reimbursements effective through September 30, 2023. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

Expense example	1-Year	3-Years	5-Years	10-Years
Investor Class	$116	$381	$685	$1,548
Institutional Class	$91	$289	$510	$1,145

10

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY
The Fund invests primarily in equity securities of foreign companies based in developed international markets. The Fund will invest in foreign companies directly by purchasing equity securities or indirectly through instruments that provide exposure to foreign companies. The Fund is permitted to invest in companies of any size, but typically will not invest in companies with market capitalizations below $1 billion. The Fund also invests a portion of its assets in companies based in the U.S. or emerging markets.
The Fund’s investment process seeks to identify investment opportunities that balance long-term performance with risk management by pursuing a “bottom‑up” stock picking discipline focusing on both the fundamentals of the business and the intrinsic value of the business. Ariel primarily considers selling a stock: (i) if its valuation reaches our investment goals, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals. The Fund’s strategies are rooted in the Adviser’s contrarian investment philosophy, which depends on three interrelated tenets: patience, focus and independent thinking.
The Fund may use various derivative instruments to gain or hedge exposure to certain types of securities or currencies, or to invest significant cash inflows in the market (i.e., reducing “cash drag”), including forwards, exchange traded funds (“ETFs”), and other instruments. The Fund may buy and sell currency on a spot basis (i.e., foreign currency trades that settle within two days) and enter into foreign currency forward contracts. Ariel uses these instruments primarily in an attempt to reduce unintended tracking error versus the Fund’s primary benchmark, decrease the Fund’s exposure to changing security prices or foreign currency risk, or address other factors that affect security values.
The Fund is a diversified fund that generally will hold between 50‑150 securities in its portfolio.
PRINCIPAL RISKS
Although Ariel makes every effort to achieve the Fund’s objectives, Ariel cannot guarantee it will attain the objectives. You could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•
Investments in foreign securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or other securities or instruments representing underlying shares of foreign companies, may underperform and may be more volatile than comparable U.S. stocks. Foreign economies and markets may not be as strong or well regulated, foreign political systems may not be as stable, and foreign financial reporting and disclosure standards may not be as rigorous as those in the U.S.

•
Securities issued by foreign companies are typically denominated in foreign currencies, resulting in a risk that adverse exchange rate fluctuations against the U.S. dollar could create losses and could depress prices for extended periods of time. While the Fund may attempt to reduce the effect of currency fluctuations, the projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The use of forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

•	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.

•	The Fund is often concentrated in fewer sectors than its benchmarks, and its performance may suffer if these sectors underperform the overall stock market.

11

•
Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

•
Investments in companies based in emerging markets present risks greater than those in mature markets, including greater risk of adverse government intervention or economic turmoil, high inflation and more volatile interest and currency exchange rates. China-based variable interest entities (“VIEs”) that contract with U.S.-listed companies are not approved by the Chinese government, which may determine such contractual arrangements violate Chinese law. As a result, such U.S.-listed companies may suffer significant economic losses, which would affect the value of the Fund’s investments in such companies.

•
The use of foreign currency derivatives, such as foreign currency forwards, may be expensive and may result in further losses. Derivative instruments may be exchange-traded through an organized exchange or traded in over‑the‑counter (“OTC”) transactions between private parties. OTC transactions are less liquid and riskier than exchange-traded derivatives due to the credit and performance risk of counterparties.

•
ETFs may be less liquid and subsequently more volatile than the underlying portfolio of securities. ETFs also have management fees that increase the cost compared to owning the underlying securities directly.

•
Small- and mid‑capitalization (“small/mid cap”) stocks held by the Fund could fall out of favor and returns would subsequently trail returns of the overall stock market. The performance of such stocks could also be more volatile. Small/mid cap stocks often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than large cap stocks.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.
PERFORMANCE
The bar chart and the table below show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the MSCI EAFE Index, a broad-based securities market index reflecting the performance of the developed markets (excluding the U.S. and Canada) and of the MSCI ACWI ex‑US Index, a broad measure of performance of the global developed and emerging markets (excluding the U.S.). Because a portion of the Fund’s assets are invested in equity securities based in emerging markets, the MSCI ACWI ex‑US Index returns are presented to offer a point of comparison for any such investments. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.
Total return for the year ended December 31

Best Quarter:	2Q 2020	+11.61%
Worst Quarter:	1Q 2020	-13.64%

12

Average annual total returns as of December 31, 2021	1‑Year	5‑Year	10‑Year	Since Inception 12/30/11
Investor Class return before taxes	4.26%	5.69%	5.76%	5.75%
Investor Class return after taxes on distributions	3.67%	5.36%	5.46%	5.46%
Investor Class return after taxes on distributions and sale of fund shares	2.98%	4.51%	4.68%	4.68%
Institutional Class return before taxes	4.55%	5.97%	6.02%	6.01%
MSCI EAFE Index (net) (reflects no deductions for fees or expenses)[1]	11.26%	9.55%	8.03%	8.03%
MSCI ACWI ex‑US Index (net) (reflects no deductions for fees or expenses)[1]	7.82%	9.61%	7.28%	7.28%

[1]
Net index returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non‑resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation.

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on your tax situation and are not relevant if Fund shares are held in tax‑deferred arrangements, such as Individual Retirement Accounts. After‑tax returns are shown for the Investor Class only. After‑tax returns for the Institutional Class will vary.
INVESTMENT ADVISER
Ariel Investments, LLC is the investment adviser to the Fund.
PORTFOLIO MANAGER
Rupal J. Bhansali, Portfolio Manager since inception on December 30, 2011.
For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to page 17 of this Prospectus.

13

Ariel Global Fund
INVESTMENT OBJECTIVE
Ariel Global Fund’s fundamental objective is long-term capital appreciation. The Fund’s non‑fundamental secondary objectives are to seek long-term capital preservation, to generate attractive absolute and risk-adjusted returns, and to attain higher relative returns compared to its benchmark over a full market cycle.
FEES AND EXPENSES OF THE FUND
The table below describes fees and expenses that you may pay if you buy and hold shares of Ariel Global Fund (the “Fund”).

Shareholder fees (fees paid directly from your investment)
	Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management fees	0.80%	0.80%
Distribution and service (12b‑1) fees	0.25%	None
Other expenses	0.31%	0.15%
Acquired fund fees and expenses	0.01%	0.01%
Total annual fund operating expenses[1]	1.37%	0.96%
Less fee waiver or expense reimbursement	-0.23%	-0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	1.14%	0.89%

[1]
The total annual fund operating expenses do not correlate to the “Ratio of expenses to average net assets, including waivers” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of Ariel Global Fund but does not include acquired fund fees and expenses. Acquired fund fees and expenses are expenses incurred indirectly by Ariel Global Fund as a result of its investments in shares of one or more underlying funds (including business development companies (“BDCs”) and exchange traded funds (“ETFs”)).

[2]
Ariel Investments, LLC (“Ariel” or the “Adviser”) is contractually obligated to waive fees or reimburse expenses (excluding acquired fund fees and expenses, brokerage, interest, taxes, distribution plan expenses, and extraordinary items) in order to limit Ariel Global Fund’s total annual fund operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class (the “expense caps”) through the end of the fiscal year ending September 30, 2023. If the Fund incurs expenses excluded from the reimbursement agreement, the net annual fund operating expenses could exceed the expense caps. No termination of this agreement by either the Fund’s Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2023.

The example below illustrates the expenses you would pay on a $10,000 investment in the Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example reflects contractual fee waivers and expense reimbursements effective through September 30, 2023.
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

Expense example	1-Year	3-Years	5-Years	10-Years
Investor Class	$116	$387	$705	$1,605
Institutional Class	$91	$292	$517	$1,165

14

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY
The Fund invests primarily in equity securities of both U.S. and foreign companies, including companies based in developed or emerging markets. The Fund will invest in foreign companies directly by purchasing equity securities or indirectly through instruments that provide exposure to foreign companies. The Fund is permitted to invest in companies of any size, but typically will not invest in companies with market capitalizations below $1 billion. Under normal market conditions, the Fund will invest at least 40% of its assets in countries other than the U.S.
The Fund’s investment process seeks to identify investment opportunities that balance long-term performance with risk management by pursuing a “bottom‑up” stock picking discipline focusing on both the fundamentals of the business and the intrinsic value of the business. Ariel primarily considers selling a stock: (i) if its valuation reaches our investment goals, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals. The Fund’s strategies are rooted in the Adviser’s contrarian investment philosophy, which depends on three interrelated tenets: patience, focus and independent thinking.
The Fund may use various derivative instruments to gain or hedge exposure to certain types of securities or currencies, or to invest significant cash inflows in the market (i.e., reducing “cash drag”), including forwards, exchange traded funds (“ETFs”), and other instruments. The Fund may buy and sell currency on a spot basis (i.e., foreign currency trades that settle within two days) and enter into foreign currency forward contracts. Ariel uses these instruments primarily in an attempt to reduce unintended tracking error versus the Fund’s benchmark, decrease the Fund’s exposure to changing security prices or foreign currency risk, or address other factors that affect security values.
The Fund is a diversified fund that generally will hold between 50‑150 securities in its portfolio.
PRINCIPAL RISKS
Although Ariel makes every effort to achieve the Fund’s objectives, Ariel cannot guarantee it will attain the objectives. You could lose money by investing in this Fund. The principal risks of investing in the Fund are:

•
Investments in foreign securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or other securities or instruments representing underlying shares of foreign companies, may underperform and may be more volatile than comparable U.S. stocks. Foreign economies and markets may not be as strong or well regulated, foreign political systems may not be as stable, and foreign financial reporting and disclosure standards may not be as rigorous as those in the U.S.

•
Securities issued by foreign companies are typically denominated in foreign currencies, resulting in a risk that adverse exchange rate fluctuations against the U.S. dollar could create losses and could depress prices for extended periods of time. While the Fund may attempt to reduce the effect of currency fluctuations, the projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The use of forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

•	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.

•	The Fund is often concentrated in fewer sectors than its benchmark, and its performance may suffer if these sectors underperform the overall stock market.

15

•
Investments in companies based in emerging markets present risks greater than those in mature markets, including greater risk of adverse government intervention or economic turmoil, high inflation and more volatile interest and currency exchange rates. China-based variable interest entities (“VIEs”) that contract with U.S.-listed companies are not approved by the Chinese government, which may determine such contractual arrangements violate Chinese law. As a result, such U.S.-listed companies may suffer significant economic losses, which would affect the value of the Fund’s investments in such companies.

•
Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

•
The use of foreign currency derivatives, such as foreign currency forwards, may be expensive and may result in further losses. Derivative instruments may be exchange-traded through an organized exchange or traded in over‑the‑counter (“OTC”) transactions between private parties. OTC transactions are less liquid and riskier than exchange-traded derivatives due to the credit and performance risk of counterparties.

•
ETFs may be less liquid and subsequently more volatile than the underlying portfolio of securities. ETFs also have management fees that increase the cost compared to owning the underlying securities directly.

•
Small- and mid‑capitalization (“small/mid cap”) stocks held by the Fund could fall out of favor and returns would subsequently trail returns of the overall stock market. The performance of such stocks could also be more volatile. Small/mid cap stocks often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than large cap stocks.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.
PERFORMANCE
The bar chart and the table below show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the MSCI ACWI Index, a broad measure of global developed and emerging market performance. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.
Total return for the year ended December 31

Best Quarter:	2Q 2020	+11.71%
Worst Quarter:	1Q 2020	-13.28%

Average annual total returns as of December 31, 2021	1‑Year	5‑Year	10‑Year	Since Inception 12/30/11
Investor Class return before taxes	11.49%	8.63%	8.54%	8.54%
Investor Class return after taxes on distributions	11.13%	7.96%	8.05%	8.05%
Investor Class return after taxes on distributions and sale of fund shares	7.34%	6.80%	6.95%	6.95%
Institutional Class return before taxes	11.76%	8.90%	8.82%	8.81%
MSCI ACWI Index (net) (reflects no deductions for fees or expenses)[1]	18.54%	14.40%	11.85%	11.85%

16

[1]
Net index returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non‑resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation.

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on your tax situation and are not relevant if Fund shares are held in tax‑deferred arrangements, such as Individual Retirement Accounts. After‑tax returns are shown for the Investor Class only. After‑tax returns for the Institutional Class will vary.
INVESTMENT ADVISER
Ariel Investments, LLC is the investment adviser to the Fund.
PORTFOLIO MANAGER
Rupal J. Bhansali, Portfolio Manager since inception on December 30, 2011.
For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to page 17 of this Prospectus.

PURCHASE AND SALE OF FUND SHARES
Investors may purchase, redeem or exchange Fund shares on any business day by written request, online at arielinvestments.com, by telephone, by wire transfer, or through a financial intermediary. Individuals may open new accounts online at arielinvestments.com or by mailing a signed account application and submitting your payment (in the form of a check or wire transfer). IRA transfers and roll-overs, corporate accounts, and trust accounts cannot be opened online. Once your account is opened, you may conduct transactions by mail (Ariel Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, for overnight service), online at arielinvestments.com or by telephone at 800.292.7435. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial investment for Investor Class shares is $1,000. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum subsequent investment in a Fund for both share classes is $100. Investment minimums may be waived in certain circumstances, including participating in the Funds’ Automatic Investment Program. See more information in the section below “Managing your account”.
TAX INFORMATION
A Fund’s distributions are taxable and will be taxed as ordinary income or capital gains unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an Individual Retirement Account (“IRA”). Such tax‑deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase a Fund through a financial intermediary (such as a broker-dealer or a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. See also page 35 for more information.

17

Patient investment philosophy
INVESTMENT OBJECTIVE
The Funds pursue a common fundamental investment objective: long-term capital appreciation. The Funds invest for appreciation, not income. They seek stocks whose underlying value should increase over time. Any dividend and interest income the Funds earn is incidental to their fundamental objective. Ariel International Fund and Ariel Global Fund (the “International/Global Funds”) also have common non‑fundamental secondary objectives, which are to seek long-term capital preservation, to generate attractive absolute and risk-adjusted returns, and to attain higher relative returns compared to the benchmark over a full market cycle. Only non‑fundamental objectives may be changed without shareholder approval. The Adviser cannot guarantee any Fund will achieve capital appreciation in every circumstance, but Ariel is dedicated to that objective.
PRINCIPAL INVESTMENT STRATEGIES
Ariel Fund invests in small- and mid‑capitalization (“small/mid cap”) undervalued companies that show strong potential for growth. The Fund invests primarily in equity securities of U.S. companies that have market capitalizations within the range of the companies in the Russell 2500TM Index, measured at the time of initial purchase. As of December 31, 2021, the market capitalizations of the companies in the Russell 2500 Index ranged from $30 million to $36.46 billion. (Source: FactSet) The Fund may invest a portion of the portfolio outside (above or below) this market capitalization range.
Also, the market capitalizations for the Fund’s portfolio companies may change over time, and the Fund is permitted to invest in (hold and purchase) a company even if its market capitalization moves outside the stated range.
Ariel Appreciation Fund invests in mid‑capitalization (“mid cap”) undervalued companies that show strong potential for growth. The Fund invests primarily in equity securities of U.S. companies that have market capitalizations within the range of the companies in the Russell Midcap® Index, measured at the time of initial purchase. As of December 31, 2021, the market capitalizations of the companies in the Russell Midcap Index ranged from $430 million to $73.63 billion. (Source: FactSet) The Fund may invest a portion of the portfolio outside (above or below) this market capitalization range. Also, the market capitalizations for the Fund’s portfolio companies may change over time, and the Fund is permitted to invest in (hold and purchase) a company even if its market capitalization moves outside the stated range.
Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations.
Ariel International Fund invests primarily in equity securities of foreign companies based in developed international markets. The Fund is permitted to invest in companies of any size, but typically will not invest in companies with market capitalizations below $1 billion. The Fund also will invest a portion of its assets in companies based in the U.S. or emerging markets.
Ariel Global Fund invests primarily in equity securities of both U.S. and foreign companies, including companies based in developed or emerging markets. The Fund is permitted to invest in companies of any size, but typically will not invest in companies with market capitalizations below $1 billion. Under normal market conditions, the Fund will invest at least 40% of its assets in countries other than the U.S.
INVESTMENT APPROACH
The Funds’ strategies are rooted in the Adviser’s contrarian investment philosophy, which depends on three interrelated tenets: patience, focus and independent thinking.

•	Patience – We take the long-term view and use the market’s short-term focus to uncover mispriced companies whose true value will be realized over time.

18

•	Focus – We invest to our convictions, not to benchmarks.

•
Independent Thinking – We make opportunistic purchases when we see companies that are temporarily out of favor, misunderstood or ignored – generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to our estimate of intrinsic worth.

TRADITIONAL VALUE – ARIEL FUND AND ARIEL APPRECIATION FUND
Ariel’s research process begins with the monitoring of a proprietary watchlist, which is comprised of current, former, and potential new investments. We read extensively, carefully screen stocks, meet with industry contacts, and stay abreast of former holdings. From various sources, we seek information to arrive at a long-term picture and identify what others are missing. We use strategic questioning of company management and independent sources to identify the key issues affecting an industry or company. We generally purchase a relatively small number of companies each year, so we weigh our options carefully. Typically, key information is captured in a research report.
The industry analyst commonly performs three kinds of valuation work: a discounted cash flow analysis, a change‑of‑control‑based estimate, and a full trading value. We often develop independent long-range financial projections and detail the risks. This flexible yet disciplined approach allows us to rely on some valuation metrics more heavily than others as each industry’s shape merits. For example, discounted cash flows are less important for small banks than transaction multiples; whereas for consumer product companies discounted cash flows are more critical. We generally seek (at time of initial purchase) to purchase companies that trade at a 40% or greater discount to the private market value we have calculated and/or that trade for 13x or less forward cash earnings estimates.
To identify what others are missing, we reach out to our industry contacts. With the information we gather from these contacts, we create an information matrix that ultimately helps us identify where information is lacking and what key issues may guide us in distinguishing a good idea from a bad one. Armed with this knowledge, we can strategically interview management and independent sources, ignoring the immaterial information and concentrating on the critical points.
In addition, in the wake of the financial crisis of 2007-2009, we developed a number of tools and systems to support risk management, including:

•	a proprietary debt rating to supplement Moody’s and Standard & Poor’s public ratings;

•	a proprietary rating relating to the perceived economic “moat” created by a business’s competitive advantage; and

•
a system that monitors the sell-side ratings of our stocks, which enables us to determine whether consensus on a stock is too optimistic (a risk in our view) or too negative (a potential opportunity in our view).

We have a dedicated environmental, social and governance (“ESG”) team embedded within our research team. With supporting analysis from the ESG team, the primary analyst for a company assigns a proprietary ESG‑risk rating for each existing and prospective portfolio company. The rating is based on the company’s ESG policies and practices. We assess the potential of adverse financial impact to a company’s enterprise value over a long-term investment horizon arising from ESG‑related risk factors. We have integrated the ESG‑risk rating in our analysis of companies, and it is one factor, but not a primary factor, our investment teams use in evaluating companies. In addition to applying its ESG‑risk ratings, Ariel has a long tradition of building constructive relationships with the management teams of portfolio companies to encourage improvement on ESG performance. In collaboration with analysts and portfolio managers, the dedicated ESG team leads proactive engagement strategies targeting financially material ESG issues to create shared value over the long-term investment horizon. Engagements include conversations with management teams, board members, and key business unit or organizational leaders of portfolio companies on specific ESG issues, sending letters on thematic ESG topics, providing company-tailored recommendations to diversify board membership, and other forms of dialogue. Our ESG‑risk rating process complements long-held investment restrictions in these strategies of companies whose primary source of revenue is derived from the production or sale of tobacco products, the manufacture of firearms, or the operation of for‑profit prisons.

19

For the traditional value funds, buy decisions are made within the framework of a number of parameters:

•	Ariel invests within its circle of competence, closely following certain industries and companies.

•
Ariel does not try to time the market and seeks to remain fully invested. Cash and cash equivalents are generally only by‑products of Ariel’s investment strategy, not a tactical or strategic decision. At times, Ariel maintains larger than normal cash positions in the Funds. Cash positions are generally not held for defensive purposes but are maintained while Ariel searches for compelling opportunities for investment.

The research team discusses the investment idea and senior research team members weigh in. As it has been since Ariel Fund’s inception, the final investment decisions for Ariel Fund are made by John W. Rogers, Jr., who has served, and continues to serve, as the Fund’s Lead Portfolio Manager and the Adviser’s Chief Investment Officer. The final investment decisions for Ariel Appreciation Fund are made by co‑portfolio managers John W. Rogers, Jr. and Timothy Fidler.
FOCUSED VALUE – ARIEL FOCUS FUND
Ariel’s research process begins with the monitoring of a proprietary watchlist, which is comprised of current, former, and potential new investments. We read extensively, carefully screen stocks, meet with industry contacts, and stay abreast of former holdings. From various sources, we seek information to arrive at a long-term picture and identify what others are missing. We use strategic questioning of company management and independent sources to identify the key issues affecting an industry or company. As a focused strategy, we purchase a small number of companies, so we weigh our options carefully.
The industry analyst commonly performs three kinds of valuation work: a discounted cash flow analysis, a change‑of‑control‑based estimate, and a full trading value. We often develop independent long-range financial projections and detail the risks. This flexible yet disciplined approach allows us to rely on some valuation metrics more heavily than others as each industry’s shape merits. For example, discounted cash flows are less important for small banks than transaction multiples; whereas for consumer product companies discounted cash flows are more critical. We generally seek (at time of initial purchase) to purchase companies that trade at a 40% or greater discount to the private market value we have calculated and/or that trade for 13x or less forward cash earnings estimates.
To identify what others are missing, we reach out to our industry contacts. With the information we gather from these contacts, we create an information matrix that ultimately helps us identify where information is lacking and what key issues may guide us in distinguishing a good idea from a bad one. Armed with this knowledge, we can strategically interview management and independent sources, ignoring the immaterial information and concentrating on the critical points.
In addition, in the wake of the financial crisis of 2007-2009, we developed a number of tools and systems to support risk management, including:

•	a proprietary debt rating to supplement Moody’s and Standard & Poor’s public ratings;

•	a proprietary rating relating to the perceived economic “moat” created by a business’s competitive advantage; and

•
a system that monitors the sell-side ratings of our stocks, which enables us to determine whether consensus on a stock is too optimistic (a risk in our view) or too negative (a potential opportunity in our view).

Ariel Focus Fund does not buy companies whose primary source of revenue is derived from the production or sale of tobacco products, the manufacture of firearms, or the operation of for‑profit prisons.
For Ariel Focus Fund, buy decisions are made within the framework of a number of parameters:

•	Ariel invests within its circle of competence, closely following certain industries and companies.

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•
Ariel does not try to time the market and seeks to remain fully invested. Cash and cash equivalents are generally only by‑products of Ariel’s investment strategy, not a tactical or strategic decision. At times, Ariel maintains larger than normal cash positions in the Fund. Cash positions are generally not held for defensive purposes but are maintained while Ariel searches for compelling opportunities for investment.

The final investment decisions for Ariel Focus Fund are made by portfolio manager, Charles Bobrinskoy.
INTERNATIONAL/GLOBAL – ARIEL INTERNATIONAL FUND AND ARIEL GLOBAL FUND
Ariel’s investment process for Ariel International Fund and Ariel Global Fund seeks to identify investment opportunities that balance long-term performance with risk management. Ariel utilizes a “bottom‑up” stock picking discipline focusing on both the fundamentals of the business and the intrinsic value of the business. The Funds’ secondary objectives are to seek long-term capital preservation, to generate attractive absolute and risk-adjusted returns, and to attain higher relative returns compared to each Fund’s respective benchmark over a full market cycle.
We first seek to reduce the risk of large investment losses by quantitatively and qualitatively identifying and eliminating those companies which, in our judgment, have the highest propensity to fail or become marginalized over time or are too risky to justify the returns generated. We may also eliminate companies for other considerations such as limited liquidity or corporate governance risks. For those companies that pass our risk screening process, we conduct detailed fundamental bottom‑up research. We review market research, interact with company management teams, as well as tap into a variety of other informational sources, such as vendors, suppliers, customers, analysts, and industry experts, to form our proprietary view of the industry and the business. As part of our bottom‑up fundamental research, relevant and material ESG considerations are integrated into our investment process. Our ESG assessments and ratings are one factor, but not a primary factor, that our investment teams use in evaluating companies being considered for ownership in the Funds.
The investment research team is organized by industry, and the bulk of the analyses at this stage are conducted by the analyst responsible for that industry. Once the analyst has formulated an understanding of the key drivers of the investment case, the thesis and assumptions (both macro and micro) underpinning best and worst-case scenarios are debated. If the company meets our investment criteria, it is added to a list of approved investments. The final investment decisions for the International/Global Funds are made by portfolio manager, Rupal J. Bhansali, who weighs the risks and potential rewards of each investment opportunity and assesses the contribution of each investment opportunity to desired portfolio characteristics.
TURNOVER
Ariel believes the market will ultimately reward the companies in which the Funds invest, and we give them the time such recognition requires. For the Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund, this time is generally three to five years. However, the holding period may vary for any particular stock. This long-term approach means those Funds typically have low rates of turnover. The turnover rates for the International/Global Funds will vary over time and may be higher than the other Funds’ turnover rates.
Each time a mutual fund turns over a holding (i.e., sells one stock to buy another or sells securities to meet redemptions), it normally incurs transaction charges that negatively impact investment returns—the higher the turnover rate, the higher the impact of the transaction costs. High turnover rates can reduce investment performance while low turnover rates can enhance it. A low rate of turnover can offer yet another advantage because it may defer a fund’s taxable capital gains. However, even the turnover of a few holdings may result in considerable taxable capital gains if such holdings appreciated significantly during the holding period.
The primary reasons that will prompt Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund to sell a stock are: (i) if its valuation reaches the Adviser’s determination of its private market value, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals. In determining whether a stock is fully valued, Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund look at the price‑to‑earnings ratio based on future earnings and whether the stock trades at a discount to our private market value calculation. Each of the International/Global Funds consider selling a stock: (i) if its valuation reaches the Fund’s investment goals, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals. The International/Global Funds also consider the contribution to overall

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desired portfolio characteristics in determining whether to sell a stock. All Funds also may consider selling a stock when there is a major change in the competitive landscape, a substantial shift in company fundamentals, a loss of faith in management’s abilities, when there are more compelling buying opportunities, or the stock’s risk/reward profile is no longer compelling. In addition, the Adviser has adopted procedures for Ariel Fund and Ariel Appreciation Fund to sell stocks that the Adviser views as substantially outside Ariel Fund’s small/mid cap range and Ariel Appreciation Fund’s mid cap range.
FOREIGN SECURITIES
The International/Global Funds can invest 100% of their net assets in foreign securities. Under normal market conditions Ariel Global Fund will invest at least 40% of its assets in countries other than the U.S. Ariel Focus Fund can invest up to 20% of its net assets in foreign securities. Ariel Fund and Ariel Appreciation Fund can invest up to 10% of their respective net assets in foreign securities. A Fund may invest in foreign companies directly by purchasing equity securities or indirectly through instruments that provide exposure to foreign companies.
In determining whether a company is foreign or domestic, the Adviser will generally look to the physical location of the headquarters of the company. However, if the company is headquartered outside the U.S. but the primary exchange trading its securities and the majority of its sources of revenues and/or profits are in the U.S., the Adviser may determine that the company should be classified as domestic rather than foreign.
The International/Global Funds may invest in foreign companies based in emerging markets. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund have not invested in, and do not currently expect to invest in, foreign companies based in emerging markets.
EXCHANGE TRADED FUNDS
The International/Global Funds at times will invest in exchange traded funds (“ETFs”), which are investment companies that trade like stocks. Unlike the Funds, shares of ETFs are not priced at the net asset value of their underlying portfolio holdings (“NAV”), but instead trade like stocks at the market price, which may be at a price above or below their NAV. ETFs also have management fees that can increase their costs versus the costs of owning the underlying securities directly. The Funds may invest in ETFs primarily to gain exposure for the Funds to a particular market or market segment without investing in individual securities. Any investments in ETFs consisting of portfolio holdings predominately in countries other than the U.S. are considered foreign investments, including for the purpose of determining Ariel Global Fund’s compliance with its 40% test.
DERIVATIVES
The International/Global Funds may use various derivative instruments to gain or hedge exposure to certain types of securities or currencies, or to invest significant cash inflows in the market (i.e., reducing “cash drag”), including forwards, exchange traded funds (“ETFs”), and other types of instruments (as described in the Funds’ Statement of Additional Information). The Funds may buy and sell currency on a spot basis (i.e., foreign currency trades that settle within two days) and enter into foreign currency forward contracts. The International/Global Funds may buy and sell foreign currency options and securities, securities index options or futures, other futures contracts or options, and enter into swap agreements, which are types of derivatives. The Adviser uses these instruments primarily in an attempt to reduce unintended tracking error versus each Fund’s primary benchmark, decrease the Funds’ exposure to changing security prices or foreign currency risk, or address other factors that affect security values. The derivatives utilized by the Funds will be considered foreign investments to the extent that they have economic characteristics similar to those of equity securities that the Funds consider to be foreign investments, including for the purpose of determining Ariel Global Fund’s compliance with its 40% test.
If the Adviser’s strategies do not work as intended, the International/Global Funds may not achieve their objectives.
CASH POSITIONS
At times, the Funds may maintain larger than normal cash positions while the Adviser searches for compelling opportunities for investment. Cash positions also may be held for defensive purposes in the International/Global Funds. Cash positions may be comprised of cash equivalents that may include, but are not limited to, money market funds, commercial paper, treasury bills, and short-term government bonds. For the International/Global Funds, counterparties in some of these transactions may include foreign banks and foreign governments.

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PRINCIPAL INVESTMENT RISKS
General Investing Risks. Although Ariel makes every effort to achieve each Fund’s fundamental objective of long- term capital appreciation, Ariel cannot guarantee it will attain that objective or any non‑fundamental objective. You could lose money on your purchase of shares in any of the Funds. Each Fund is also subject to risks unique to its investment strategy. Certain of the following risks may apply to your investment.
Value Investing Risks. During any given period, value investing may achieve better or worse results than other investment styles. The value investing approach carries the risk that the market will not recognize a stock’s intrinsic value for a long time, or that a stock judged as undervalued may actually be appropriately priced. The liquidity of a security may affect a Fund’s ability to buy or sell the security at the desired time, price or weighting. Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces. An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.
Equity Investing Risks. Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stock, preferred stock, preference shares, tracking stock, warrants, and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a company probably will be reflected as a decline in the value of its equity securities. When the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.
Investing Risk Arising from Public Health Threats, such as COVID‑19. Widespread threats to public health can have a dramatic negative impact on the global economy and financial markets, which could adversely affect the securities held by the Funds. In 2020, the novel Coronavirus (COVID‑19) pandemic unleashed economic shocks as governments across the globe enacted strict containment policies, which shuttered businesses, halted commerce, instilled travel bans and imposed social distancing measures confining regional populations to their homes. The extent to which COVID‑19 will affect the Funds’ portfolio companies’ operations and results and, consequently, the Funds’ performance will depend on future developments, which are highly uncertain and cannot be predicted.
Equity Investing Risk Relating to Business Continuity/Operational and Cybersecurity Risks. The companies in which the Funds invest are susceptible to the risk that they will be unable to continue business as usual, or at all, following a disruption such as a natural disaster, power failure, terrorist attack, pandemic, or cybersecurity attack. These disruptions potentially could result in financial losses, violations of applicable privacy and other laws, regulatory fines, penalties, and reputational damage. Affected companies could be unable to conduct business, or have limited operations, for an extended period of time, resulting in losses to the Funds.
Smaller Company Risks. Small and mid cap stocks held by the Funds could fall out of favor and returns would subsequently trail returns of the overall stock market. Investing in small and mid cap stocks is riskier and more volatile than investing in large cap stocks. Small and mid cap companies often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than larger capitalization companies. Small cap stocks may trade less frequently and in smaller volumes, and as a result may be less liquid, than securities of large cap stocks. Therefore, when purchasing and selling such securities, higher transactional costs may be paid. Additionally, if a Fund is forced to sell securities to meet redemption requests or other cash needs, it may be forced to dispose of such securities under disadvantageous circumstances and at a loss.
Concentration Risks. The Funds at times hold large positions in certain companies and/or sectors, and the Funds’ performance may suffer if these companies or sectors underperform. Ariel Focus Fund is a non‑diversified fund and therefore may be subject to greater volatility than a more diversified investment. A fluctuation in one stock held by Ariel Focus Fund could significantly affect the overall performance of the Fund.

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Foreign Risks. Investments in foreign stocks may underperform and may be more volatile and less liquid than comparable U.S. stocks. The values of foreign investments are affected favorably or unfavorably by foreign currency fluctuations. While Ariel attempts to reduce the effect of currency fluctuations, the projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Foreign economies and markets may not be as strong or well regulated, foreign political systems may not be as stable (and may subject a portfolio to the risk of nationalization, expropriation, or confiscatory taxation of assets), and foreign financial reporting, accounting, custody, auditing and disclosure standards may not be as rigorous as those in the U.S. When a Fund invests in foreign securities, the expenses of trading and holding such securities are likely to be higher than the expenses relating to comparable U.S. securities, since the custodial and certain other expenses are expected to be higher. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than transactions involving U.S. securities. A Fund may have significant exposure to a particular region, sector, industry or currency, which may have a material impact on the Fund’s performance. The Fund will invest in foreign companies directly by purchasing equity securities or indirectly through instruments, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), or other instruments that provide exposure to foreign companies.
In some foreign markets, sub‑custodian arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. A Fund may be required to maintain a license to invest directly in some foreign markets. In addition, a Fund may be limited in some jurisdictions from engaging in short-term trading (as defined by the relevant jurisdiction). Investments in foreign countries may subject a Fund to non‑U.S. taxation (potentially retroactively) on (i) capital gains it realizes or dividends or interest it receives on non‑U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments.
Investments in companies based in emerging markets present risks greater than those in mature markets. There is no universally accepted definition of an emerging market country. The Adviser generally defers to the MSCI indices’ market classifications to determine whether a company is in an emerging market country. Emerging market countries may have less-developed legal, political, and accounting systems, and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Economies of emerging countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization, expropriation, restrictions on repatriation, or other confiscation of assets of issuers of securities. There may be greater risk of default (by both the government and private issuers), greater governmental involvement in the economy, capital controls, inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze), unavailability of material information about issuers, slower clearance and settlement, differing investment structures, and restrictions on foreign ownership of stocks of local companies. Emerging markets may have less reliable access to capital, lower liquidity than established markets, and a greater potential for market manipulation. There may be differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards which could impede the Adviser’s ability to evaluate local companies. There may be greater limitations on the rights and remedies available to the Funds and other owners to pursue, obtain and enforce claims against emerging market issuers. There may be greater risk of high inflation and more volatile interest and currency exchange rates, which could depress prices for extended periods of time. Investments in emerging countries may involve trading and operational risks (including the risk of natural disasters and wars) and may require the payment of additional costs. Performance dispersion may result among the Adviser’s client accounts (including the Funds) due to an inability to aggregate trades and allocate price and transaction costs among clients and the Funds on a pro rata basis. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. The greater emerging market risks may adversely impact a Fund’s performance and its ability to achieve its investment objective(s).
Foreign Currency and Derivatives Risk. The International/Global Funds may use various derivative instruments to gain or hedge exposure to certain types of securities or currencies, or to invest significant cash inflows in the market (i.e., reducing “cash drag”), including forwards, ETFs, and other instruments. These include the following: buying and selling currency on a spot basis (i.e., foreign currency trades that settle within two days) and entering into foreign currency forward contracts. The Funds may buy and sell foreign currency options and securities,

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securities index options or futures, other futures contracts and options, and enter into swap agreements. The use of various types of derivatives may intensify investment losses, may create more volatility and may expose the Funds to other losses and expenses. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indexes they are designed to track, and suitable derivative instruments may not be available in all circumstances. Investments involving derivatives, such as foreign currency forward contracts, involve counterparty risk that could result in defaults on payment, delivery or other obligations. In addition, such investments may require a Fund to enter into agreements with counterparties and may require the payment of additional costs and the collateralization of a portion of a Fund’s account assets. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed a Fund’s original investment. In addition, given their complexity, derivatives expose the Funds to risks of mispricing or improper valuation.
Foreign currency forward contracts are used to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. The International/Global Funds often will hedge large currency exposures in an attempt to reduce unintended tracking error versus the Funds’ respective benchmarks by using currency forward contracts although the Funds will also secure or maintain currency exposure via spot markets (i.e., foreign currency trades that settle within two days). The International/Global Funds’ currency strategy is designed to reduce risk, and it aims to dampen the effects of large currency moves primarily in major benchmark currencies, not to eliminate all currency tracking error entirely. A Fund will not be perfectly hedged against its benchmark as the costs could be prohibitive and often unwarranted. In particular, the projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The use of foreign currency forward contracts in this manner might reduce a Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the portfolio had not entered into such contracts. Ariel uses discretion and judgment in determining the cost benefit analysis of hedging.
In October 2020, the SEC adopted Rule 18f‑4 (“Rule 18f‑4”) under the Investment Company Act of 1940, as amended (the “1940 Act”), which will replace current asset segregation requirements with a new framework for the use of derivatives by certain funds registered under the 1940 Act. Rule 18f‑4 imposes a series of new requirements that vary depending on the significance of a Fund’s investments in derivatives. These requirements could have an impact on a Fund, including a potential increase in the cost to enter into derivatives transactions. The full impact of Rule 18f‑4 on each Fund is still being evaluated, however, compliance with Rule 18f‑4 is required by August 2022.
Exchange Traded Fund (“ETF”) Risk. The risks of owning ETFs generally reflect the risks of owning the underlying companies, although lower liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. ETFs also have management fees that increase the cost of owning ETFs compared to owning the underlying securities directly.
Excess Cash Risks. Certain Funds will at times temporarily hold excess cash (i.e., more than the cash levels typically required to meet any unexpected daily redemptions of Fund shares) or cash equivalents for defensive purposes in attempting to respond to adverse market, economic, political, or other conditions and/or during times when equity investments suitable for the Fund are difficult to identify. If the Funds hold excess cash, they will be exposed to inflation risk and the risk of exchanging lower risk for potentially lower returns. Holding excess cash is generally inconsistent with the Funds’ principal investment strategies and upon doing so the Funds may fail to achieve their fundamental investment objective. Cash positions may be comprised of cash or cash equivalents that may include, but are not limited to, foreign currency, money market funds, commercial paper, treasury bills, and short-term government bonds. For the International/Global Funds, counterparties in some of these transactions may include foreign banks and foreign governments. Foreign cash equivalents are riskier because they involve foreign counterparties, foreign exchange risk, as well as the risks associated with foreign currencies.
Regulatory Risks. The Funds are also subject to the risk that a change in U.S. law and related regulations will impact the way the Funds operate, increase costs of the Funds’ operations, and/or change the competitive landscape.
Price Fluctuation Risk. Although past performance cannot predict future results, stock investments historically have outperformed most bond and money market investments over long time periods. However, this higher return

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has come at the expense of greater short-term price fluctuations. Thus, you should not invest in the Funds if you anticipate a near-term need—typically within five years—for either the principal or the gains from your investment.
Management of the Funds
INVESTMENT ADVISER
Ariel, which began operations in 1983, manages the investments of the Funds. Its investment management services include buying and selling securities on behalf of the Funds, as well as conducting the research that leads to buy and sell decisions. The firm is headquartered at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601 (telephone: 312.726.0140 or 800.725.0140, website: arielinvestments.com).
Every year the Funds’ Board of Trustees considers whether to approve the investment management agreements for the Funds. A discussion regarding the basis for the Trustees’ approval of the agreements is available in the Funds’ semi-annual report to shareholders for the six months ended March 31.
Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Funds. Shareholders are not parties to, or intended to be third- party beneficiaries of, those contractual arrangements.
This Prospectus and the Statement of Additional Information provide information concerning each Fund that you should consider in determining whether to purchase shares of the Funds. Each Fund may make changes to this information from time to time.
MANAGEMENT FEES
ARIEL FUND
Ariel is paid for its investment and administration services provided to Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, 0.60% for the next $500 million, declining to 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2021, the fee amounted to 0.58% of average daily net assets for the Investor Class and for the Institutional Class.
ARIEL APPRECIATION FUND
Ariel is paid for its investment and administration services provided to Ariel Appreciation Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, 0.70% for the next $500 million, declining to 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2021, the fee amounted to 0.71% of average daily net assets for the Investor Class and for the Institutional Class.
ARIEL FOCUS FUND
Ariel is paid for its investment and administration services provided to Ariel Focus Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, 0.60% for the next $500 million, declining to 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2021, after waivers, the fee amounted to 0.45% of average daily net assets for the Investor Class and 0.54% of the average daily net assets for the Institutional Class.
ARIEL INTERNATIONAL FUND
Ariel is paid for its investment services provided to Ariel International Fund at the annual rate of 0.80% of the first $1 billion of average daily net assets, declining to 0.75% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2021, after waivers, the fee amounted to 0.63% of average daily net assets for the Investor Class and 0.75% of average daily net assets for the Institutional Class.

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ARIEL GLOBAL FUND
Ariel is paid for its investment services provided to Ariel Global Fund at the annual rate of 0.80% of the first $1 billion of average daily net assets, declining to 0.75% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2021, after waivers, the fee amounted to 0.57% of average daily net assets for the Investor Class and 0.73% of average daily net assets for the Institutional Class.
PORTFOLIO MANAGERS
ARIEL FUND
Lead Portfolio Manager
John W. Rogers, Jr., Chairman, Co‑CEO and Chief Investment Officer, Ariel Investments, LLC. John is the Lead Portfolio Manager for Ariel Fund. As such, he makes the final investment decisions for the Fund. He founded the firm in 1983 and has served as Lead Portfolio Manager for Ariel Fund since the Fund’s inception in 1986.
Portfolio Managers
John P. Miller, CFA, Senior Vice President, Ariel Investments, LLC and Portfolio Manager, Ariel Fund. John has served in this capacity since November 2006.
Kenneth E. Kuhrt, CPA, Executive Vice President, Ariel Investments, LLC and Portfolio Manager, Ariel Fund. Ken has served in this capacity since December 2011. Ken joined Ariel in 2004 as a Research Analyst.
ARIEL APPRECIATION FUND
Co‑Portfolio Managers
John W. Rogers, Jr., Chairman, Co‑CEO and Chief Investment Officer, Ariel Investments, LLC, Co‑Portfolio Manager, Ariel Appreciation Fund. John has served in this capacity since December 2011. John served as Lead Portfolio Manager for Ariel Appreciation Fund from 2002 to December 2011.
Timothy Fidler, CFA, Executive Vice President and Director of Research, Ariel Investments, LLC and Co‑Portfolio Manager, Ariel Appreciation Fund. Tim has served in this capacity since December 2011. Tim served as Portfolio Manager of Ariel Appreciation Fund from November 2009 to December 2011.
ARIEL FOCUS FUND
Portfolio Manager
Charles K. Bobrinskoy, Vice Chairman and Head of Investment Group, Ariel Investments, LLC and Portfolio Manager, Ariel Focus Fund. Charlie has served as Portfolio Manager since the Fund’s inception in 2005.
ARIEL INTERNATIONAL FUND AND ARIEL GLOBAL FUND
Portfolio Manager
Rupal J. Bhansali, Executive Vice President, Chief Investment Officer—International & Global Equities, Ariel Investments, LLC and Portfolio Manager, Ariel International Fund and Ariel Global Fund. Rupal has served as Portfolio Manager for the International/Global Funds since their inception in 2011.
NOTE: The Statement of Additional Information provides more details about the portfolio managers’compensation, other accounts managed by the portfolio managers and their ownership of shares of the respective Fund(s) they manage.

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ADMINISTRATION
The Adviser is responsible for the administrative services for the Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund. These services include:

•	Responding to shareholder requests for information on their accounts and the Funds in general

•	Preparing quarterly reports for shareholders

•	Preparing reports for the Funds’ Board of Trustees
The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub‑fund administrator engaged by the Adviser for the Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for the International/Global Funds. Northern Trust also acts as the Funds’ accounting agent and custodian.
U.S. Bank Global Fund Services (“USBGFS”) serves as the Funds’ transfer agent. As transfer agent, USBGFS maintains shareholder records, opens shareholder accounts and processes buy and sell orders for shares of the Funds.
Managing your account
Investors may purchase or sell shares in the Funds directly through Ariel or through an intermediary, such as a broker, bank, investment adviser or record-keeper. Intermediaries may charge other fees to their clients—check with your financial intermediary. The following sections apply to purchasing and selling Fund shares directly.
DOING BUSINESS WITH ARIEL
Shareholder services representatives are available Monday through Friday (except holidays) from 8:00 a.m. to 7:00 p.m. Central Time. The Funds’ website (arielinvestments.com) and Turtle Talk (an automated shareholder information hotline, 800.292.7435) are both available 24 hours a day, 7 days a week.
Shares of the Funds are offered for sale in the United States and its territories only, including Guam, Puerto Rico and the U.S. Virgin Islands. To invest in the Funds, you must be a U.S. citizen or resident alien, and you must reside within the United States and its territories or have a U.S. military address.
OPENING A NEW ARIEL ACCOUNT
The minimum initial investment for Investor Class shares is $1,000. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum subsequent investment in a Fund for both classes of shares is $100. Investment minimums may be waived in certain circumstances as described in this Prospectus, including participating in the Funds’ Automatic Investment Program.
Individuals may open new accounts online at arielinvestments.com or by mailing a signed account application and submitting payment (in the form of a check or wire transfer). IRA transfers and rollovers, corporate accounts, and trust accounts cannot be opened online. To open an account by mail, you can obtain an account application by calling 800.292.7435 or by downloading an application from arielinvestments.com. Mail your completed application to:

Regular mail	Overnight mail
Ariel Investment Trust c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Ariel Investment Trust c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

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The Funds do not consider the U.S. Postal Service or other independent delivery service to be their agents. Therefore, deposit in the mail or with such services, or receipt at a USBGFS post office box, of purchase orders (or redemption requests) does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders (or redemption requests) is based on when the order is received at the transfer agent’s office.
Once your account has been opened, you may conduct transactions by mail, online at arielinvestments.com or by telephone at 800.292.7435. For more information about online transactions, see the section below called “Online Transactions”.
FUNDING YOUR ACCOUNT BY WIRE
To open an account and make an initial investment by wire, a completed account application must be sent by mail before your wire can be accepted. Upon receipt of your completed application, your account number will be assigned. This number will be required as part of the instruction that you should provide to your bank to send the wire. Your bank should transmit monies by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA Number: 075000022
Credit: U.S. Bank Global Fund Services
Account Number: 112‑952‑137
Further Credit: Ariel Investment Trust
(Your shareholder registration name)
(Your shareholder account number and
Fund name or Fund number)
	Fund Numbers
	Investor Class	Institutional Class
Ariel Fund:	2220	2230
Ariel Appreciation Fund:	2221	2231
Ariel Focus Fund:	2222	2232
Ariel International Fund:	2225	2235
Ariel Global Fund:	2226	2236

Before sending a wire, please contact the transfer agent at 800.292.7435 to advise them of your intent to wire monies. This will ensure prompt and accurate credit upon receipt of your wire. Your bank must include the name of the Fund you are purchasing, your Ariel shareholder account number and your name so that monies can be correctly applied. Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Wires cannot be sent on days when the Federal Reserve is closed (even if the Funds are open for business). This includes Columbus Day and Veterans’ Day. Wire orders to buy or sell shares that are placed on such days will be processed on the next day that both the Funds and the Federal Reserve are open.
ONLINE TRANSACTIONS IN YOUR ACCOUNT
Once you have opened an account, you can make subsequent purchases online at arielinvestments.com. To set up your online account after opening an account by mail, you will need the last four digits of your Social Security number (or taxpayer identification number) and your account number.
Payment for shares purchased online may be made only through an ACH (Automatic Clearing House) debit of your bank account of record. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions online. Online transactions also are subject to the same purchase minimums and maximums as other purchase methods. However, the maximum online redemption amount is $50,000.
You should be aware that there may be delays, malfunctions or other inconveniences associated with online transactions. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.
The Funds employ procedures to verify that online transactions are authentic. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions online, you will need your account number, username and password. The Funds and their service providers will not be liable for any loss, liability, cost or expense for following instructions communicated online, including fraudulent or unauthorized instructions.

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SHARE CLASSES
Investor Class shares are offered to individual investors directly or through mutual fund supermarkets or platforms offered by broker-dealers or other financial intermediaries and charge a 0.25% distribution and service fee. Investor Class shares are subject to a minimum initial investment of $1,000 and a subsequent investment minimum of $100.
Institutional Class shares are offered primarily for direct investments by institutional investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations, financial intermediaries and high net worth individuals. The minimum initial investment for Institutional Class shares is $1 million and a subsequent investment minimum of $100.
The Distributor may waive the initial and subsequent minimum investment in certain circumstances, including, but not limited to, the following:

•	Certain wrap or other fee‑based programs for the benefit of clients of investment professionals or other financial intermediaries

•
Employer-sponsored retirement plans, such as defined contribution plans (401(k) plans and 457 plans), defined benefit plans, pension and profit-sharing plans, employee benefit trusts, employee benefit plan alliances and other retirement plans established by financial intermediaries where the investment in such plan is expected to reach the $1 million minimum within a reasonable time period or the plan currently has assets of at least $25 million

•	Certain registered investment advisers, broker-dealers and individuals accessing accounts through registered investment advisers

•	Investors participating in the Funds’ Automatic Investment Program for the Investor Class of shares

•	Employee benefit plans sponsored by the Adviser

•	Trustees of the Trust and their family members*

•	Employees and directors of the Adviser and its affiliates and their family members*

*
Family members include, without limitation, spouse, domestic partner, parents, spouse’s/domestic partner’s parents, children, children’s spouses/domestic partners, grandchildren, brothers, and sisters.

USA PATRIOT ACT
In accordance with the regulations issued under the USA PATRIOT Act, the Funds and USBGFS are required to obtain, verify and record information that identifies each person who applies to open an account. For this reason, when you open (or change ownership of ) an account, you will be asked for your name, street address (or APO/ FPO), date of birth, taxpayer identification number and other information, which will be used to verify your identity. If you open an account in the name of a legal entity (e.g., partnership, limited liability company, business trust or corporation), you must also supply the identity of the beneficial owner(s).
The Funds are required to reject your account application if you fail to provide all of the required information. The Funds will attempt to contact you or your broker to try and collect the missing information. Please note:

•	If you are unable to provide the requested information or the Funds are unable to contact you within two business days, your application will be rejected and your money will be returned.

•	If you provide the required information following the request, your investment will be accepted and you will receive the Fund price as of the date all information is received.
IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT
If the Funds are unable to verify your identity based on the information you provide, they reserve the right to close and liquidate your account. You will receive the Fund share price for the day your account is closed, and the

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proceeds will be mailed to you. Please note that your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction. Under some circumstances, the Funds may be required to “freeze” your account if information matches government suspicious activity lists.
The Funds reserve the right to hold your proceeds until the earlier of (i) 15 days after your purchase check was invested or (ii) the date your purchase check is verified as cleared. This delay will not apply if you purchased your shares via wire payment.
PLEASE NOTE:
REGARDING PURCHASES OF SHARES IN THE FUNDS

•	Refer to “Determining the price for your transaction” on page 38 for information regarding how the Fund share price for your purchase or redemption transaction is determined.

•
Broker-dealers may charge a transaction fee on the purchase or sale of Fund shares. The Funds will be deemed to have received a purchase or redemption order when an authorized broker-dealer, or its authorized designee, receives the order.

•	The number of shares you have purchased is calculated based on the Fund share price (net asset value) you received at the time of your order.

•
Purchases are accepted only in U.S. dollars drawn on U.S. banks. The Funds will not accept payment in cash or money orders. In addition, to prevent check fraud, the Funds will not accept payment methods that the Funds determine are more susceptible to fraud, including, but not limited to, third-party checks (except for properly endorsed IRA rollover checks), Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks, gift cards or certificates or any conditional order or payment.

•
With an Automatic Investment Program, any time a scheduled investment is rejected by your bank, the Funds will charge your account $25, plus any loss incurred. Two consecutive rejects will result in suspension of your Automatic Investment Program until further notice. If you cancel your monthly Automatic Investment Program prior to reaching the Investor Class account minimum, the Funds reserve the right to close your account and send you the proceeds with 30 days prior written notice, unless a balance of $1,000 or more is restored within that 30‑day period.

•
If payment for your check or telephone purchase order does not clear, the Funds will cancel your purchase. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Funds for any payment that is returned.

•
The Funds reserve the right in their sole discretion to waive investment minimums and/or set lower investment minimums than those minimums stated in this Prospectus. For example, the Funds may waive or lower investment minimums for investors who invest in the Funds through an asset-based fee program made available through a financial intermediary or invest in the Funds through a 401(k) or other retirement account.

•
The Funds reserve the right to stop selling shares at any time. The Funds also reserve the right to terminate the privilege of any investor to open an account or to execute purchases through exchange transactions in any account at any time in the Funds with or without prior notice.

REGARDING THE SALE OF SHARES IN THE FUNDS

•
The Funds normally send the proceeds of your redemption to you the next business day. However, if a Fund believes the sale may adversely affect the operation of the Fund, it may take up to 7 days to send your proceeds. We recommend that you call the Funds at 800.292.7435 before redeeming $500,000 or more. By calling first, you may avoid delayed payment of your redemption.

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•
The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalents or by selling portfolio holdings. Redemptions in kind (marketable portfolio securities) may be used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in kind will be considered only when the amount to be redeemed is $5 million or more. In addition, the Funds have in place a line of credit that may be used to meet redemption requests. The line of credit or a redemption in kind may be used regularly or in stressed market conditions, as necessary, to meet redemption requests. If the Funds pay your redemptions in kind, you will bear the market risks associated with such securities until you have converted them to cash.

•
You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wires are subject to a $15 fee paid by you, and your bank may charge a fee to receive wired funds. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available in your bank account for two to three days. Fees are deducted from redemption proceeds only in the event of complete or share specific redemptions. In the case of dollar specific redemption, fees are deducted above and beyond the requested redemption amount. Alternatively, you may call the transfer agent to specify how to deduct the fee.

•
If the value of your account falls below $1,000 for the Investor Class or $1 million for the Institutional Class for any reason, including a market decline, the Funds may close your account and send you the proceeds with 30 days prior written notice. Unless a balance of $1,000 for the Investor Class or $1 million for the Institutional Class or more is restored within that 30‑day period, the Funds will redeem your shares at the NAV calculated on the day your account is closed.

•
Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit or retirement accounts. Please contact the Funds at 800.292.7435 regarding the specific requirements for your transaction.

•
If you recently made a purchase by mail or ACH, the Funds cannot send you the proceeds from your redemption of shares until reasonably satisfied that your purchase payment has cleared. When the Funds receive your redemption request in good form, your shares will be redeemed at the next calculated price, however your proceeds may be delayed until the earlier of 15 calendar days after your purchase was made or the date the Funds can verify your purchase has cleared. This delay will not apply if you purchased your shares via wire payment. Good form means that your redemption request includes: (i) the name of the Fund, (ii) the number of shares or dollar amount to be redeemed, (iii) the account number, and (iv) signatures by all of the shareholders whose names appear on the account registration, with a signature guarantee, if applicable.

•	Certain transactions and account maintenance requests must be made in writing. If there are multiple account owners, all owners must sign these written requests.

•	Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).

•
Shares held in IRA or other retirement accounts may be redeemed by telephone at 800.292.7435. Investors will be asked whether or not to withhold taxes from any distribution. Shareholders redeeming by written request must indicate whether or not federal income tax should be withheld, or the Funds will automatically withhold 10% in taxes.

STATE LAWS REGARDING ABANDONMENT OF YOUR ACCOUNT
Please Note: Under certain circumstances, some states have laws mandating that your Fund shares be transferred to the state if your account is considered abandoned. To prevent this, we recommend you keep the Funds updated as to your current mailing address and that you contact us regarding your account at least annually by phone at 800.292.7435 or by logging into your account online at arielinvestments.com.

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Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Your last known address on record with the Funds determines which state has jurisdiction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Funds to complete a Texas Designation of Representative form.
An incorrect address may cause your account statements and other mailings to be returned to the Funds. Based upon applicable statutory requirements for returned mail, the Funds will attempt to locate you or another rightful owner of the account. If the Funds are unable to locate you or another owner, then the Funds will determine whether your account can legally be considered abandoned.
SIGNATURE GUARANTEE
In some cases, you will have to obtain a signature guarantee. A signature guarantee can be obtained from a financial institution such as a commercial bank, savings bank, credit union or broker-dealer who participates in a signature guarantee program. You need to be a customer of the financial institution in order to receive a signature guarantee. A signature guarantee is designed to protect you and the Funds from fraudulent activities. The Funds require a signature guarantee, from either a Medallion program member or a non‑Medallion program member, in the following situations:

•	If ownership is being changed on your account, such as adding or removing a joint owner

•	You want to sell more than $100,000 in shares

•	When redemption proceeds are payable or sent to any person, address or bank account not on the Funds’ records

•	If you are requesting a redemption and a change of address and/or bank account was received by the Funds’ transfer agent within the last 30 calendar days
Non‑financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial source. In addition to the situations described above, the Funds and their transfer agent reserve the right to require a signature guarantee or Signature Validation Program stamp in other instances based on the circumstances of the particular transaction. The Funds reserve the right to waive any signature requirement at their discretion.
For your convenience, forms to process most transactions that require a signature guarantee are available at arielinvestments.com.
SHAREHOLDER SERVICES
SHAREHOLDER STATEMENTS AND REPORTS
To keep you informed about your investments, the Funds send you various account statements and reports, including:

•
Confirmation statements that verify your buy or sell transactions (except in the case of automatic purchases or redemptions from bank accounts). Please review your confirmation statements for accuracy.

•	Quarter‑end and year‑end shareholder account statements.

•	Shareholder Reports for the Funds, which include Portfolio Manager Commentary, Performance Information and Portfolio Holdings.

•	Shareholder tax forms.

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When the Funds send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. Should you wish to receive individual copies of materials, please contact us at 800.292.7435. Once we have received your instructions, you will begin receiving individual copies for each account at the same address within 30 days.
You can choose to receive your account statements, prospectuses, and annual tax forms via email instead of regular mail by selecting your eDelivery preferences online. Taking advantage of this free service not only decreases the clutter in your mailbox, it also reduces your Fund fees by lowering printing and postage costs. To receive materials electronically, please contact us at 800.292.7435 or visit arielinvestments.com to sign up for eDelivery.
The Funds’ shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by following the three easy steps described on our website at arielinvestments.com/e‑delivery. You may elect to receive all future shareholder reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling us at 800.292.7435 or, if applicable, by contacting your intermediary. Your election to receive shareholder reports in paper will apply to all Funds held within the Ariel Investment Trust fund complex or held through your financial intermediary.
SECURING YOUR TELEPHONE AND ONLINE ORDERS
The Funds will take all reasonable precautions to ensure that your telephone and online transactions are authentic. By telephone, such procedures include a request for personal identification (account, Social Security or Tax ID) number and recording your instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Online, such procedures include the use of your Ariel shareholder account number, Social Security or Tax ID number, username, password and encryption. The Funds and their service providers cannot be held liable for executing instructions they reasonably believe to be authentic. All shareholders automatically receive telephone and online privileges to exchange, purchase or sell shares. Retirement accounts established under Internal Revenue Code section 403(b) (for employees of public institutions or tax‑exempt organizations) do not have any telephone or online privileges. If you do not want the flexibility of telephone and online privileges, please inform the Funds by telephone or in writing. Telephone and online trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone and online transactions.
AUTOMATIC INVESTMENT PROGRAM
The Funds offer shareholders an opportunity to invest in the Funds through an Automatic Investment Program, which consists of regular, automatic investments in the Funds made directly from your bank account or your paycheck. Investor Class shares of all Funds may be purchased through the Automatic Investment Program, which is available for all types of accounts. The initial and subsequent minimum investment requirements are waived if you automatically invest a minimum of $50 per month and you maintain your Automatic Investment Program until reaching each Fund’s initial investment minimum of $1,000. In order to participate in the Automatic Investment Program, your financial institution must be a member of the ACH network. Any request to change or terminate the Automatic Investment Program should be submitted to the Transfer Agent by telephone at 800.292.7435 or in written form five (5) days prior to the effective date.
EXCHANGES
You may exchange shares of any Fund you own for shares of another Fund, so long as you meet the investment minimums required for each Fund and share class. An exchange represents both a sale and a purchase of Fund shares. Therefore, you may incur a gain or loss for income tax purposes on any exchange. Shares purchased through exchange must be registered in the current account name with the same Social Security or taxpayer identification number.

34

You also may exchange the shares of any Fund you own for shares of a money market fund made available by the Trust or exchange shares of such money market fund for shares of any Fund. You should read the money market fund’s prospectus prior to investing in that fund. You can obtain a prospectus for the money market fund by calling 800.292.7435 or by visiting arielinvestments.com.
CONVERSIONS
The Distributor may allow for the conversion of Investor Class shares of a Fund to Institutional Class shares of the same Fund under certain circumstances. Certain financial intermediaries offer programs under which the Adviser and/or the Distributor have agreed to permit the conversion of Investor Class shares to Institutional Class shares. Under some of these arrangements, an investor’s shares may be automatically converted. The Institutional Class shares and this conversion option are available only to some investors through specific programs offered by certain intermediaries.
The Distributor may allow for the conversion of Institutional Class shares of a Fund to Investor Class shares of the same Fund under certain circumstances. The Adviser and/or the Distributor have agreed to accommodate the conversion of Institutional Class shares to Investor Class shares for investors that no longer qualify for a certain financial intermediary’s program that offers Institutional Class shares. Under this arrangement and any similar future arrangements with other intermediaries, an investor’s shares may be automatically converted. The Adviser and the Distributor are not able in these cases to prevent such a conversion should you qualify under this Prospectus for a Fund’s Institutional Class shares. You are encouraged to contact your financial intermediary to ensure that you are in a program that offers you Institutional Class shares if your investment in a Fund is $1 million or more.
If shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.
SYSTEMATIC WITHDRAWALS
If you wish to receive regular withdrawals from your account, please send a letter with your account name; account number; the number of shares you wish to sell or the dollar amount you wish to receive on a regular basis; how often you wish to receive each payment (monthly or quarterly); and the method of receipt.
The Fund will send a check to your address of record or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network directly to your bank account. See page 33 for signature guarantee requirements. You may elect to change or terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next scheduled withdrawal. Note, you must maintain a minimum balance of $10,000 and make a minimum withdrawal of $50 to participate in a systematic withdrawal plan.
PAYMENTS TO BROKERS, DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Brokers, dealers, financial intermediaries, record-keepers and other service providers (collectively, “Intermediaries”) may be entitled to receive certain payments from the Funds, the Adviser or, Ariel Distributors, LLC. In addition to compensating Intermediaries for distribution, shareholder servicing and record-keeping, these payments may be required by Intermediaries for selling the Funds’ shares and providing continuing support to shareholders.
Intermediaries may receive (i) distribution and shareholder servicing fees from the Distributor; (ii) fees from the Funds for providing record-keeping and shareholder services to investors who hold shares of the Funds through omnibus accounts; and (iii) other compensation, described below, paid by the Adviser or the Distributor from their own resources.

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Intermediaries may, as a condition to distributing the Funds and servicing shareholder accounts, require that the Adviser or the Distributor pay or reimburse the Intermediary for its marketing support expenses, including: business planning assistance; educating personnel about the Funds; shareholder financial planning needs; placement on the Intermediary’s list of offered funds; and access to sales meetings, sales representatives and management representatives of the Intermediary.
A number of factors are considered in determining whether to pay these additional fees and the amount of the fees, including the amount of assets that the Intermediary’s customers have invested in the Funds and the quality of the Intermediary’s relationship with the Adviser and the Distributor. Fees generally are based on the value of shares of the Funds held by the Intermediary for its customers or based on the number of customer accounts, or a combination thereof. Some Intermediaries may choose to pay additional compensation to their registered representatives who sell the Funds. Such payments may be associated with the status of a Fund on an Intermediary’s preferred list of funds or otherwise associated with the Intermediary’s marketing and other support activities. The foregoing arrangements may create an incentive for Intermediaries, as well as their registered representatives, to provide the Funds with enhanced sales and marketing support and/or recommend and sell shares of the Funds rather than other mutual funds. The Statement of Additional Information provides more details about these payments.
Some of the Adviser’s employees (who also are registered representatives of the Adviser and/or its subsidiary, the Distributor) receive incentive compensation payments from the Adviser for the sale of shares of the Funds in certain circumstances. These employees are salespersons, not research team members or portfolio managers who provide investment advice. It should be noted that employees of the Adviser do not sell non‑Ariel investment products or services. To the extent there is a conflict of interest in that Ariel’s employees have the incentive to sell the Funds based on compensation rather than on an investor’s needs, Ariel addresses the conflict through this disclosure.
Although the Funds may use brokers who sell shares of the Funds to trade securities in the Funds’ portfolios, the Funds do not consider the sale of Fund shares as a factor when selecting brokers for trades involving the Funds’ portfolio holdings.
RULE 12B‑1 FEES
The Funds have adopted a plan under Rule 12b‑1 that allows the Funds to pay distribution fees of 0.25% of average daily net fund assets for the sale and distribution of Investor Class shares. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you were paying other types of sales charges.
FREQUENT TRADING
The Funds do not knowingly permit frequent or short-term trading (also known as market timing). Do not invest in the Funds if you are a market timer. Excessive trading interferes with a Fund’s ability to implement long-term investment strategies; increases a Fund’s portfolio turnover ratio and portfolio transaction expenses; and may increase taxable distributions, decrease tax‑efficiency and decrease investment performance for the Fund’s long-term shareholders.
The Funds’ Board of Trustees has adopted market timing policies and procedures. It is the policy of the Funds to discourage, take reasonable steps to deter or minimize, and not accommodate, to the extent practical, frequent purchases and redemptions of shares of the Funds. Although there is no assurance that the Funds will be able to detect or prevent frequent trading or market timing in all circumstances, the following policies have been adopted to address these issues:

•
The Funds monitor trading activity within specific time periods on a regular basis in an effort to detect frequent, short-term or other inappropriate trading. The Funds may deem a sale of Fund shares to be disruptive if the sale is made within 60 days of a purchase, if such sales happen more than once per year, or if transactions seem to be following a frequent trading pattern. This rule also applies to exchanges of Funds’ shares. A purchase of a Fund’s shares followed by a redemption within a 60‑day period may result in the Fund rejecting a future purchase request made within the next 60 days.

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•
The Funds reserve the right to reject any purchase request—including exchanges from any of the Funds or the money market fund made available by the Trust—without notice and regardless of size. A purchase request could be rejected, for example, if the Funds determine that such purchase may disrupt a Fund’s operation or performance or because of a history of frequent trading by the investor. In determining whether such trading activity is disruptive to a Fund, a number of factors are considered including, but not limited to, the size of the trade relative to the size of the Fund, the number of trades and the type of Fund involved.

•
The Funds also reserve the right to terminate the privilege of any investor to open an account or to execute purchase or exchange transactions in any account at any time in the Funds with or without prior notice, if such investor appears to be market timing or if any transaction is inconsistent with the Funds’ frequent trading policies and procedures.

The preceding policies do not apply to the following:

•	Purchases of shares with Fund dividend or capital gains distributions

•	Purchases or sales transacted through the Funds’ Automatic Investment Program involving predetermined amounts on predetermined dates

•	Redemptions of shares to pay Fund or account fees

•	Account transfers and re‑registrations of shares within the same Fund

•	Purchases of shares in retirement accounts by asset transfer or direct rollover

•	Emergency situations (which will be determined by the Funds in their sole discretion)
The Funds use several methods to reduce the risks of market timing, including working with Intermediaries and the Funds’ transfer agent to monitor investor accounts (e.g., reviewing holding periods and transaction amounts) and reviewing trading activity to identify transactions that may be inconsistent with the Funds’ frequent trading policy.
The Funds have not entered into any arrangements that permit organizations or individuals to market time the Funds. Although the Funds will not knowingly permit investors to excessively trade shares of the Funds, investors seeking to engage in frequent trading may employ a variety of strategies to avoid detection, and there can be no guarantee that all market timing will be prevented, despite the best efforts of the Funds and its service providers. The ability of the Funds to detect and curtail excessive trading practices also may be limited by operational systems and technological limitations. The Funds reserve the right to terminate or amend the exchange privilege at any time.
The Funds have entered into agreements with Intermediaries which trade shares in the Funds through omnibus accounts in order to help the Funds obtain transaction information from those Intermediaries for the purpose of identifying investors who engage in frequent trading. The Funds cannot always detect or prevent excessive trading that may be facilitated by Intermediaries or by the use of omnibus accounts. There can be no assurance that the Funds will successfully identify all Intermediaries with omnibus accounts in the Funds or all frequent trading that occurs in those accounts. There can be no assurance that Intermediaries will properly administer the Funds’ frequent trading policies. Intermediaries may apply frequent trading policies that differ from those used by the Funds. If you invest in the Funds through an Intermediary, you should read that firm’s fund materials carefully to learn of any rules or fees that may apply to your trades.
CALCULATING THE FUNDS’ SHARE PRICES AT NET ASSET VALUE
The Funds calculate the price of Fund shares at net asset value (“NAV”) as of the close of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business. The Exchange is normally open for business every weekday, except when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Ariel may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends and holidays), when trading is restricted or as permitted by the

37

SEC. The NAV is computed by subtracting the Fund’s liabilities from its total assets and dividing the result by the number of shares outstanding.
Equity securities held in the Funds’ portfolios generally are valued at their market prices. Short-term securities are valued at amortized cost, so long as it approximates fair value. In cases when quotations for a particular security are not readily available, the fair value of the security is determined based on procedures approved by the Funds’ Board of Trustees.
For example, the Funds may calculate a fair value for a security if the principal market in which a portfolio security is traded closes early or if trading in a security is halted before a Fund calculates its NAV. A security’s fair value may result in a value that is significantly different than its opening price the next day. Further, the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated using last or next reported prices.
In general, foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which a Fund values its portfolio securities, which may affect the value of such securities. Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by the Funds’ accounting agent. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the NAV of the International/Global Funds’ shares even if there has not been any change in the foreign currency prices of those Funds’ investments.
The International/Global Funds often invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares and shareholders are not able to purchase or redeem shares. The value of the International/Global Funds’ portfolio holdings—and, thus, the value of your investment in the International/Global Funds—may change on those days when the Funds do not price their shares and shareholders will not be able to purchase or redeem shares.
In addition, trading in certain portfolio investments may not occur on days the Funds are open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Funds’ underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.
DETERMINING THE PRICE FOR YOUR TRANSACTION
If the Funds receive your request to purchase, sell or exchange Fund shares at or before NYSE Closing Time (normally 4:00 p.m. Eastern Time), you will receive the NAV calculated that day. If your request is received after NYSE Closing Time, your request will be processed at the NAV calculated on the following business day.
In some cases the Funds may require additional documentation to complete your request to purchase, sell or exchange Fund shares. Once the Funds receive your request in good form, your transaction will be processed at the next calculated price.
If you are purchasing, selling or exchanging Fund shares through an Intermediary, your NAV is dependent upon when your Intermediary receives your request and sends it to the Funds. To receive the closing price for the day you place your order, your Intermediary must receive your order at or before NYSE Closing Time and promptly transmit the order to the Funds. The Funds rely on your Intermediary to have procedures in place to assure that our pricing policies are followed.
DISTRIBUTIONS
Net realized capital gains of a Fund, if any, are distributed to all shareholders at least annually. Net investment income of a Fund, if any, is declared and distributed once per year. You may receive your Fund dividends and/or capital gains distributions in several ways:

•
Reinvestment. Unless otherwise instructed, your dividends and capital gains distributions will be reinvested in additional Fund shares. The share price is computed as of the declared distribution date. You may change the

38

disposition of your dividends and capital gains by notifying the transfer agent in writing or by telephone at least 5 days prior to the record date of the next distribution.

•
Cash. You may elect to receive distributions and/or capital gains paid in cash. If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each Fund reserves the right to reinvest the amount of the distribution check in your account, at the Fund’s then current net asset value, and to reinvest all subsequent distributions.

Please note:

•
The Funds will automatically reinvest distributions for IRA, Education Savings Account (“ESA”) and 403(b) shareholders. A cash payment of a distribution is considered a withdrawal of IRA earnings, and it is subject to taxes and potential income tax penalties for those under age 59 1⁄2. Once you reach 59 1⁄2, you are eligible to withdraw the earnings from your IRA and may request cash payments of the distributions.

•	For those not reinvesting their dividends, the Funds will normally mail distribution checks within 5 business days following the payable date.
TAXES
This section provides general tax information about owning and selling shares of the Funds and should not be considered tax advice. You should consult with a tax advisor to determine tax consequences specific to you.
If your shares are held in a taxable account, the distributions you receive are subject to federal income tax and may also be subject to state or local taxes. The tax status of your distributions from a Fund does not change whether you reinvest distributions or take them in cash, nor does it depend on how long you have owned your shares. Rather, income dividends and short-term capital gains distributions are taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains at a different tax rate. Every January, the Funds will send you and the IRS a statement called Form 1099‑DIV. This form will show the amount of each taxable distribution you received in the previous year. If the total distributions you received for the year are less than $10, you may not receive a Form 1099‑DIV. Please note retirement account shareholders will not receive a Form 1099‑DIV.
If you sell shares you have held for a year or longer, any gain or loss is treated as a capital gain or loss. If you sell shares within one year of purchase, any gains are treated as ordinary income for income tax purposes.
If you buy shares after a Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and later receiving a portion back in the form of a taxable distribution.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds publicly disclose portfolio holdings as of the most recent quarter‑end at arielinvestments.com, generally within five business days of quarter‑end. A summary of the policies and procedures regarding the Funds’ disclosure of portfolio holdings may be found in the Funds’ Statement of Additional Information. This information is also available at arielinvestments.com.
INDEX DESCRIPTIONS
Please note that indexes are unmanaged, and you cannot invest directly in an index. Performance results shown for the indexes reflect the reinvestment of dividends and other earnings.
The Russell 2500™ Value Index measures the performance of the small to mid‑cap value segment of the U.S. equity universe. It includes those Russell 2500™ Index companies with lower price‑to‑book ratios and lower forecasted growth values. This index pertains to Ariel Fund.
The Russell 2500™ Index measures the performance of the small to mid‑cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes

39

approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.
The Russell Midcap® Value Index measures the performance of the mid‑cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price‑to‑book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.
The Russell Midcap® Index measures the performance of the mid‑cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.
The Russell 1000® Value Index measures the performance of the large‑cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price‑to‑book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.
The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market. Because the S&P 500® Index is a widely recognized benchmark for the performance of U.S. stocks, it is used to compare the performance of the Funds. This index pertains to the Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.
The MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non‑resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.
The MSCI ACWI ex‑US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex‑US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non‑resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.
The MSCI ACWI Index is an unmanaged, market-weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non‑resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.
Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.
MSCI is the source of MSCI Index data. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This document is not approved or produced by MSCI.

40

Financial Highlights
The tables on the following pages provide financial performance information for the Investor Class and Institutional Class of Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund, and Ariel Global Fund for past five fiscal years.
The financial performance information reflects financial results for a single share of each Fund. The total returns represent the rates of return that an investor would have earned, or lost, on an investment in that Fund, assuming all dividends and distributions were reinvested in additional shares of that Fund. This information for the past five fiscal years has been audited by Deloitte & Touche LLP, whose report is included, along with the Funds’ financial statements, in the Funds’ Annual Report, which is available free of charge upon request and at the Funds’ website: arielinvestments.com.

	Year ended September 30
Ariel Fund (Investor Class)	2021	2020	2019	2018	2017

Net asset value, beginning of year	$54.40	$63.40	$74.58	$69.11	$63.74

Income from investment operations:

Net investment income (loss)	(0.04)	0.50	0.65	0.57	0.52
Net realized and unrealized gain (loss) on investments	34.33	(5.72)	(6.10)	9.31	9.07

Total from investment operations	34.29	(5.22)	(5.45)	9.88	9.59

Distributions to shareholders:
Dividends from net investment income	(0.20)	(0.55)	(0.59)	(0.48)	(0.18)
Distributions from capital gains	(3.40)	(3.23)	(5.14)	(3.93)	(4.04)

Total distributions	(3.60)	(3.78)	(5.73)	(4.41)	(4.22)

Net asset value, end of year	$85.09	$54.40	$63.40	$74.58	$69.11

Total return	65.59%	(9.03)%	(7.17)%	14.98%	15.76%

Supplemental data and ratios:
Net assets, end of year, in thousands	$1,778,696	$995,861	$1,302,745	$1,587,936	$1,542,730
Ratio of expenses to average net assets	1.00%	1.04%	1.02%	1.01%	1.01%
Ratio of net investment income to average net assets	0.15%	0.70%	0.97%	0.74%	0.72%
Portfolio turnover rate	24%	23%	22%	19%	14%

	Year ended September 30
Ariel Fund (Institutional Class)	2021	2020	2019	2018	2017

Net asset value, beginning of year	$54.53	$63.55	$74.78	$69.28	$63.87

Income from investment operations:

Net investment income (loss)	0.25	0.58	0.74	0.73	0.63
Net realized and unrealized gain (loss) on investments	34.34	(5.62)	(6.03)	9.38	9.19

Total from investment operations	34.59	(5.04)	(5.29)	10.11	9.82

Distributions to shareholders:
Dividends from net investment income	(0.38)	(0.75)	(0.80)	(0.68)	(0.37)
Distributions from capital gains	(3.40)	(3.23)	(5.14)	(3.93)	(4.04)

Total distributions	(3.78)	(3.98)	(5.94)	(4.61)	(4.41)

Net asset value, end of year	$85.34	$54.53	$63.55	$74.78	$69.28

Total return	66.12%	(8.74)%	(6.86)%	15.30%	16.11%

Supplemental data and ratios:
Net assets, end of year, in thousands	$1,273,796	$596,645	$742,864	$673,273	$593,887
Ratio of expenses to average net assets	0.69%	0.72%	0.70%	0.72%	0.71%
Ratio of net investment income to average net assets	0.45%	1.01%	1.31%	1.03%	1.01%
Portfolio turnover rate	24%	23%	22%	19%	14%

41

	Year ended September 30
Ariel Appreciation Fund (Investor Class)	2021	2020	2019	2018	2017

Net asset value, beginning of year	$38.76	$44.43	$49.48	$50.91	$48.90

Income from investment operations:

Net investment income (loss)	0.12	0.48	0.62	0.40	0.51
Net realized and unrealized gain (loss) on investments	16.31	(2.77)	(2.83)	4.17	5.21

Total from investment operations	16.43	(2.29)	(2.21)	4.57	5.72

Distributions to shareholders:
Dividends from net investment income	(0.24)	(0.42)	(0.42)	(0.39)	(0.30)
Distributions from capital gains	(4.02)	(2.96)	(2.42)	(5.61)	(3.41)

Total distributions	(4.26)	(3.38)	(2.84)	(6.00)	(3.71)

Net asset value, end of year	$50.93	$38.76	$44.43	$49.48	$50.91

Total return	45.27%	(5.93)%	(4.23)%	9.90%	12.41%

Supplemental data and ratios:
Net assets, end of year, in thousands	$1,101,184	$777,404	$996,797	$1,321,843	$1,450,735
Ratio of expenses to average net assets	1.12%	1.15%	1.14%	1.13%	1.12%
Ratio of net investment income to average net assets	0.55%	0.98%	1.05%	0.72%	0.94%
Portfolio turnover rate	24%	24%	18%	11%	20%

	Year ended September 30
Ariel Appreciation Fund (Institutional Class)	2021	2020	2019	2018	2017

Net asset value, beginning of year	$38.86	$44.55	$49.64	$51.07	$49.03

Income from investment operations:

Net investment income (loss)	0.36	0.60	0.59	0.48	0.59
Net realized and unrealized gain (loss) on investments	16.26	(2.77)	(2.68)	4.25	5.30

Total from investment operations	16.62	(2.17)	(2.09)	4.73	5.89

Distributions to shareholders:
Dividends from net investment income	(0.36)	(0.56)	(0.58)	(0.55)	(0.44)
Distributions from capital gains	(4.02)	(2.96)	(2.42)	(5.61)	(3.41)

Total distributions	(4.38)	(3.52)	(3.00)	(6.16)	(3.85)

Net asset value, end of year	$51.10	$38.86	$44.55	$49.64	$51.07

Total return	45.74%	(5.65)%	(3.91)%	10.21%	12.78%

Supplemental data and ratios:
Net assets, end of year, in thousands	$267,375	$196,009	$298,211	$267,831	$247,526
Ratio of expenses to average net assets	0.81%	0.84%	0.82%	0.82%	0.81%
Ratio of net investment income to average net assets	0.87%	1.26%	1.39%	1.03%	1.25%
Portfolio turnover rate	24%	24%	18%	11%	20%

42

	Year ended September 30
Ariel Focus Fund (Investor Class)	2021	2020	2019	2018	2017

Net asset value, beginning of year	$12.13	$12.89	$14.77	$13.71	$11.83

Income from investment operations:

Net investment income (loss)	0.16	0.18	0.16	0.13	0.13
Net realized and unrealized gain (loss) on investments	4.65	(0.80)	(1.20)	1.71	1.88

Total from investment operations	4.81	(0.62)	(1.04)	1.84	2.01

Distributions to shareholders:
Dividends from net investment income	(0.12)	(0.14)	(0.13)	(0.11)	(0.13)
Distributions from capital gains	(0.22)	--	(0.71)	(0.67)	--

Total distributions	(0.34)	(0.14)	(0.84)	(0.78)	(0.13)

Net asset value, end of year	$16.60	$12.13	$12.89	$14.77	$13.71

Total return	40.39%	(4.91)%	(6.86)%	14.26%	17.09%

Supplemental data and ratios:
Net assets, end of year, in thousands	$43,721	$31,852	$40,770	$44,964	$40,607
Ratio of expenses to average net assets, including waivers	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets, excluding waivers	1.20%	1.25%	1.23%	1.20%	1.19%
Ratio of net investment income to average net assets, including waivers	0.92%	1.23%	1.30%	0.98%	0.93%
Ratio of net investment income to average net assets, excluding waivers	0.72%	0.98%	1.07%	0.78%	0.74%
Portfolio turnover rate	63%	22%	18%	27%	35%

	Year ended September 30
Ariel Focus Fund (Institutional Class)	2021	2020	2019	2018	2017

Net asset value, beginning of year	$12.14	$12.89	$14.77	$13.69	$11.81

Income from investment operations:

Net investment income (loss)	0.18	0.19	0.19	0.17	0.15
Net realized and unrealized gain (loss) on investments	4.67	(0.78)	(1.20)	1.71	1.89

Total from investment operations	4.85	(0.59)	(1.01)	1.88	2.04

Distributions to shareholders:
Dividends from net investment income	(0.14)	(0.16)	(0.16)	(0.13)	(0.16)
Distributions from capital gains	(0.22)	--	(0.71)	(0.67)	--

Total distributions	(0.36)	(0.16)	(0.87)	(0.80)	(0.16)

Net asset value, end of year	$16.63	$12.14	$12.89	$14.77	$13.69

Total return	40.73%	(4.69)%	(6.56)%	14.54%	17.40%

Supplemental data and ratios:
Net assets, end of year, in thousands	$17,835	$12,732	$15,552	$20,929	$14,378
Ratio of expenses to average net assets, including waivers	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets, excluding waivers	0.86%	0.89%	0.89%	0.86%	0.90%
Ratio of net investment income to average net assets, including waivers	1.14%	1.47%	1.54%	1.24%	1.18%
Ratio of net investment income to average net assets, excluding waivers	1.03%	1.33%	1.40%	1.13%	1.03%
Portfolio turnover rate	63%	22%	18%	27%	35%

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	Year ended September 30
Ariel International Fund (Investor Class)	2021	2020	2019	2018	2017

Net asset value, beginning of year	$13.68	$13.42	$13.91	$14.23	$13.21

Income from investment operations:

Net investment income (loss)	0.36	0.36	0.79	0.37	0.26
Net realized and unrealized gain (loss) on investments	0.86	0.12	(1.13)	(0.44)	0.96

Total from investment operations	1.22	0.48	(0.34)	(0.07)	1.22

Distributions to shareholders:
Dividends from net investment income	(0.21)	(0.22)	(0.12)	(0.10)	(0.17)
Distributions from capital gains	--	--	(0.03)	(0.15)	(0.03)

Total distributions	(0.21)	(0.22)	(0.15)	(0.25)	(0.20)

Net asset value, end of year	$14.69	$13.68	$13.42	$13.91	$14.23

Total return	9.00%	3.57%	(2.39)%	(0.49)%	9.55%

Supplemental data and ratios:
Net assets, end of year, in thousands	$23,717	$21,877	$24,849	$54,169	$70,616
Ratio of expenses to average net assets, including waivers	1.13%	1.13%	1.13%	1.13%	1.15%	(a)
Ratio of expenses to average net assets, excluding waivers	1.30%	1.33%	1.32%	1.31%	1.32%
Ratio of net investment income to average net assets, including waivers	2.41%	1.69%	1.94%	1.80%	1.79%
Ratio of net investment income to average net assets, excluding waivers	2.24%	1.49%	1.75%	1.62%	1.62%
Portfolio turnover rate	22%	24%	20%	8%	23%

	Year ended September 30
Ariel International Fund (Institutional Class)	2021	2020	2019	2018	2017

Net asset value, beginning of year	$13.39	$13.18	$13.68	$13.99	$13.00

Income from investment operations:

Net investment income (loss)	0.34	0.29	0.29	0.23	0.18
Net realized and unrealized gain (loss) on investments	0.89	0.20	(0.60)	(0.26)	1.05

Total from investment operations	1.23	0.49	(0.31)	(0.03)	1.23

Distributions to shareholders:
Dividends from net investment income	(0.24)	(0.28)	(0.16)	(0.13)	(0.21)
Distributions from capital gains	--	--	(0.03)	(0.15)	(0.03)

Total distributions	(0.24)	(0.28)	(0.19)	(0.28)	(0.24)

Net asset value, end of year	$14.38	$13.39	$13.18	$13.68	$13.99

Total return	9.26%	3.74%	(2.13)%	(0.17)%	9.80%

Supplemental data and ratios:
Net assets, end of year, in thousands	$837,624	$599,770	$722,616	$620,017	$431,341
Ratio of expenses to average net assets, including waivers	0.88%	0.88%	0.88%	0.88%	0.89%	(a)
Ratio of expenses to average net assets, excluding waivers	0.93%	0.96%	0.93%	0.93%	0.95%
Ratio of net investment income to average net assets, including waivers	2.75%	1.98%	2.49%	2.23%	2.52%
Ratio of net investment income to average net assets, excluding waivers	2.70%	1.90%	2.44%	2.18%	2.46%
Portfolio turnover rate	22%	24%	20%	8%	23%

(a)
Effective November 29, 2016, the Adviser contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class.

44

	Year ended September 30
Ariel Global Fund (Investor Class)	2021	2020	2019	2018	2017

Net asset value, beginning of year	$15.36	$15.40	$16.48	$16.05	$14.60

Income from investment operations:

Net investment income (loss)	0.31	0.27	0.32	0.19	0.22
Net realized and unrealized gain (loss) on investments	2.12	0.38	(0.92)	0.94	1.60

Total from investment operations	2.43	0.65	(0.60)	1.13	1.82

Distributions to shareholders:
Dividends from net investment income	(0.14)	(0.31)	(0.32)	(0.16)	(0.21)
Distributions from capital gains	--	(0.38)	(0.16)	(0.54)	(0.16)

Total distributions	(0.14)	(0.69)	(0.48)	(0.70)	(0.37)

Net asset value, end of year	$17.65	$15.36	$15.40	$16.48	$16.05

Total return	15.91%	4.23%	(3.41)%	7.38%	12.87%

Supplemental data and ratios:
Net assets, end of year, in thousands	$12,053	$10,733	$12,159	$14,798	$11,459
Ratio of expenses to average net assets, including waivers	1.13%	1.13%	1.13%	1.13%	1.15%	(a)
Ratio of expenses to average net assets, excluding waivers	1.36%	1.46%	1.44%	1.46%	1.42%
Ratio of net investment income to average net assets, including waivers	1.73%	1.61%	1.85%	1.60%	1.66%
Ratio of net investment income to average net assets, excluding waivers	1.50%	1.28%	1.54%	1.27%	1.39%
Portfolio turnover rate	24%	23%	29%	11%	24%

	Year ended September 30
Ariel Global Fund (Institutional Class)	2021	2020	2019	2018	2017

Net asset value, beginning of year	$14.87	$14.92	$15.98	$15.57	$14.21

Income from investment operations:

Net investment income (loss)	0.25	0.21	0.39	0.24	0.25
Net realized and unrealized gain (loss) on investments	2.15	0.45	(0.93)	0.89	1.55

Total from investment operations	2.40	0.66	(0.54)	1.13	1.80

Distributions to shareholders:
Dividends from net investment income	(0.16)	(0.33)	(0.36)	(0.18)	(0.28)
Distributions from capital gains	--	(0.38)	(0.16)	(0.54)	(0.16)

Total distributions	(0.16)	(0.71)	(0.52)	(0.72)	(0.44)

Net asset value, end of year	$17.11	$14.87	$14.92	$15.98	$15.57

Total return	16.26%	4.48%	(3.18)%	7.63%	13.10%

Supplemental data and ratios:
Net assets, end of year, in thousands	$197,299	$95,229	$73,724	$119,609	$89,898
Ratio of expenses to average net assets, including waivers	0.88%	0.88%	0.88%	0.88%	0.90%	(a)
Ratio of expenses to average net assets, excluding waivers	0.95%	1.01%	0.99%	0.98%	1.01%
Ratio of net investment income to average net assets, including waivers	2.16%	1.93%	2.07%	1.88%	1.91%
Ratio of net investment income to average net assets, excluding waivers	2.09%	1.80%	1.96%	1.78%	1.80%
Portfolio turnover rate	24%	23%	29%	11%	24%

(a)
Effective November 29, 2016, the Adviser contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class.

45

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the prior fiscal year.
You can also find more detailed information about the Funds in the current Statement of Additional Information (SAI), dated February 1, 2022, which has been filed electronically with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. To receive your free copy of the SAI, or the Funds’ annual or semi-annual reports, or if you have questions about investing in the Funds, contact us toll-free at 800.292.7435 or visit our web site, arielinvestments.com.
Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Ariel Investment Trust
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
800 292 7435
arielinvestments.com
twitter.com/arielinvests
linkedin.com/company/ariel-investments
instagram.com/arielinvestments

Slow and steady wins the race.	Investment Company Act File No. 811‑4786 AIT PRO (POD-C) ©02/22 AI–11

ARIEL INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
February 1, 2022
Fund	Investor Class	Institutional Class
Ariel Fund	ARGFX	ARAIX
Ariel Appreciation Fund	CAAPX	CAAIX
Ariel Focus Fund	ARFFX	AFOYX
Ariel International Fund	AINTX	AINIX
Ariel Global Fund	AGLOX	AGLYX
Headquarters:
200 East Randolph Street
Suite 2900
Chicago, Illinois 60601
800.292.7435
www.arielinvestments.com
Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of Ariel Investment Trust (the “Trust”).
The audited financial statements, notes to the financial statements, and Report of Independent Registered Public Accounting Firm (but no other portions of the Annual Report) appearing in the Funds’ Annual Report dated 30-Sep-21, are incorporated by reference and made a part of this Statement of Additional Information. The Annual Report may be obtained free of charge by calling the Funds at 800.292.7435 or by visiting arielinvestments.com/prospectus-and-reports.
This Statement of Additional Information is not a prospectus but provides information that should be read in conjunction with the Funds’ Prospectus dated February 1, 2022, and any supplements thereto, which may be obtained free of charge by writing or calling the Funds or by visiting www.arielinvestments.com/prospectus-and-reports. This Statement of Additional Information, although not itself a prospectus, is incorporated by reference into the prospectus in its entirety.

General Information
Ariel Investment Trust. The Funds are series of the Trust, an open-end management investment company organized as a serial Massachusetts business trust on August 1, 1986. Ariel Fund, Ariel Appreciation Fund, Ariel International Fund and Ariel Global Fund are diversified funds. Ariel Focus Fund is a non-diversified fund. The Declaration of Trust, as amended, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.
Fund Shares. The Funds may issue shares in different classes and each Fund presently issues two classes of shares: an Investor Class and an Institutional Class. The Board of Trustees of the Trust (the “Board” or “Trustees”) may authorize the issuance of additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each share of each series of the Trust represents an equal proportionate interest in that series and is entitled to such dividends and distributions out of the income belonging to such shares as declared by the Board. Upon any liquidation of the Trust, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution. Each fractional share has the same rights, in proportion, as a full share.
For some issues, such as the election of the Trustees, all of the Trust’s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the Trustees. Under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, most matters required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares, as defined in the 1940 Act, of each series affected by such matter. (See the section below entitled “INVESTMENT RESTRICTIONS” for the 1940 Act definition of a majority of outstanding shares.) The 1940 Act and the rules thereunder further provide that a series shall not be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The 1940 Act and the rules thereunder exempt the selection of independent accountants and the election of board members from the separate voting requirements of the rules.
As permitted by Massachusetts law and the Trust’s by-laws, the Trust does not hold regular annual shareholder meetings. The Trust will hold shareholder meetings as required under the 1940 Act or Massachusetts law or for other purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting.
The Prospectus and this Statement of Additional Information (“SAI”) do not contain all the information in the Funds’ registration statement. The registration statement is on file with the Securities and Exchange Commission (the “SEC”) and is available to the public.
Investment Restrictions
The Trust has adopted the following investment restrictions for the Funds. A Fund’s fundamental investment objective and fundamental investment restrictions are considered to be fundamental policies, which cannot be changed as to a Fund without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Shares have equal rights as to voting.

Fundamental Investment Restrictions. The Funds have adopted the following fundamental investment restrictions:
(1) Commodities. A Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures. This restriction does not prevent Ariel International Fund and Ariel Global Fund (together the “International/Global Funds”) from: (i) purchasing or selling commodity-linked derivative instruments, including, but not limited to, swap agreements, options, futures contracts and options on futures contracts with respect to indexes or individual commodities or otherwise; and foreign currency transactions, including, without limitation, forward currency contracts; or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indexes.
(2) Real Estate. A Fund may not purchase real estate or real estate mortgages, but may purchase securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. (This does not prevent a Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.)
(3) Diversification of Fund Investments. With respect to 75% of each Fund’s total assets, no Fund, except Ariel Focus Fund, may invest more than 5% of its total assets in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This restriction is intended to comport with the definition of diversified company in Section 5 of the 1940 Act. This restriction does not apply to Ariel Focus Fund, which is classified as a “non-diversified” fund under the 1940 Act and is therefore allowed to focus its investments in fewer companies than a diversified fund.
(4) Industry Concentration. A Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund’s total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government securities are not subject to this limitation.
(5) Senior Securities; Borrowing. A Fund may not issue senior securities except as permitted under the 1940 Act. A Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing.
Further explanation of Senior Securities policy. No Fund may issue senior securities, except as permitted by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a “Senior Security” as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness or any class of stock that has priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act and its interpretations, certain transactions that create leverage will not be considered to constitute the issuance of a senior security, and will therefore, not be subject to limitations otherwise applicable to borrowing by a Fund. With respect to such transactions, the Funds maintain offsetting positions, appropriately segregated or liquid earmarked assets, or otherwise cover a transaction in accordance with applicable SEC guidance.
(6) Underwriting. The Funds do not engage in the underwriting of securities. (This does not preclude a Fund from selling restricted securities in its portfolio.)
(7) Lending Money or Securities. A Fund may not lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. A Fund will not lend securities if such a loan would cause more than one-third of the Fund’s net assets to then be subject to such loans.
Except with respect to fundamental restrictions (5) Senior Securities; Borrowing and (7) Lending Money or Securities, all of the above restrictions apply as of the time of the transaction entered into by a Fund without regard to later changes in the value of any portfolio security or the assets of the Fund.
Non-Fundamental Investment Restrictions. In addition to the foregoing restrictions, the Funds have adopted the following non-fundamental investment restrictions that may be changed without shareholder approval:
(1) Margin. A Fund may not purchase any securities on margin, except that a Fund may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities or (b) make margin deposits in connection with transactions in futures and forward contracts.

(2) Borrowing. A Fund may not borrow money except from banks for temporary or emergency purposes in an amount not exceeding 33-1/3% of the value of its total assets (including amounts borrowed). A Fund may not purchase securities when money borrowed exceeds 5% of its total assets.
(3) Futures. The International/Global Funds will not engage in a futures transaction if the transaction would cause the aggregate initial margin for such positions to exceed 10% of the respective Fund’s total assets. Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund (the “Value Funds”) may not purchase a futures contract, except in respect to interest rates and then only if, with respect to positions which do not represent bona fide hedging, the aggregate initial margin for such positions would not exceed 5% of the respective Fund’s total assets. In addition, no Fund shall engage in futures transactions (including the derivative instruments identified in Fundamental Investment Restriction 1 above) unless such transactions individually and in the aggregate comply with the requirements for exclusion from the term “commodity pool operator” under Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”) and related rules and interpretations.
(4) Illiquid Securities. A Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 15% of its net assets would be invested in such securities.
(5) Investing for Control. A Fund may not purchase a security for the purpose of exercising control or management of the issuer. The Funds typically purchase securities for long-term investment purposes for the benefit of its shareholders. The Funds’ adviser, Ariel Investments, LLC (“Ariel” or the “Adviser”), qualifies as an institution which may elect to file securities ownership reports required by the Securities Exchange Act of 1934, as amended (the “1934 Act”) on Schedule 13G, which is reserved for institutional investors expressly not investing for control. As a routine matter, the Adviser utilizes Schedule 13G for its reporting of the ownership positions held by the Funds.
As a result of investment analysis or the occurrence of events, the Adviser, on occasion, may desire to participate in discussions with a company’s management or with third parties about significant matters in which the Adviser may suggest possible courses of action to assist in building the company’s intrinsic value or to cause the company’s true economic value to be recognized. In such situations, the Adviser may elect to file on Schedule 13D in order to be more active in corporate governance and management matters, and to have the ability to enter into discussions with third parties concerning proposed corporate matters of a significant nature. Until such time as the Adviser may again report its beneficial ownership on Schedule 13G, the Adviser may not be able to vote the company’s securities on behalf of a Fund that holds the securities or acquire any additional securities of the company on a Fund’s behalf.
(6) Officers and Trustees. A Fund may not purchase from or sell to any of the Trust’s officers or Trustees, or firms of which any of them are members, any securities (other than shares of a Fund), but such persons or firms may act as brokers for a Fund for customary commissions.
Investment Strategies and Risks
Principal Investment Strategies.
The Funds invest their assets primarily in equity securities.
Ariel Fund invests in small- and mid-capitalization (“small/mid cap”) undervalued companies that show strong potential for growth. The Fund invests primarily in equity securities of U.S. companies that have market capitalizations within the range of the companies in the Russell 2500TM Index, measured at the time of initial purchase. As of December 31, 2021, the market capitalizations of the companies in the Russell 2500 Index ranged from $30 million to $36.46 billion. (Source: FactSet)
Ariel Appreciation Fund invests in mid-capitalization (“mid cap”) undervalued companies that show strong potential for growth. The Fund invests primarily in equity securities of U.S. companies that have market capitalizations within the range of the companies in the Russell Midcap® Index, measured at the time of initial purchase. As of December 31, 2021, the market capitalizations of the companies in the Russell Midcap Index ranged from $430 million to $73.63 billion. (Source: FactSet)

Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations.
Ariel International Fund invests primarily in equity securities of foreign companies based in developed international markets. The Fund will invest in foreign companies directly by purchasing equity securities or indirectly through instruments that provide exposure to foreign companies. The Fund is permitted to invest in companies of any size, but typically will not invest in companies with market capitalizations below $1 billion. The Fund also invests a portion of its assets in companies based in the U.S. or emerging markets. The Fund may use various derivative instruments to gain or hedge exposure to certain types of securities or currencies, or to invest significant cash inflows in the market (i.e., reducing cash drag), including forwards, exchange traded funds (“ETFs”), and other instruments. The Fund may buy and sell currency on a spot basis (i.e., foreign currency trades that settle within two days) and enter into foreign currency forward contracts.
Ariel Global Fund invests primarily in equity securities of both U.S. and foreign companies, including companies based in developed or emerging markets. The Fund will invest in foreign companies directly by purchasing equity securities or indirectly through instruments that provide exposure to foreign companies. The Fund is permitted to invest in companies of any size, but typically will not invest in companies with market capitalizations below $1 billion. Under normal market conditions, the Fund will invest at least 40% of its assets in countries other than the U.S. The Fund may use various derivative instruments to gain or hedge exposure to certain types of securities or currencies, or to invest significant cash inflows in the market (i.e., reducing cash drag), including forwards, ETFs, and other instruments. The Fund may buy and sell currency on a spot basis (i.e., foreign currency trades that settle within two days) and enter into foreign currency forward contracts.
Please refer to each Fund’s Summary Prospectus or the Summary Sections of the Funds’ Prospectus for a more detailed description of each Fund’s principal investment strategy.
Other Investment Strategies and Risks of All Principal and Other Investment Strategies.
The strategies and risks that follow are applicable to all Funds unless otherwise indicated.
General Investing. Although Ariel makes every effort to achieve each Fund’s fundamental objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective or any non-fundamental objective. You could lose money on your purchase of shares in any of the Funds. Each Fund is also subject to risks unique to its investment strategy. To the extent a Fund utilizes an investment strategy, certain of the following risks may apply to your investment.
Equity Securities. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stock, preferred stock, preference shares, tracking stock, warrants, and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected as a decline in the value of its equity securities. When the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.
Preferred stock frequently has a stated dividend rate payable from the company’s earnings. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock normally carries no voting rights. Preferred stock dividends may be cumulative or non-cumulative, participating or non-participating, or adjustable rate.
Tracking stock is created when the board of directors of a public company proposes, and the shareholders approve, a new class of stock whose value is linked to a unit of the company. The value of the tracking unit is related to the specific performance of the unit, which can pay dividends to shareholders independent of the parent company. However, tracking stock does not represent a share of the tracking unit, but rather a share of the parent company. A tracking stock unit is completely controlled by the parent. Managers of the unit and managers of the parent company report to the same board, which could lead to conflicts of interest. There is no transfer of ownership of assets or cash flows to tracking stock shareholders. Furthermore, tracking stock is usually voted with parent shares as a single class, with no separate vote on the tracking unit’s management; however, voting rights of tracking stock differ by company. While tracking stock performance should reflect performance of the unit, claims in the case of bankruptcy are on the assets of the company as a whole, not on the unit.

Investing Risk Arising from Public Health Threats, such as COVID-19. Widespread threats to public health can have a dramatic negative impact on the global economy and financial markets, which could adversely affect the securities held by the Funds. In 2020, the novel Coronavirus (COVID-19) pandemic unleashed economic shocks as governments across the globe enacted strict containment policies, which shuttered businesses, halted commerce, instilled travel bans and imposed social distancing measures confining regional populations to their homes. These measures, along with uncertainty over the duration of the virus threat and magnitude of its impact have driven instability in the financial markets and led to the slowdown in production and trade of goods and services, adversely affecting global economic activity. The continued spread of COVID-19 and its variants could have a severe and enduring adverse impact on the global economy and lead to political and economic uncertainty throughout the world. These uncertainties could have a material adverse effect on the business, financial condition, and operational results of the portfolio companies in which the Funds invest. Any impact on such portfolio companies could have a negative impact on their stock price, which would adversely affect the performance of the Funds that hold such stocks. The extent to which COVID-19 will affect the Funds’ portfolio companies’ operations and results and, consequently, the Funds’ performance will depend on future developments, which are highly uncertain and cannot be predicted.
Equity Investing Risk Relating to Business Continuity/Operational and Cybersecurity Risks. The companies in which the Funds invest are susceptible to the risk that they will be unable to continue business as usual, or at all, following a disruption such as a natural disaster, power failure, terrorist attack, pandemic, or cybersecurity attack. These disruptions potentially could result in financial losses, violations of applicable privacy and other laws, regulatory fines, penalties, and reputational damage. Affected companies could be unable to conduct business, or have limited operations, for an extended period of time, resulting in losses to the Funds.
Value Investing. During any given period, value investing may achieve better or worse results than other investment styles. The value investing approach carries the risk that the market will not recognize a stock’s intrinsic value for a long time, or that a stock judged as undervalued may actually be appropriately priced. The liquidity of a security may affect the ability to buy or sell the security at the desired time, price or weighting. Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces. An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.
Initial Public Offerings. An Initial Public Offering (“IPO”) occurs when a privately held company seeks to raise capital by “going public,” i.e., selling equity interests in the company to the public for the first time. IPOs can have a dramatic impact on Fund performance, and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves special risks. Many, but not all, companies issuing IPOs are small, unseasoned companies. These are companies that have been in operation for only a short period of time. Generally, small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies.
Small and Mid Cap Companies. Investing in small and mid cap companies may be riskier than investing in large cap companies. Such companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect a Fund’s ability to dispose of them and can reduce the price a Fund might be able to obtain for them. Other investors that own a security issued by a small or mid cap company for which there is limited liquidity might trade the security when a Fund is attempting to dispose of its holdings in that security. In that case, a Fund might receive a lower price for its holdings than otherwise might be obtained. Small and mid cap companies may also be unseasoned. These may include companies that have been in operation for less than three years, including the operations of any predecessors.
Ariel considers companies to be in the small/mid cap range when they are within the market capitalizations of the companies in the Russell 2500TM Index. As of December 31, 2021, the market capitalizations of the companies in the Russell 2500 Index ranged from $30 million to $36.46 billion. (Source: FactSet) Ariel considers companies to be in the mid cap range when they are within the market capitalizations of the companies in the Russell Midcap® Index. As of December 31, 2021, the market capitalizations of the companies in the Russell Midcap Index ranged from $430 million to $73.63 billion. (Source: FactSet)
Exchange Traded Funds. The Funds may invest in ETFs which are investment companies that trade like stocks. Unlike the Funds, shares of ETFs are not priced at the net asset value (“NAV”) of their underlying portfolio holdings, but instead trade like stocks at the market price, which may be at a price above or below their NAV. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lower liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund’s investment in the ETF. ETFs also have management fees that may increase their costs of ownership versus the costs of owning the underlying securities directly. Any investment in an ETF would be consistent with a Fund’s objective.
The International/Global Funds may invest in ETFs primarily to gain exposure to a particular market or market segment without investing in individual securities, or to secure or maintain exposure to particular currencies. For example, the International/Global Funds may invest in an ETF focusing on a particular country or global region. Any investments in ETFs that invest predominately in other countries are considered investments in countries other than the U.S. Such ETFs are considered foreign investments for the purpose of determining Ariel Global Fund’s compliance with its 40% foreign investment test.
Business Development Companies. The Funds may invest in business development companies (“BDCs”) which are closed-end funds that trade like stocks. Shares of BDCs are not priced at the NAV of their underlying portfolio holdings, but instead trade like stocks at the market price, which may be at a price above or below their NAV. The risks of owning a BDC generally reflect the risks of owning its underlying investments. A BDC’s underlying investments are typically in privately held companies. Risks may include, but are not limited to, credit and investment risk, market and valuation risk, price volatility risk, liquidity risk and interest rate risk. BDCs also have management fees that may increase costs to the Funds. Any investment in a BDC would be consistent with a Fund’s objective.
Limited Partnerships. A limited partnership interest entitles a Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability may be unlimited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership. Limited partnerships are subject to the possibility of failing to qualify for tax-free pass-through of certain income, under the Internal Revenue Code of 1986, as amended ( the “Code”). This means income from the limited partnership may be subject to a tax on any unrelated business taxable income, whether or not a shareholder’s account otherwise qualifies as tax-exempt.
Master Limited Partnerships. Certain companies are organized as Master Limited Partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are primarily engaged in transportation or the use of natural resources, such as mining, exploration or research and development, but they also may finance motion pictures, real estate and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership. There may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved are risks associated with the specific industry or industries in which the partnership invests. MLPs are subject to the possibility of failing to qualify for tax-free pass-through of certain income, under the Code. This means income from the MLP may be subject to a tax on any unrelated business taxable income, whether or not a shareholder’s account otherwise qualifies as tax-exempt.
Real Estate Securities, including Real Estate Investment Trusts. Real estate securities are a form of an equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate or to products or services that are related to real estate or the real estate industry. The Funds do not invest directly in real estate. Real estate companies include real estate investment trusts (“REITs”) or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses and decrease returns. Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. A Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, uninsured casualties or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.
Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. Such trusts also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain exemption from registration under the 1940 Act. Income from the REIT may be subject to a tax on any unrelated business taxable income, whether or not a shareholder’s account otherwise qualifies as tax-exempt. Changes in interest rates also may affect the value of the debt securities in a Fund’s portfolio. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities also may be rated less than investment grade by rating services.
Rights and Warrants. Rights and warrants are forms of equity securities. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a shorter maturity and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Convertible Securities. Convertible Securities are a combined form of equity security and debt security. Generally, convertible securities are bonds, debentures, notes, or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics. Usually, a convertible security provides a long-term call on the issuer’s common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by a Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.
Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer’s non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities.
Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their “conversion value,” which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.
Debt securities generally are considered to be interest rate-sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
Foreign Securities. The International/Global Funds may invest up to 100% of each Fund’s net assets in foreign securities, as classified by the Adviser. Ariel Focus Fund may invest up to 20% of its net assets, and both the Ariel Fund and Ariel Appreciation Fund may invest up to 10% of their net assets, in foreign securities, as classified by the Adviser. In determining whether a company is foreign or domestic, the Adviser will generally look to the physical location of the headquarters of the company. However, if the company is headquartered outside the U.S. but the primary exchange trading its securities and the majority of its sources of revenues and/or profits are in the U.S., the Adviser may determine that the company should be classified as domestic rather than foreign.

Equity investments in foreign securities may be made in various forms, such as common stocks, preferred stocks, warrants, rights, convertible securities purchased on recognized exchanges and over-the-counter (“OTC”) markets, or in the form of depositary receipts such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) covering such individual foreign securities or other securities representing underlying shares of foreign companies, including but not limited to certificates of deposit issued by foreign banks and foreign branches of U.S. banks, participatory notes (instruments issued by registered foreign intermediaries to U.S. institutional investors), or other instruments that allow the Funds to participate in foreign markets. ADRs and GDRs are receipts, typically issued by a financial institution (a depositary) evidencing ownership interests in a security or pool of securities issued by an issuer and deposited with the depositary. ADRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to pass through shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. The depositaries that issue ADRs are usually U.S. financial institutions, such as a bank or trust company, but the underlying securities are issued by a foreign issuer. GDRs may be issued in U.S. dollars or other currencies and are generally designed for use in securities markets outside the U.S. GDRs represent shares of foreign securities that can be traded on the exchanges of the depositary’s country. The issuing depositary, which may be a foreign or a U.S. entity, converts dividends and the share price into the shareholder’s home currency.
When a Fund invests in foreign securities, the expenses of trading and holding such securities are likely to be higher than the expenses relating to comparable U.S. securities, since the custodial and certain other expenses are expected to be higher. Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. While the Adviser attempts to reduce the effect of currency fluctuations, the projection of short-term currency market movements is extremely difficult, and the successful execution of a short- term hedging strategy is highly uncertain. There generally is less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators.
The International/Global Funds may invest in securities in emerging market countries. There is no universally accepted definition of an emerging market country. The Adviser generally defines emerging market countries as those comprising the MSCI Emerging Markets IndexSM. Many of the risks outlined above are more pronounced for investments in developing or emerging market countries. Emerging market countries may have less- developed legal, political, and accounting systems, and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Economies of emerging countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization, expropriation, restrictions on repatriation, or other confiscation of assets of issuers of securities. There may be greater risk of default (by both the government and private issuers), greater governmental involvement in the economy, capital controls, inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze), unavailability of material information about issuers, slower clearance and settlement, differing investment structures, and restrictions on foreign ownership of stocks of local companies. Emerging markets may have less reliable access to capital, lower liquidity than established markets, and a greater potential for market manipulation. There may be differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards which could impede the Adviser’s ability to evaluate local companies. There may be greater limitations on the rights and remedies available to the Funds and other owners to pursue, obtain and enforce claims against emerging market issuers. There may be greater risk of high inflation and more volatile interest and currency exchange rates, which could depress prices for extended periods of time. Investments in emerging countries may involve trading and operational risks (including the risk of natural disasters and wars) and may require the payment of additional costs. Performance dispersion may result among the Adviser’s client accounts (including the Funds) due to an inability to aggregate trades and allocate price and transaction costs among clients and the Funds on a pro rata basis. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. The greater emerging market risks may adversely impact a Fund’s performance and its ability to achieve its investment objectives.

The International/Global Funds invest in U.S.-listed companies that have contractual arrangements with China-based variable interest entities (“VIEs”). Even though the U.S.-listed company does not own any equity in the China-based company, the U.S.-listed company purports to exercise power over and obtain economic rights from the China-based company based on the contractual arrangements. The Chinese government has not approved these arrangements. At any time, the Chinese government may determine such contractual arrangements violate Chinese law. If either the China-based company (or its officers, directors, or Chinese equity owners) breach those contracts with the U.S.-listed company, or Chinese law changes in a way that affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, U.S. investors may suffer significant losses with little or no recourse available. If the parties to these contracts do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the U.S.-listed company may lose control over the China-based company, and investments in its securities may suffer significant economic losses, which would affect the value of the Fund’s investments in such companies. Additionally, investments in the U.S.-listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIEs and the stockholders of the U.S.-listed companies.
The European Union (the “EU”) currently faces potential issues involving its membership and other structural and geo-political matters, including that one or more countries may abandon the Euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Following the June 2016 referendum vote in the United Kingdom (the “UK”), the UK has withdrawn from the EU. The UK and the EU agreed a new trade deal (effective from January 1, 2021) however the full extent of the legal, political and economic impacts resulting from such new trade deal are uncertain. In addition, it is possible that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK, within the EU and between the UK and the EU, and the uncertain consequences of the UK’s withdrawal from, and new trade deal with, the EU, the UK and European economies and the broader global economy could be significantly impacted, and may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally, any of which could potentially have an adverse effect on the value of the Funds’ investments. The International/Global Funds often invest in UK and European issuers. However, whether or not a Fund invests in securities of issuers located in the UK or Europe or with significant exposure to UK or European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments due to the interconnected nature of the global economy and capital markets.
The holding of foreign securities may be limited by the Funds to avoid investments in certain Passive Foreign Investment Companies (“PFICs”). A Fund’s investments in PFICs may subject it to complex tax rules and result in unfavorable tax costs.
Short Sales. A Fund may engage in short sales, if, at the time of the short sale, the Fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.
In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve System. If the Fund engages in a short sale, the collateral account will be maintained by the Fund’s custodian. While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Fund’s long position.
The Fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes. There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with returns from the investment of the cash proceeds of short sales.
Lending Portfolio Securities. Securities of a Fund may be loaned to member firms of the New York Stock Exchange (“NYSE”) and commercial banks with assets of one billion dollars or more, or their affiliates. Although the Funds have this authority, as of the date of this SAI none of the Funds have made such loans nor are any currently anticipated. Any such loans must be secured continuously in the form of cash or cash equivalents, such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities, and the loan must be terminable upon notice, at any time. The borrower is obligated, after notice, to redeliver the borrowed securities within five business days. The Trust will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities. As an operating standard, a Fund may make a securities loan if the value of the securities loaned from the Fund will not exceed one-third of the Fund’s assets.

The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuer on the loaned securities while at the same time earning interest on the cash or equivalent collateral. Upon the lending of securities, the collateral (cash or equivalent) on the loan shall be invested in a manner consistent with the Funds’ investment policies and restrictions.
Securities loans may be made to broker-dealers and other financial institutions to facilitate their deliveries of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. While the Fund holds the collateral, it will be subject to any risks associated with characteristics of that collateral. However, loans will be made only to those firms that the Adviser deems creditworthy and only on such terms as it believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund; any gain or loss in the market value of the security during the loan period will inure to the benefit of the Fund. The Funds may pay custodial fees in connection with the loan of securities, including to its custodian, provided the fees are approved by the Trustees.
Aggregate Ownership. The Adviser may hold on behalf of its clients, including the Funds, in the aggregate, a significant percentage of the stock of certain companies. In certain cases, the Adviser’s significant aggregate ownership on behalf of its clients may limit the Adviser’s options, including but not limited to, its ability to sell shares of such companies without adversely affecting the market price of such companies’ stock. In addition, in some cases the total percentage of an issuer that the Adviser’s clients hold may be limited or affected by “poison pill” rights plans and other corporate restrictions, federal, state and foreign regulatory restrictions, and state control statutes. In order to comply with such restrictions on aggregate holdings, the Adviser may, on occasion, be required to limit or sell a portion of its clients’ positions or may be unable to initiate or build a position for new clients, or existing clients, in the stock of certain companies.
Cash or Cash Equivalents. Certain Funds will at times temporarily hold excess cash (i.e., more than the cash levels typically required to meet any unexpected daily redemptions of Fund shares) or cash equivalents for defensive purposes in attempting to respond to adverse market, economic, political, or other conditions and/or during times when equity investments suitable for the Fund are difficult to identify. If the Funds hold excess cash, they will be exposed to inflation risk and the risk of exchanging lower risk for potentially lower returns. Holding excess cash is generally inconsistent with the Funds’ principal investment strategies and upon doing so the Funds may fail to achieve their fundamental investment objective. Cash positions may be comprised of cash or cash equivalents that may include, but are not limited to, foreign currency, money market funds, commercial paper, treasury bills, and short-term government bonds. For the International/Global Funds, counterparties in some of these transactions may include foreign banks and foreign governments. Foreign cash equivalents are riskier because they involve foreign counterparties, foreign exchange risk, as well as the risks associated with foreign currencies.
Repurchase Agreements. A Fund may purchase and sell securities under repurchase agreements. Repurchase agreements are short-term money market investment securities transactions, designed to generate current income. A repurchase agreement is essentially a loan. Repurchase agreements involve transactions where a buyer (the Fund) purchases a security and simultaneously commits to resell that security to the seller (such as a bank or securities dealer) at a mutually agreed upon time and price. The seller’s obligation is secured by collateral (underlying securities) segregated on behalf of the buyer. The repurchase price reflects the initial purchase price plus interest, based upon an agreed upon market rate of interest. While the underlying securities collateral may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year, and is often one business day. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the total assets of any of the Funds.
A Fund will engage in repurchase agreements only with recognized securities dealers and banks, (including the Fund’s custodian), the corporate parents or affiliates of such dealers or banks, or clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions, determined by the Adviser to present minimal credit risk to the Funds.
A Fund will engage only in repurchase agreements reasonably designed to secure fully, during the term of the agreement, the seller’s obligation to repurchase the underlying securities and will monitor the market value of the underlying securities during the term of the agreement. If the value of the underlying securities declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller’s obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying securities declines, the Fund may incur a loss and may incur expenses in selling the underlying securities.

Commercial Paper. The Funds may invest in commercial paper, short-term promissory notes issued by companies primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.
Foreign Government and Supranational Entity Securities. For cash management purposes, the International/Global Funds may invest in debt securities or obligations of foreign governments, agencies and supranational organizations (“Sovereign Debt”). Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited legal recourse in the event of default. A Fund’s portfolio may include Sovereign Debt of a number of foreign countries or, depending on market conditions, those of a single country.
Debt Obligations. Debt obligations in which the Funds may invest may be long-term, intermediate-term, short-term or any combination thereof, depending on the Adviser’s evaluation of current and anticipated market patterns and trends. Such debt obligations consist of the following: corporate obligations that at the date of investment are rated within the four highest grades established by Moody’s Investors Services, Inc. (“Moody’s”) (Aaa, Aa, A, or Baa), by Standard & Poor’s Corporation (“Standard & Poor’s”) (AAA, AA, A, or BBB), or by Fitch, Inc. (“Fitch”) (AAA, AA, A, or BBB) or, if not rated, are of comparable quality as determined by the Adviser (bonds rated Baa or BBB are considered medium grade obligations and have speculative characteristics); obligations issued or guaranteed as to principal by the U.S. Government or its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances of U.S. banks and their branches located outside the U.S. and of U.S. branches of foreign banks, provided that the bank has total assets of at least one billion dollars or the equivalent in other currencies; commercial paper, which at the date of investment is rated A-2 or better by Standard & Poor’s, Prime-2 or better by Moody’s, F2 or better by Fitch or, if not rated, is of comparable quality as determined by the Adviser; and any of the above securities subject to repurchase agreements with recognized securities dealers and banks, the corporate parents or affiliates of such dealers or banks, or clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions, determined by the Adviser to present minimal credit risk to the Funds. In the event any debt obligation held by a Fund is downgraded below the lowest permissible grade, the Fund is not required to sell the security, but the Adviser will consider the downgrade in determining whether to hold the security. In any event, a Fund will not purchase or, if downgraded, continue to hold debt obligations rated below the lowest permissible grade if more than 5% of such Fund’s net assets would be invested in such debt obligations (including, for the purpose of this limitation, convertible debt securities rated below Baa or BBB, or if unrated, of comparable quality). Debt obligations, such as bonds and other debt securities, generally are subject to credit risk and interest rate risk. While debt obligations issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities.
Debt obligations generally are interest rate-sensitive. During periods of falling interest rates, the value of debt obligations held by a Fund generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt obligations and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
Lower Rated Fixed Income Securities – International/Global Funds Only. The International/Global Funds may invest in lower rated fixed income securities (commonly known as “junk bonds”) of foreign issuers. The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities held by the Funds more volatile and could limit the Funds’ ability to sell their securities at prices approximating the values the Funds had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. If the issuer defaults on its obligation, the value of the security would fall and the Fund’s income also would decline.
Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s, Standard and Poor’s or Fitch (or by any other ratings organization) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed income securities, the values of lower rated securities go up and down in response to changes in interest rates. A decrease in interest rates generally will result in an increase in the value of fixed income securities. Conversely, during periods of rising interest rates, the value of the Funds’ fixed income securities generally will decline. The values of lower rated securities often may be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions also may adversely affect the values of lower rated securities. Changes by recognized rating services in their ratings of any fixed income security and changes in the ability of an issuer to make payments of interest and principal also may affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s NAV.
Issuers of lower rated securities often are highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.
Investment Concentration. The Funds will at times hold large positions in certain companies and/or sectors, and the Funds’ performance may suffer if these companies or sectors underperform. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment. A fluctuation in one stock held by Ariel Focus Fund could significantly affect the overall performance of the Fund.
Sector Concentration. The Funds tend to invest with a bias towards specific sectors. As a result, the Funds are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market.
Borrowing. The Funds may borrow from banks and enter into reverse repurchase agreements for temporary or emergency purposes in an amount up to 33 1/3% of a Fund’s total assets, taken at market value. A Fund also may borrow up to an additional 5% of its total assets from banks or others. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. A Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days). Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging a Fund’s assets and potentially exposing the Fund to leveraged losses.
Restricted and Illiquid Securities. A Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Funds’ policy is to not purchase illiquid securities (which may include restricted securities) if more than 15% of a Fund’s net assets would then be illiquid. If at any time more than 15% of a Fund’s net assets are illiquid due to market action or Fund sales of liquid securities, the Fund will seek to dispose of illiquid assets in excess of 15% with all deliberate speed.
The restricted securities that a Fund may purchase include securities that have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), but are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Board, will consider whether Rule 144A Securities being purchased or held by a Fund are liquid and thus not subject to the Funds’ policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and if, as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund’s holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
Commodity Futures, Generally. The Funds are managed by an Adviser who has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with respect to each Fund in accordance with Section 4.5 of the regulations under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to regulation as a commodity pool operator under the CEA. The Funds intend to invest in futures and derivatives transactions (each discussed in more detail below) only to the extent permitted by each Fund’s respective fundamental and non-fundamental investment restrictions. Further, with respect to positions in commodity futures, commodity option contracts or swaps which do not come within the meaning and intent of current U.S. CFTC rules and interpretations of bona fide hedging purposes, the Funds may otherwise use commodity futures, commodity options or swaps as long as the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the respective Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts such Fund has entered into. In connection with the foregoing, in the case of an option that is “in-the-money” at the time of purchase, the “in-the-money” amount as defined in CFTC Rule 190.01(x) may be excluded in computing such five percent amount.
The Funds also intend to operate in a manner such that the aggregate net notional value of commodity futures, commodity options contracts or swaps positions not used solely for bona fide hedging purposes within the meaning and intent of the CFTC’s current rules and interpretations, determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of a respective Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions the Fund has entered into. For these purposes, the “notional value” is calculated in accordance with current CFTC rules and interpretations. A Fund may net futures contracts with the same underlying commodity across designated contract markets and foreign boards of trade, and swaps cleared on the same designated clearing organization where appropriate.
The Funds will not be, and have not been, marketing their securities to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures, commodity options or swaps markets.
Derivative Instruments – International/Global Funds Only. The International/Global Funds may invest in a variety of derivative instruments consistent with their respective investment objectives or for hedging purposes, managing risk or enhancing returns. Derivative instruments are commonly defined to include securities or contracts whose value depend on (or “derive” from) the value of one or more other assets, such as securities, currencies or commodities. These “other assets” are commonly referred to as “underlying assets.”
Hedging. The International/Global Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in their respective portfolios. Derivatives may also be used by the International/Global Funds to “lock-in” unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. Hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. Derivatives may be used to invest significant cash inflows in the market (i.e., to reduce cash drag). Hedging strategies may be used primarily in an attempt to reduce unintended tracking error versus the International/Global Funds’ respective benchmarks, decrease exposure to changing security prices or foreign currency risk or to address other factors that affect security values. The International/Global Funds can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the International/Global Funds’ investment objectives and are permissible under applicable regulations governing the International/Global Funds. The derivatives utilized by the Funds will be considered foreign investments to the extent that they have economic characteristics similar to those of equity securities that the Funds consider to be foreign investments, including for the purpose of determining Ariel Global Fund’s compliance with its 40% foreign investment test.
Managing Risk. The International/Global Funds may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.
Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts transacted on an organized futures exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not an exchange clearinghouse. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.
Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may increase or decrease in value due to market fluctuations. Adverse movements in the value of an underlying asset can expose a Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of such instrument in relation to the underlying asset may be magnified. The successful use of derivatives depends upon a variety of factors, including the portfolio manager’s ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the judgment that the derivative transaction will provide value and is consistent with the respective Fund’s objectives, investment limitations and operating policies.
Credit Risk. A Fund may be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. In all transactions, a Fund will bear the risk that the counterparty may default, resulting in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the portfolio manager reasonably believes are capable of performing under the contract.
Correlation Risk. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. The effectiveness of hedges using instruments on indexes will depend, in part, on the degree of correlation between price movements in the index and price movements in the investment being hedged.
Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments. A Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time or price that is favorable to the International/Global Funds.
Regulatory Risk. In October 2020, the SEC adopted Rule 18f-4 (“Rule 18f-4”) under the 1940 Act, which will replace current asset segregation requirements with a new framework for the use of derivatives by certain funds registered under the 1940 Act. Unless a Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule will, among other things, require the Funds to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires it to have policies and procedures to manage its aggregate derivatives risk. The Adviser is still assessing the potential implications of Rule 18f-4 on each Fund and these requirements could have an impact on a Fund, including a potential increase in cost to enter into derivatives transactions. It is not currently expected that compliance with Rule 18f-4 will materially impact the Funds’ strategies or investments, but the full impact of Rule 18f-4 on each Fund remains uncertain. The Funds will not be required to fully comply with the requirements of Rule 18f-4 until August 2022.
No Assurance that Derivatives will be Employed or Successful. The International/Global Funds may choose to use or not to use any derivatives or hedging strategies at the discretion of the Adviser. There is no assurance that a Fund’s use of foreign currency transactions, or any other derivative strategies, will result in a positive net result for a Fund.
Foreign Currency Transactions (Forward Contracts) – International/Global Funds Only. A foreign currency forward contract (“forward contract”) is a foreign currency exchange contract that involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers. The International/Global Funds may use forward contracts to “lock in” the U.S. dollar price of a security denominated in a foreign currency that the respective Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. A Fund also can use “cross-hedging” where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

The International/Global Funds can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.
Currency risk is measured, among other things, at the portfolio level in relation to the benchmark. Due to the Adviser’s bottom-up security selection process, unintended, large underweight or overweight positions may arise in currencies such as Euro, Yen, etc. The International/Global Funds may hedge large currency exposures in an attempt to reduce unintended tracking error versus their respective benchmarks by using currency forward contracts although the Funds will also secure or maintain currency exposure via spot contracts (i.e., foreign currency trades that settle within two days). The Funds’ currency strategy is designed to reduce risk. In the use of this hedging strategy, the Adviser aims to dampen the effects of large currency moves primarily in major benchmark currencies, not to eliminate all currency tracking error entirely. A Fund will not be perfectly hedged against its benchmark as the costs could be prohibitive and often unwarranted. In particular, the projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The use of forward contracts in this manner might reduce a Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts. The Adviser uses discretion and judgment in determining the cost benefit analysis of hedging.
When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the International/Global Funds might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge.” The transaction hedge is intended to protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared and the date on which the payments are made or received. The International/Global Funds also could use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” For example, when a Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency.
A Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund’s commitment under forward contracts. To avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in foreign currencies if the excess amount is “covered” by liquid securities denominated in any other currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, a Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, a Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high as or higher than the forward contract price.
The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. If the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the “spot” (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received on the sale of the security. There will be additional transaction costs on the spot market in those cases.
At or before the maturity of a forward contract requiring a Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative, a Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first and offsetting contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, respective interest rates, the length of the contract period and the market conditions then prevailing. Because these contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of the counterparty under each forward contract.
Although the International/Global Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The International/Global Funds can convert foreign currency from time to time and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.
Futures Transactions – International/Global Funds Only. A futures contract is an agreement to buy or sell a security or currency for a set price at a future date. In the U.S., futures contracts are traded on boards of trade that have been designated as “contract markets” or registered as derivatives transaction execution facilities by the CFTC. Currently, there are futures contracts based on a variety of instruments, indexes and currencies. Subject to compliance with applicable CFTC rules, the International/Global Funds also may enter into futures contracts traded on foreign futures exchanges as long as trading on foreign futures exchanges does not subject the Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. However, no Fund will enter into futures contracts that are prohibited under the CEA or would cause the Adviser or the Funds to lose their exclusion from the definition of a commodity pool operator under CFTC regulations.
Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. The International/Global Funds may make or take delivery of underlying securities or currencies if it is advantageous to the Fund. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that the sale and purchase obligations will be performed on open positions at the termination of the contract.
On entering into a futures transaction, the International/Global Funds will be required to deposit an initial margin payment with the futures commission merchant (the “futures broker”). Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to the account only under specified conditions. As the future is marked to market (that is, its value on the Fund’s books is changed) to reflect changes in its market value, subsequent payments called variation margin is reconciled with the futures broker daily.
Securities Index Futures – International/Global Funds Only. Stock index futures contracts may be used to provide a hedge for a portion of the Funds’ portfolios, as a cash management tool, or as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The International/Global Funds may purchase or sell futures contracts with respect to any stock index. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally entered into. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. When a Fund buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument’s closing price and the price at which the contract was entered into) at a specified price on a specified date. For example, in the case of stock index futures contracts, if a Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Fund could enter into contracts to purchase the stock index (known as taking a long position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Fund’s not participating in a market advance. The Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a short position) as it purchases individual stocks.
When index futures are used for hedging purposes, the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based. To the extent such instruments are permitted by applicable law, this risk will also apply to security futures.
Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
See also a discussion of the risks involving all types of futures in the section above entitled “Futures Transactions.” The tax aspects of futures may be found in the section entitled “Tax Aspects of Certain Hedging Instruments.”
Options on Futures – International/Global Funds Only. Options on futures are similar to options on underlying instruments, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
Options on futures contracts are valued daily at the last sale price on its primary exchange at the time at which the NAV per share of the Funds are computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices. Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities a Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, a Fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the Fund intends to acquire.
Options – International/Global Funds Only. The International/Global Funds may buy and sell (and sell short) certain kinds of put options (“puts”) and call options (“calls”). The International/Global Funds may buy and sell exchange-traded and OTC put and call options, including index options, securities options, currency options, commodities options and options on the other types of futures described above.
Purchasing Options. The International/Global Funds may purchase calls to protect against the possibility that a Fund’s portfolio will not participate in an anticipated rise in the securities market. When a Fund buys a call, other than in a closing transaction, it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it, the call becomes worthless at its expiration date. The Fund will have paid the premium but lost the right to purchase the underlying investment.
The International/Global Funds may buy puts regardless of whether they hold the underlying investment in the portfolios. When a Fund purchases a put, it pays a premium and, except as to puts on indexes, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or sold, the put will become worthless at its expiration date. In that case, the Fund will have paid the premium but lost the right to sell the underlying investment. The Fund can sell the put prior to its expiration. That sale may or may not be at a profit.
If a Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.
Writing Put Options. The International/Global Funds may write/sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. If a Fund writes a put, the put must be covered by liquid assets identified on the Fund’s books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. The price usually will exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.
When writing a put option on a security, to secure its obligation to pay for the underlying security a Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.
As long as a Fund’s obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates on expiration of the put. It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once a Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.
A Fund can decide to effect a closing purchase transaction to realize profit on an outstanding put option it has been written or to prevent the underlying security from being exercised. Effecting a closing purchase transaction also will permit a Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. A Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes and, when distributed by the Fund, are taxable as ordinary income.
Writing Covered Call Options. The International/Global Funds may write (that is, sell) covered calls. When a Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding or, for certain types of calls, the call can be covered by identifying liquid assets on the Funds’ books to enable the Fund to satisfy its obligations if the call is exercised.
When a Fund writes a call option, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. If the Fund owns the underlying security, the Fund continues to bear the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium and the investment. If the underlying security should rise in value above the call price, the Fund may either have to deliver the underlying security to the owner of the call without profiting from the rise in value, or pay the owner of the call the difference between the call price and the current value of the underlying security.

When a Fund writes a call on an index, it receives cash called a premium. If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the index does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the premium.
The International/Global Funds’ custodian bank or securities depository acting for the custodian bank, will act as the Fund’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. No margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.
When a Fund writes an over-the-counter option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. If the Fund cannot enter into a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.
The International/Global Funds may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund’s books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the International/Global Funds’ hedging policies.
Options on Foreign Currencies. The International/Global Funds may purchase and write options on foreign currencies. The International/Global Funds may use foreign currency options contracts to manage exposure to changes in currency exchange rates, to enhance returns through exposure to a foreign currency, or to protect against potential losses in positions denominated on one foreign currency against another foreign currency in which the Fund’s assets are denominated. As in the case of other types of options transactions, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related trading costs. If currency exchange rates do not move in the direction or extent anticipated, a Fund could sustain losses.
A Fund may also write options on foreign currencies for hedging purposes. As a result of writing options on foreign currencies, a Fund may forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.
A call option written on a foreign currency is “covered” if a Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.
Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Foreign currency exchange–traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.
Swap Agreements – International/Global Funds Only. The International/Global Funds may enter into interest rate, index, total return, credit, and currency rate swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment, index, or currency. The

International/Global Funds may enter into swap agreements only to the extent that such positions in the aggregate are consistent with the respective Fund’s investment restrictions. Swap agreements can take many different forms and are known by a variety of names.
Most swap agreements entered into by a Fund would calculate the obligations for the parties to the agreements on a “net” basis. Consequently, a Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund’s portfolio.
Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Funds’ total assets. The Adviser will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the International/Global Funds.
The use of swap agreements by the Funds entails certain risks. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the International/Global Funds. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the International/Global Funds. Because swaps are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the International/Global Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The International/Global Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under the agreements. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.
Equity Swaps (Total Return Swaps/Index Swaps) – International/Global Funds Only. The International/Global Funds may invest in equity swaps. Equity swaps may be structured in different ways, including a Fund taking a long position or a short position. If a Fund takes a long position, the counterparty may agree to pay the amount, if any, by which the notional amount of the equity swap would have increased in value plus the dividends that would have been received on the stock. The Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. The return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund. If a Fund takes a short position, a counterparty may agree to pay the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. A Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.
Equity swaps normally do not involve the delivery of securities or other underlying assets. The risk of loss is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss is the net amount of payments that such Fund is contractually entitled to receive, if any. Equity swaps can be volatile, and the International/Global Funds may suffer a loss if the Adviser does not analyze and predict future market trends, the value of assets or economic factors accurately. The swap markets have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.
Tax Aspects of Certain Hedging Instruments – International/Global Funds Only. Certain foreign currency exchange contracts and index futures in which the International/Global Funds can invest are treated as “Section 1256 contracts” under the Code. Gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by a Fund at the end of each taxable year are “marked-to-market”, and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Code. An election can be made by a Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Funds enter into may result in “straddles” for federal income tax purposes. The straddle rules may affect the character and timing of gains or losses recognized by the Funds on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the off-setting positions making up the straddle. A previously disallowed loss generally is allowed at the point when there is no unrecognized gain in the off-setting positions making up the straddle or the off-setting position is disposed of.
Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition are treated as ordinary income or loss.
Currency gains and losses are offset against market gains and losses on each trade before determining a net “Section 988” gain or loss under the Code for that trade, which may increase or decrease the amount of the Fund’s investment income available for distribution to its shareholders.
If a Fund writes a call option, the Fund may realize a profit if the call expires unexercised because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund, they are taxable as ordinary income.
Price Fluctuation Risk. Although past performance cannot predict future results, stock investments historically have outperformed most bond and money market investments over long time periods. However, this potential for higher return comes with the risk of greater short-term price fluctuations. Thus, you should not invest in the Funds if you anticipate a near-term need—typically within five years—for either the principal or the gains from your investment.
Valuation Risk. The price at which a Fund could sell any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities may be affected materially by events after the close of the markets on which they are traded but before a Fund determines its NAV. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.
Operational Risk. The Funds and their service providers, and your ability to transact with the Funds, may be negatively impacted due to operational risks arising from, among other problems, systems and technology disruptions or failures, or cybersecurity incidents. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Funds or their shareholders. The Adviser, through its monitoring and oversight of the Funds’ service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser or other service providers to identify all of the operational risks that may affect the Funds or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Cyber incidents affecting a Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Cyber events can affect counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
The Adviser maintains a cybersecurity incident response plan managed by the cybersecurity incident response team (“CIRT”). The CIRT’s role is to provide a quick, organized and effective response to cybersecurity-related and physical breach incidents. The CIRT’s mission is to prevent a serious loss of information, information assets, property, and customer confidence by providing an immediate, effective and informed response to any event involving the Adviser’s information systems, networks or workplace. CIRT is chaired by a senior Information Technology (“IT”) team member of the Adviser. CIRT members include, in addition to IT representatives, senior representatives from the Adviser’s legal, compliance, human resources, finance, operations, communications, and institutional client and investor relations departments. The work of CIRT may overlap with the business continuity plan in the event the security incident leads to, among other things, a loss of use of a key system.
While the Funds and their service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that we have not prepared for certain risks that have not been identified. Furthermore, the Funds may be able to influence, but cannot control, the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. A Fund and its shareholders could be negatively impacted as a result.
Regulatory Risks. The Funds are also subject to the risk that a change in U.S. law and related regulations will impact the way the Funds operate, increase the costs of the Funds’ operations, and/or change the competitive landscape.
Note to Fund Shareholders that Hire Aggregators. Mutual fund investors may hire aggregators to obtain their investment data by logging in to their online mutual fund investment accounts, using their user names and passwords, and copying and pasting the mutual fund investment account information into their own online platforms or smart phone applications to help users manage their money. Shareholders who hire aggregators should be aware that they are exposed to increased privacy/cybersecurity risks.
Dividends, Capital Gains and Taxes
The tax discussion in this section is not intended as a complete or definitive discussion of the tax effects of investment in the Funds. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes related to ownership, exchange or sale of Fund shares.
The Trust intends to operate each Fund to qualify as a regulated investment company under Subchapter M of the Code. By so qualifying, a Fund will not be subject to federal income taxes to the extent its earnings are distributed. The Trust also intends to manage the Funds so they are not subject to the excise tax imposed by the Tax Reform Act of 1986.
Dividends from net investment income are declared and paid annually. Net investment income consists of the interest income, net short- term capital gains, if any, and dividends declared and received on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally declared and paid by the Funds once a year.
Dividend and Distribution Payment Options. Dividends and any distributions from the Funds are automatically reinvested in the Funds at NAV on the payable date of the dividend and/or distribution, unless you elect to have the dividends paid in cash. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.
Taxes on Distributions. Distributions are subject to federal income tax, and also may be subject to state or local taxes. Distributions are taxable when they are paid, whether they are received in cash, or reinvested. However, distributions declared in December and paid in January are taxable as if they were paid on December 31 of the year they were declared. For federal tax purposes, the Funds’ income and short-term net realized capital gain distributions are taxed as dividends; long-term net realized capital gain distributions are taxed as long-term capital gains. Some dividends may be exempt from state or local income tax as income derived from U.S. Government securities. You should consult your tax adviser on the taxability of your distributions.

Buying a Dividend. At the time of your purchase of shares, the share price of a Fund may reflect undistributed income or capital gains. Any income or capital gains from these amounts that are later distributed to you are fully taxable. On the ex-dividend date of a distribution, the Fund’s share value is reduced by the amount of the distribution. If you buy shares on or before the record date (buying a dividend), you will pay the full price for the shares and then receive a portion of this price back as a taxable distribution.
Capital Gains and Losses. If you sell your shares or exchange them for shares of another Fund, you will have a short or long-term capital gain or loss, depending on how long you owned the shares that were sold or exchanged. In January, you will be sent a form indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.
Backup Withholding and Broker Reporting. The Trust is required to withhold the amount prescribed by law of any dividends (including long-term capital gain dividends) paid and the amount prescribed by law of each redemption transaction if you do not provide your correct Social Security number (“SSN”) or Tax Identification Number (“TIN”) and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs a Fund to do so. The Funds are notified by the Internal Revenue Service that the SSN or TIN provided by the shareholder is incorrect or that there has been under-reporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
In addition, the Trust is required under the broker reporting provisions of the Code to report to the Internal Revenue Service the following information with respect to each redemption transaction: (a) the shareholder’s name, address, account number and TIN; (b) the total dollar value of the redemptions; and (c) each Fund’s identifying CUSIP number.
Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the United States, a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under Section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Trust for further information.
Taxes on Foreign Investments. When a Fund invests in foreign securities, it may be subject to foreign withholding taxes on dividends or interest it receives on foreign securities and other taxes. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions and treaties between certain countries and the United States may reduce or eliminate such taxes.
Purchasing, Exchanging and Redeeming Shares
This information supplements the discussion in the Funds’ Prospectus under the heading, “Managing Your Account.” Shares of the Funds may be purchased directly from the Trust or through certain financial institutions. Shares of the Funds may also be purchased through brokers or dealers that have a sales agreement with Ariel Distributors, LLC (the “Distributor”), an affiliate and wholly-owned subsidiary of the Adviser. Shares purchased through a dealer may be subject to administrative charges or transaction fees.
Anti-Money Laundering Compliance.  As described in the Prospectus, in accordance with the regulations issued under the USA PATRIOT Act and other applicable laws and regulations to which the Funds may be subject, the Trust and its transfer agent are required to obtain, verify and record information that identifies each person who applies to open an account. The Funds must do this in an effort to ensure that they are not used as a vehicle for money laundering.
Verifying your identity may include checking your identifying information against various databases. The Funds also may ask to see identifying documents, such as a driver’s license or other state identification card for an individual, or a business license for an entity, to verify your identity. If the Funds are unable to verify your identity based on the information you provide, and your account is closed and liquidated, your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction.

If at any time the Funds believe you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” your account. The Funds also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account. The Funds also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform you that they have taken the actions described above.
The Funds reserve the right to stop selling shares at any time. The Funds also reserve the right to terminate the privilege of any shareholder to open an account or maintain an existing account, or to execute, purchase or exchange transactions in any account at any time in the Funds with or without prior notice, if such shareholder appears to be market timing or if any transaction is inconsistent with the Funds’ frequent trading policies and procedures.
U.S. Government Requests for Financial Records. Investment companies are subject to legal provisions that require a financial institution to produce a customer’s or entity’s financial records in response to a request from certain specified U.S. Government authorities and may prohibit the financial institution and any of its officers, employees or agents from disclosing to any person that a Government authority has sought or obtained access to a customer’s financial records. In requesting such records, the requesting U.S. Government authority must submit to the financial institution a written certificate that is signed by an appropriate supervisory official of the authority and that certifies to the financial institution that the U.S. Government authority has complied with relevant law. In addition, financial institutions must comply with a request for financial records made by the Federal Bureau of Investigation (“F.B.I.”) when the F.B.I.’s Director or the Director’s authorized designee certifies in writing to the financial institution that such records are sought for proper foreign counter-intelligence purposes.
Purchasing Through Retirement Accounts. To purchase shares of a Fund for a retirement plan, contact the Funds for complete information kits discussing the plans and their benefits, provisions and fees.
You may establish your new account through one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes. Before opening a retirement account, consult your tax adviser to determine which options are best suited to your needs. The Funds may determine from time to time to waive the annual fee for Individual Retirement Accounts (IRAs).
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Traditional IRAs: available to anyone who has earned income. Earnings grow on a tax-deferred basis and contributions may be fully or partially deductible for certain individuals. You also may be able to make investments in the name of your spouse, if your spouse has no earned income.
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Roth IRAs: available to anyone who has earned income below a certain limit. Earnings grow tax-deferred and can be withdrawn tax-free at retirement if underlying contributions are held for at least five years.
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Coverdell Education Savings Accounts: available to families with children under 18 to help pay for qualified higher education expenses. Certain income limits apply.
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Qualified Profit-Sharing and Money-Purchase Plans: available to self-employed people and their partners, or to corporations and their employees.
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Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations.
Other Information About 403(b)(7) Custodial Accounts. Existing 403(b)(7) Custodial Account holders will be charged a $15 annual record-keeping fee or a $60 one-time, lifetime record-keeping fee.
When Your Account Will Be Credited. Certain financial institutions or broker-dealers or their respective designees that have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be liable for resulting fees or losses. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Funds.
Other Information about Purchasing Shares. Although there is no sales charge imposed by the Funds when you purchase shares directly, certain dealers may impose charges for their services, and such charges may constitute a significant portion of a smaller account.

Other Information about Exchanging Shares. All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Trust.
See also “Dividends, Capital Gains and Taxes.”
In-Kind Redemptions. The Funds have filed a notice of election under Rule 18f-1 and reserve the right to honor any request for redemption or purchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash. The Funds have committed to pay in cash all requests for redemptions by a shareholder, limited in amount during any 90-day period to the lesser of $250,000 or 1% of a fund’s NAV at the beginning of such period.
In-Kind Purchases. Shares of the Funds may be purchased “in kind,” subject to the approval of the Adviser and its determination that the securities are acceptable investments for the respective Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies. In an in-kind purchase, investors transfer securities to a Fund in exchange for Fund shares. Securities accepted by a Fund in an in-kind purchase will be valued at market value. In general, investors transferring securities for shares will be treated, for federal income tax purposes, as if they sold the transferred securities at their fair market value and used the proceeds to purchase shares of the Fund, and the Fund’s tax basis in the transferred securities will be equal to their fair market value.
Telephone Transactions. During unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request or log into your account on arielinvestments.com to submit your request. The Funds reserve the right to terminate, suspend or modify telephone transaction privileges.
Special Services and Charges. The Funds pay for general shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.
If you are purchasing shares of a Fund through a program of services offered by a dealer or other financial institution, you should read the program materials in conjunction with this Statement of Additional Information. Certain features may be modified in these programs, and administrative charges may be imposed by these institutions for the services rendered.
Other Information about Redemptions. If you redeem shares through dealers or other financial institutions, they may charge you a fee when you redeem your shares. Once your shares are redeemed, the proceeds will normally be sent to you on the next business day. However, if making immediate payment could adversely affect the Fund, it may take up to seven calendar days.
Abandoned Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.
Disclosure of Portfolio Holdings
The Board has adopted Disclosure of Portfolio Holdings Policies and Procedures (the “Disclosure Policies”). It is the policy of the Adviser to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.
No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as described below. Nothing in the Disclosure Policies is intended to prevent the disclosure of any and all portfolio information to the Funds’ services providers, such as the Adviser, the Distributor, the Trustees of the Funds, the Directors of the Adviser, the Funds’ custodian, fund accountant, administrator or sub-administrator, and as applicable, independent public accountants and attorneys, all of whom generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality imposed by law and/or contract.
For purposes of the Disclosure Policies, portfolio holdings information does not include aggregate, composite or descriptive information that, in the opinion of the Funds’ Chief Compliance Officer (“CCO”), does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Funds. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, or market capitalization; performance attributions by industry, sector or country; or (3) aggregated risk statistics.
The Funds publicly disclose all portfolio holdings (and related analytical information) as of the end of the most recent reporting period (reporting period to be no more frequently than monthly, but at least every fiscal quarter) on the Funds’ website, generally within five days of the reporting period. The Adviser is responsible for posting the holdings.
There are numerous mutual fund evaluation services (such as Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. These parties have entered into agreements with the Adviser containing confidentiality provisions requiring that any further distribution of the Funds’ holdings by these parties occur after the holdings are made public on the Funds’ website. The disclosure of non-public aggregate portfolio holdings of the Funds to these and other third parties may only be made following (1) the prior approval of the Funds’ CCO and (2) the third party signing the requisite confidentiality agreement.
The Adviser will not disclose the portfolio holdings of any separate account to any unaffiliated third party except as provided below. Nothing herein is intended to prevent the disclosure of any and all portfolio information to authorized service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Adviser, the Distributor, or the client’s custodian and authorized consultants, as well as each of their respective accountants, attorneys, who are subject to duties of confidentiality imposed by law and/or contract.
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Representative Account Disclosure
The Adviser manages numerous client separate accounts in various asset classes pursuant to different investment styles. All fully discretionary client accounts are included within a composite of client accounts that are managed in a specific style and constructed in accordance with GIPS guidelines. For all styles, the portfolio and analytical information of a client separate account may be utilized as a “representative account” (“Representative Account”) so that its portfolio holdings may be disclosed in sales materials to existing and prospective separate account clients, consultants and others. This disclosure of a Representative Account’s holdings is permitted provided that (a) the applicable client is not identified as being the Representative Account and (b) the portfolio holdings are as of the reporting period, and the portfolio holdings have been posted to our public web site. If the portfolio holdings are posted to our public web site for the quarter end period, we may supply to consultants and other service providers the month end portfolio holdings for the Representative Account for each month end during that quarter.
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Previously Available Information
The Adviser’s separate account clients custody their assets with third-party custodians they retain. As such, each client has the ability to monitor the trading activity in its account on a daily basis. This policy is not intended to prevent communications with clients concerning the portfolio holdings or activity in their own accounts or prohibit portfolio holdings disclosure to those persons or entities in active contract negotiations requiring such information in managing the transition of assets.
Portfolio managers and other senior officers or spokespersons of the Adviser or the Funds may be interviewed from time to time. The Adviser has adopted a Press Policy to govern these public appearances.
The Adviser’s trading department may periodically distribute a holdings list (consisting of names only) to brokers so that such brokers can provide the Adviser with natural order flow. The Adviser’s trading department may also periodically distribute to outside third parties lists of applicable investments held in the aggregate by all its clients (including the Funds) for the purpose of facilitating efficient trading of such securities and receipt of relevant research. In no case may such lists identify individual clients or individual client position sizes. Furthermore, such information may only be disclosed using reporting period data. In the event that reporting period data is not used, then such disclosure shall be subject to the requirements set forth below.
It is the policy of both the Adviser and the Funds to prohibit any person or entity from receiving compensation or consideration of any kind in connection with any disclosure of the Adviser’s client portfolio holdings. However, the Adviser has licensed one of its model portfolios to a third party for a fee and may enter into other such arrangements. Under these arrangements, the Adviser will disclose Representative Account holdings (not Fund holdings), including buy and sell recommendations, to these third parties on a periodic basis. These third parties are not provided most of the services the Adviser commonly provides to its separate account clients, such as trading securities, proxy voting and reporting.
Prior to disclosing non-public portfolio holdings belonging to the Funds or Representative Account holdings to third parties, the Adviser’s employees or representatives must obtain the approval of the Funds’ CCO for requests pertaining to the Funds and, for requests pertaining to Representative Account holdings, the Adviser’s CCO.
The disclosure of non-public aggregate portfolio holdings of the Funds to third parties may only be made following a determination by the Funds’ CCO that the disclosure is for a legitimate business purpose and in the best interests of the Funds’ shareholders. A legitimate business purpose includes but is not limited to the following: for due diligence purposes to an investment adviser that is in merger or acquisition talks with a fund’s current adviser; disclosure to a newly hired investment adviser or sub-adviser prior to commencing its duties; disclosure to a rating agency for use in developing a rating; or disclosure to a consultant representing institutional investors. This list is not intended to identify all situations that could be deemed to be “a legitimate business purpose,” but rather, intended to provide representative examples of the types of requests that may fall within the definition. Only the Funds’ CCO may authorize the release of non-public aggregate portfolio holdings of the Funds to third parties.
The disclosure of non-public Representative Account portfolio holdings of other clients of the Adviser to third parties may only be made following a determination by the CCO that the disclosure is for a legitimate business purpose and in the best interests of the Adviser’s clients. Only the CCO may authorize the release of non-public Representative Account portfolio holdings of other clients of the Adviser to third parties.
In considering whether the disclosure of such information is for a legitimate business purpose and in the best interests of the Funds’ shareholders or other clients of the Adviser, the CCO must consider the conflicts between the interests of the Funds’ shareholders or other clients of the Adviser and those of the Funds’ investment adviser and any affiliated person of the Funds. The CCO must document any decisions regarding disclosure of non-public portfolio holdings and the rationale therefor. In connection with the oversight responsibilities by the Board, any decisions involving the disclosure of aggregate non-public portfolio holdings of the Funds to third parties must be reported to the Funds’ Board of Trustees or a designated Board committee.
Any recipient of non-public Fund or Representative Account portfolio holdings information must sign a written confidentiality agreement or other agreement containing appropriate confidentiality provisions (“Confidentiality Agreement”) and agree not to trade in securities on the basis of non-public information included in the disclosure and not to further disclose such non-public information. Alternatively, the recipient must be bound by applicable duties of confidentiality imposed by law. The CCO may implement additional procedures to monitor the use of such disclosed information as he or she believes is necessary and appropriate. If such procedures involve the disclosure of non-public aggregate portfolio holdings of the Funds, then such additional procedures shall be communicated to the Board or a designated committee of the Board, as deemed appropriate by the CCO.
Except as to third-party service providers subject to duties of confidentiality imposed by law and/or written contract, a separate Confidentiality Agreement created for the purpose of satisfying the requirements of this policy must be in form and substance acceptable to, and approved by, the CCO or, in her absence, her designees. Any new Confidentiality Agreement must be consistent with this policy, and any existing Confidentiality Agreements that cease to satisfy the requirements of this policy, as amended, must be amended promptly to comply. The Funds’ Board of Trustees, or a designated committee of the Board, shall be notified upon entry into all Confidentiality Agreements involving the disclosure of non-public aggregate portfolio holdings of the Funds.
In certain cases involving sophisticated prospective investors (e.g., government pension plans), the CCO may authorize the release of non-public Representative Account portfolio holdings information during the prospecting process to the managers or consultants of such accounts without a Confidentiality Agreement, provided that: (i) all such information is appropriately legended as confidential, for the purpose of analysis only, and containing non-public information which should not be further disclosed without the Adviser’s written approval; and (ii) the CCO, in documenting the decision to waive a Confidentiality Agreement, identifies the rationale for such waiver.
Notwithstanding anything in the Disclosure Policies to the contrary, the Board and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. For example, the Adviser may determine to not provide purchase and sale information for less liquid securities. Further, the Disclosure

Policies may not be waived, or exceptions made, without the written consent of the CCO. All waivers and exceptions involving any of the Funds will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.
Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, the Adviser, the Trust, or any of their affiliates or service providers may file any report required by applicable law (such as, Schedule 13G and Form 13F), respond to requests from regulators, and comply with valid subpoenas. Also, the Trust is required to file with the SEC on Form N-PORT, within 60 days after the end of each fiscal quarter reports containing each Fund’s complete monthly portfolio holdings schedules. Each Fund’s portfolio holdings as of the quarter’s third month end become public immediately upon the filing of Form N-PORT. In addition, the Trust files its semi-annual and annual reports on Form N-CSR for the second and fourth quarters of each fiscal year that contain each Fund’s schedule of portfolio holdings. Form N-PORT and Form N-CSR filings are available on the SEC’s web site at http://www.sec.gov.
As of December 31, 2021, each of the below listed third-party service providers receive information concerning the Funds’ and/or aggregate client portfolio holdings: (1) Deloitte & Touche LLP (serves as the Funds’ independent registered public accountants); (2) Greenberg Traurig LLP (serves as counsel to the Funds); (3) K&L Gates LLP (serves as counsel to the Independent Trustees); (4) The Northern Trust Company (“Northern Trust”) (serves as the fund administrator (for the International/Global Funds) and sub-administrator (for the Value Funds), custodian, and fund accountant); (5) U.S. Bank Global Fund Services (serves as the Funds’ transfer agent, dividend disbursing agent, and shareholder servicing agent); (6) Institutional Shareholder Services, Inc. (provides proxy voting services and screening services); (7) FactSet Research Systems Inc. (provides portfolio attribution reports); (8) BNY Mellon Performance & Risk Analytics, LLC (provides portfolio analysis); (9) Electra Information Systems (provides electronic reconciliation services); (10) Virtu Financial, Inc. (provides the Adviser’s trade order management system); (11) Charles River Systems, Inc. (future provider of the Adviser’s trade order management system); (12) Eagle Investment Systems, LLC (provides the Adviser’s electronic book of records for all Funds); (13) Lipper Inc. (provides fund evaluation services); (14) Bloomberg Finance L.P. (provides liquidity evaluation services); (15) Caissa, LLC (provides portfolio aggregation and analysis services); (16) Novus Partners, Inc. (provides portfolio analytics services); and (17) Mercer Investment Consulting LLC (provides portfolio analytics services). This list may change from time to time. The Funds and/or the Adviser may provide portfolio holdings to other appropriate service providers or parties the Funds’ CCO determines have a legitimate business purpose to receive such holdings in accordance with these policies. The Board reviews the Disclosure Policies at least annually and must approve all material amendments thereto.
From time to time, employees or representatives of the Adviser may provide or make available specific Fund performance attribution information and statistics that is beyond that made available on the Funds’ website to third parties, including, but not limited to, Fund shareholders or prospective Fund shareholders, consultants, press contacts, and ratings and ranking organizations. Such disclosure may be made upon such requests, so long as such disclosure:
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Is not material under the facts and circumstances; and
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Does not enable the third parties to recreate complete or partial portfolio holdings of any non-public Fund portfolio holdings.
Permissible Fund performance attribution information and statistics include:
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The allocation of a Fund’s portfolio holdings and other investment positions among various sectors, industries, and countries; and
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The attribution of Fund returns by asset class, sector, industry, and country.
If a third party requests any other Fund performance attribution information and statistics, the employees or representatives of the Adviser must obtain the approval of the Fund’s CCO before supplying such third party the requested information.
Pricing Shares
Net Asset Value. The NAV per share of a Fund, the price at which the Fund’s shares are purchased and redeemed, is determined every business day as of the close of the NYSE (generally, 4:00 p.m., Eastern Time), and at such other times as may be necessary or appropriate. The Funds do not determine a NAV on certain national holidays or other days on which the NYSE is closed: New Year’s

Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is computed by dividing the value of a Fund’s total assets, less its liabilities, by the total number of shares outstanding.
The International/Global Funds often invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares and shareholders are not able to purchase or redeem shares. The value of the International/Global Funds’ portfolio holdings – and, thus, the value of your investment in the International/Global Funds – may change on those days when the Funds do not price their shares and shareholders are not be able to purchase or redeem shares.
In addition, trading in certain portfolio investments may not occur on days the Funds are open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Funds’ underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.
Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Funds will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV per share next computed after such acceptance. Such orders may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.
The Funds strictly prohibit late day trading. Orders for purchases and sales must be placed on or before the close of the NYSE to receive that day’s share price. If an order is received after the close of the NYSE, the order is processed at the NAV per share next calculated on the following business day. In addition, all broker-dealers and administrators are required by contract (and, in the case of broker-dealers, by regulation) to only execute orders that are placed at or before the close of the NYSE. However, the Funds and their agents cannot ensure that orders transmitted to the Funds or their agents as orders received by the close of the NYSE on a given day were in fact received by the intermediary by that time.
Valuation. Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange or market on which such securities are primarily traded, and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, a security shall be valued using: (i) the closing price on another exchange on which the security traded (if such price is made available by the Fund’s pricing agent) or (ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.
Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by the Funds’ accounting agent. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the NAV of a Fund’s shares even if there has not been any change in the foreign currency prices of that Fund’s investments. Short term debt securities, having maturities of 60 days or less, are valued at amortized cost, so long as it approximates fair value. All other debt securities are valued using evaluated prices or matrix pricing methods determined by the Fund’s pricing agent which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities.
Market quotations may be deemed unavailable in certain contexts, including, but not limited to, where the Adviser reasonably believes a quotation does not reflect the price as of the market close. For example, certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures approved by the Board.
In the event that the Adviser determines that market quotations are not available for any security, a fair value of such security will be determined in good faith by the Adviser’s Valuation Committee comprised of individuals appointed by the Board. The Valuation Committee, in making the determinations of fair value, shall be guided by the overall criterion that fair value is a price at which the securities in the size involved would change hands in a transaction between a willing buyer and a willing seller, neither being under compulsion to buy or sell and both having the same knowledge and relevant facts. The inputs considered by the Valuation Committee and procedures followed are approved by the Board and reviewed at least annually.

For securities valued using these fair value procedures, the Board is given a quarterly report comparing prices determined using these procedures with, as applicable, (i) subsequent actual sales prices for such securities, or (ii) the next readily-available market quotation for such security. In addition, the Board is given any other information as requested for the Board to review the appropriateness of a previously-approved fair value methodology.
Investment Adviser and Fund Administrator
Investment Adviser. Ariel Investments, LLC, headquartered at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601, acts as investment adviser under agreements with the Trust for each of the Funds. Ariel also serves as the administrator for all Funds except the International/Global Funds. Ariel Capital Management Holdings, Inc. (“Ariel Holdings”), an Illinois corporation that is controlled by John W. Rogers, Jr., Chairman, Co-CEO and Chief Investment Officer of Ariel and Ariel Holdings and a Trustee of the Trust, is a controlling owner of Ariel. Mellody Hobson, Co-CEO and President of Ariel and Ariel Holdings and President and Chair of the Board of Trustees of the Trust is also a controlling owner of Ariel.
A Management Agreement between the Value Funds and the Adviser, and an Advisory Agreement between the International/Global Funds and the Adviser (collectively the “Management Agreements”), will remain in effect as to a Fund indefinitely, provided continuance is approved at least annually by vote of the holders of a majority of the outstanding shares of the Fund or by the Board; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Management Agreements or an “interested person” of any such party, as that term is defined in the 1940 Act (the “Independent Trustees”), cast in person (unless an in-person meeting is not prudent and the vote is conducted in accordance with an applicable SEC exemption) at a meeting called for the purpose of voting on such approval. The Management Agreements may be terminated without penalty by the Trust or the Adviser upon 60 days’ prior written notice; the Management Agreements automatically terminate in the event of their assignment.
Pursuant to the Management Agreements, the Adviser is responsible for determining the investment selections for a Fund in accordance with the Fund’s investment objectives and policies stated above and any directions which the Trust’s Board may issue from time to time. The Adviser pays the salaries and fees of all officers and Trustees who are affiliated persons of the Adviser. The Adviser also provides the Funds with office space and administrative services for the Value Funds, furnishes executive and other personnel to the Funds and is responsible for providing or overseeing the Value Funds’ day-to-day management and administration. The International/Global Funds have contracted separately with third parties for fund accounting and fund administration services.
The Adviser is paid for its investment and administration services provided to Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, 0.60% for the next $500 million of average daily net assets, and 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2021, the fees paid to the Adviser by Ariel Fund were 0.58% of average daily net assets for the Investor Class and 0.58% of the average daily net assets for the Institutional Class.
The Adviser is paid for its investment and administration services provided to Ariel Appreciation Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, 0.70% for the next $500 million of average daily net assets, and 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2021, the fees paid to the Adviser by Ariel Appreciation Fund were 0.71% of average daily net assets for the Investor Class and 0.71% of the average daily net assets for the Institutional Class.
The Adviser is paid for its investment and administration services provided to Ariel Focus Fund at an annual rate of 0.65% of the first $500 million of average daily net assets, 0.60% for the next $500 million of average net assets, and 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2021, the fee paid to the Adviser by Ariel Focus Fund, after fee waivers, was 0.45% of average daily net assets for the Investor Class and 0.54% of the average daily net assets for the Institutional Class.
The Adviser is paid for its investment services provided to each of the International/Global Funds at the annual rate of 0.80% of the first $1 billion of average daily net assets of each Fund and 0.75% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2021, the fee paid to the Adviser by Ariel International Fund, after fee waivers, were 0.63% of average daily net assets for the Investor Class and 0.75% of the average daily net assets for the Institutional Class. For the fiscal year ended September 30, 2021, the fee paid to the Adviser by Ariel Global Fund, after fee waivers, were 0.57% of average daily net assets for the Investor Class and 0.73% of the average daily net assets for the Institutional Class.

For the fiscal years ended September 30, 2021, 2020 and 2019, the Adviser waived fees or reimbursed Fund expenses in the following amounts.
Investor Class	As of September 30
	2021	2020	2019
Ariel Fund	$ 0	$0	$0
Ariel Appreciation Fund	$ 0	$0	$0
Ariel Focus Fund	$ 89,683	$92,350	$91,268
Ariel International Fund	$ 41,503	$44,696	$72,035
Ariel Global Fund	$ 29,172	$37,766	$41,305

Institutional Class	As of September 30
	2021	2020	2019
Ariel Fund	$ 0	$0	$0
Ariel Appreciation Fund	$ 0	$0	$0
Ariel Focus Fund	$ 18,202	$18,522	$22,792
Ariel International Fund	$ 405,218	$487,118	$305,836
Ariel Global Fund	$ 96,736	$114,699	$110,553
Fees paid to the Adviser under the Management Agreements, net of applicable fee waivers or expense reimbursements, for the fiscal years ended September 30, 2021, 2020 and 2019 were as follows.
Investor Class	As of September 30
	2021	2020	2019
Ariel Fund	$ 8,975,890	$6,665,459	$8,091,080
Ariel Appreciation Fund	$ 7,291,322	$6,268,226	$7,687,221
Ariel Focus Fund	$ 203,013	$151,454	$169,500
Ariel International Fund	$ 151,010	$131,567	$237,742
Ariel Global Fund	$ 70,665	$53,189	$66,845

Institutional Class	As of September 30
	2021	2020	2019
Ariel Fund	$ 6,105,281	$3,972,716	$4,288,094
Ariel Appreciation Fund	$ 1,857,713	$1,629,897	$1,937,459
Ariel Focus Fund	$ 90,819	$69,535	$81,685
Ariel International Fund	$ 5,730,474	$4,635,332	$5,130,004
Ariel Global Fund	$ 965,903	$599,683	$664,115
The Value Funds pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities, except that the Adviser is subject to an ongoing contractual obligation as part of the Management Agreement to reimburse Ariel Fund and Ariel Appreciation Fund to the extent the respective total annual operating expenses exceed 1.50% of the first $30 million and 1% of their respective average daily net assets in excess of $30 million of the Investor Class of each Fund. The Adviser is contractually obligated to waive fees or reimburse expenses pursuant to an expense limitation agreement in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class, through the fiscal year ended September 30, 2023. After that date, there is no assurance that such expenses will be limited. The fee waiver and expense reimbursement agreements for the Value Funds exclude brokerage, taxes, interest, expenses under the Rule 12b-1 Plan of Distribution discussed below, and extraordinary items. The Adviser has a right to recapture previously waived fees and reimbursed expenses for Ariel Fund and Ariel Appreciation Fund but has no right to recapture previously waived fees or reimbursed expenses for the other Funds.

The International/Global Funds pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities, except that, pursuant to an expense limitation agreement, the Adviser must reimburse the International/Global Funds to the extent their respective total annual operating expenses (excluding brokerage, taxes, interest, expenses under the Rule 12b-1 Plan of Distribution discussed below, and extraordinary items) exceed 1.13% of net assets for the Investor Class and 0.88% for the Institutional Class, through the end of the fiscal year ended September 30, 2023. After that date, there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously waived fees or reimbursed expenses.
Other Accounts Managed as of September 30, 2021
Portfolio Managers	Number of RICs(2)	Assets(1) in RICs in millions	Number of OPIVs(3)	Assets(1) in OPIVs in millions	Number of OAs(4)	Assets(1) in OAs in millions
Ariel Fund
John W. Rogers, Jr., Lead PM	2	1,622.6	0	0.0	(5)134	4,118.1
Kenneth E. Kuhrt	0	0.0	0	0.0	53	2,592.0
John P. Miller	0	0.0	0	0.0	(5)25	873.8
Ariel Appreciation Fund
John W. Rogers, Jr.	2	3,306.5	0	0.0	(5)134	4,118.1
Timothy Fidler	1	254.0	0	0.0	56	652.3
Ariel Focus Fund
Charles K. Bobrinskoy	0	0.0	0	0.0	2	154.3
Ariel International Fund
Rupal J. Bhansali	2	279.4	1	505.0	49	6,036.5
Ariel Global Fund
Rupal J. Bhansali	2	931.4	1	505.0	49	6,036.5
(1)
“Assets” means total assets managed by the portfolio manager. Some or all of these assets may be co-managed with another portfolio manager who is listed. In such cases, both portfolio managers will be credited with managing the same assets. Therefore, the sum of assets managed by Ariel’s portfolio managers as shown above exceeds the total assets managed by Ariel.
(2)
“RIC” means Registered Investment Company.
(3)
“OPIV” means Other Pooled Investment Vehicles.
(4)
“OA” means Other Accounts. These accounts are primarily accounts of institutional investors and private accounts.
(5)
Fees based in whole or in part on performance are charged for one of these accounts that had $82.5 million in assets as of September 30, 2021.
As of September 30, 2021, Ariel offered nine strategies. Five strategies were offered through the Funds and also were offered to separate account clients. An additional three strategies were offered only to separate account clients, and one strategy was offered to separate account clients and through a private fund. Mr. Rogers, Mr. Kuhrt and Ms. Bhansali each managed four of the strategies, and Messrs. Miller, Fidler and Bobrinskoy each managed one of the strategies. Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. The Adviser allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are primarily a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.
Portfolio Manager Compensation – John W. Rogers, Jr.  As of September 30, 2021, Mr. Rogers’ compensation is determined by the Adviser’s Board of Directors and is composed of:
(1) Base Salary. Base salary is a fixed amount determined annually and is calculated based upon market factors for chief executive officers with portfolio management responsibilities.
(2) Discretionary Cash Bonus. Discretionary cash bonuses are related to the profitability of the Adviser.

(3) Annual Restricted Stock Grants. Stock grants awarded are based upon Mr. Rogers’ contribution to the Adviser.
Portfolio Manager Compensation – All Others. As of September 30, 2021, the other portfolio managers’ compensation is determined by Mr. Rogers, in consultation with the Adviser’s Board. Their compensation consists of:
(1) Base Salary. Base salary is a fixed amount determined annually. Base salaries vary among the portfolio managers and may be based on factors such as level of experience, position responsibilities, and years of service.
(2) Discretionary Cash Bonus. Discretionary cash bonuses are related to the profitability of the Adviser.
(3) Annual Restricted Stock Grants. Stock grants awarded are based on the portfolio manager’s contribution to the Adviser.
The Adviser attempts to align the interests of the portfolio managers and Fund shareholders in determining the portfolio managers’ compensation. Each portfolio manager is evaluated on qualitative factors, which may include: technical skills, productivity, communication skills, industry knowledge, contribution to long-term performance of the Funds (and other accounts) he or she manages, and consistent exhibition of the Adviser’s firm values. There is no mathematical formula attributed to any of the factors considered in determining the value of each form of compensation; rather, each factor considered is a part of a comprehensive qualitative review.
As of September 30, 2021, Messrs. Rogers, Miller, Fidler, Bobrinskoy and Kuhrt and Ms. Bhansali had invested the following amounts in the Funds. Investments are listed in the following ranges: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000:
	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund	Total Invested in All Funds
John W. Rogers, Jr.	over $1,000,000	over $1,000,000	over $1,000,000	$100,001 - $500,000	none	over $1,000,000
John P. Miller	over $1,000,000	$500,001 – $1,000,00	$100,001 - $500,000	$100,001 - $500,000	$50,001 - $100,000	over $1,000,000
Timothy Fidler	$50,001 - 100,000	over $1,000,000	none	$100,001 - $500,000	$50,001 – $100,000	over $1,000,000
Charles K. Bobrinskoy	over $1,000,000	over $1,000,000	over $1,000,000	$100,001 - $500,000	none	over $1,000,000
Kenneth E. Kuhrt	$500,001 to $1,000,000	$100,001 - $500,000	$1 - $10,000	$100,001 - $500,000	$10,001 - $50,000	$500,001 - $1,000,000
Rupal J. Bhansali	none	none	none	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000
Code of Ethics. The Adviser, the Trust and the Distributor (collectively, the “Ariel entities”) have adopted a combined Code of Ethics that meets the requirements of Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, as amended (the “Code of Ethics”). The Code of Ethics describes the Ariel entities’ policies and procedures pertaining to personal securities transactions and giving and accepting gifts and entertainment. Subject to the limitations set forth in the Code of Ethics, the officers, directors, Trustees and employees of the Ariel entities may invest in securities, including securities that may be purchased or held by the Funds. A copy of the Code of Ethics is on public file with the SEC and is available on the SEC’s website at http://www.sec.gov.
Fund Sub-Administrator/Administrator.  The Adviser has entered into an agreement with Northern Trust, located at 333 S. Wabash Avenue, Chicago, Illinois 60604, under which Northern Trust provides certain sub-administration and accounting services to the Value Funds. In addition, the International/Global Funds have entered into an agreement with Northern Trust, under which Northern Trust provides administration and accounting services to the International/Global Funds. Under the direction and supervision of the Adviser, Northern Trust performs fund sub-administration and/or administration services and accounting services and prepares reports for the Board. For the respective fiscal years, the Adviser (with respect to the Value Funds) and the Funds (with respect to the International/Global Funds) compensated Northern Trust for such services in the following amounts:
	2021	2020	2019
Ariel Fund	$278,089	$196,531	$227,126
Ariel Appreciation Fund	$141,475	$124,020	$149,121
Ariel Focus Fund	$15,274	$15,304	$14,510
Ariel International Fund	$90,101	$78,708	$83,378
Ariel Global Fund	$23,841	$20,679	$19,845

Approval of the Management Agreements. The Board is scheduled to meet four times a year. The Trustees, including the Independent Trustees, believe that matters bearing on the Management Agreements are considered at most, if not all, of their meetings. The Independent Trustees are advised by independent legal counsel selected by the Independent Trustees. A discussion of the Trustees’ considerations regarding the Management Agreements is contained in the Funds’ Semi-Annual Report for the six months ended March 31.
Method of Distribution
Distributor. Ariel Distributors, LLC is the principal underwriter for the Funds under an agreement with the Trust. Pursuant to the Underwriting Agreement and the Rule 12b-1 Plan of Distribution (the “Distribution Plan”) adopted by each Fund, the Distributor, as the principal underwriter, receives a fee at the annual rate of 0.25% of the average daily net assets of each Fund’s Investor Class of shares for its distribution services and for assuming certain marketing expenses. The Distribution Plan is intended to facilitate the growth of each Fund’s assets, which is anticipated to benefit shareholders through economies of scale in management expenses and lower flow volatility. If successful, the Distribution Plan should help reduce a Fund’s expense ratio. The Distributor engages in a continuous offering of shares of the Funds. The Distributor is located at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601. The Distributor is an affiliate and wholly-owned subsidiary of the Adviser and, as such, the Interested Trustees and Officers of the Trust have an indirect financial interest in the operation of the Distribution Plan. The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Investor Class for each Fund. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity that is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The Distribution Plan authorizes the Trust to pay up to 0.25% annually of the Fund’s average daily net assets in connection with the distribution of that Fund’s Investor Class of shares. While it is anticipated that the expenses of distribution will equal or exceed the fees collected by the Distributor, it is possible under the Distribution Plan for the Distributor to make a profit for its service for distribution. The Distribution Plan compensates the Distributor regardless of its expenses. In addition, to the extent that any investment advisory fees paid by the Funds to the Adviser may in turn be used by the Adviser to finance any activity that primarily is intended to result in the sale of Fund shares within the meaning of Rule 12b-1, such payments are not prohibited by the Distribution Plan but are deemed to be outside of the Plan. For the following fiscal years ended September 30, the Funds paid Distribution Plan expenses to the Distributor as follows:
	2021	2020	2019
Ariel Fund	$3,876,457	$2,816,148	$3,456,082
Ariel Appreciation Fund	$2,574,202	$2,185,630	$2,726,975
Ariel Focus Fund	$112,653	$93,765	$100,260
Ariel International Fund	$60,229	$55,086	$97,146
Ariel Global Fund	$31,256	$28,456	$33,782
The following amounts paid to the Distributor under the Distribution Plan during the fiscal year ended September 30, 2021 were spent on:
	Brokers-Dealers	Advertising	Promotional Events	Design, Printing and Mailing
Ariel Fund	$3,018,154	$23,246	$534,187	$60,461
Ariel Appreciation Fund	$1,884,485	$19,499	$433,818	$47,790
Ariel Focus Fund	$57,512	$1,544	$32,789	$4,200
Ariel International Fund	$47,657	$368	$7,869	$882
Ariel Global Fund	$18,349	$343	$9,522	$608

	Fulfillment Services	Conferences And Dues	Other
Ariel Fund	$1,303	$27,782	$955,527
Ariel Appreciation Fund	$1,056	$22,478	$765,646
Ariel Focus Fund	$82	$1,725	$62,046

	Fulfillment Services	Conferences And Dues	Other
Ariel International Fund	$19	$407	$13,969
Ariel Global Fund	$22	$476	$13,717
The Distribution Plan finances the distribution of the Investor Class shares of all series of the Trust. The above allocations to each Fund of the amounts spent in each category are based on relative net asset size and are not based on a Fund-level expense analysis.
In connection with the exchange privilege with respect to the money market fund made available by the Trust, the Distributor has established and maintains accounts for such shareholders at USBGFS, the Funds’ transfer agent (as described below), and the money market fund’s transfer agent. The Distributor receives a fee from the money market fund at the rate of 0.25% of the average net assets of such accounts. Such fees help defray the costs of maintaining these accounts, including fees paid to the transfer agent. In certain years, the Distributor may make a profit from the fees it receives from the money market fund.
The Distribution Plan was approved for the Investor Class for each Fund by the Board, including a majority of the Independent Trustees who have no direct financial interest in the operation of the Plan or in any agreements related to the Distribution Plan. In establishing the Distribution Plan, the Trustees considered various factors including the amount of the distribution fee. The Trustees determined that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and its shareholders.
The Distribution Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund. Any change in the Distribution Plan that would materially increase the distribution cost to a Fund requires approval of the shareholders of that Fund; otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the Independent Trustees.
The Distribution Plan will continue in effect indefinitely, if not terminated in accordance with its terms, provided that such continuance is annually approved by (i) the vote of a majority of the Independent Trustees and (ii) the vote of a majority of the entire Board.
Apart from the Distribution Plan, the Adviser, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Funds, including compensation to broker-dealers in consideration of promotional or administrative services. Further details regarding these payments are set forth below.
Payments to Unaffiliated Financial Intermediaries for Shareholder Distribution and Servicing. The Funds have authorized certain unaffiliated financial intermediaries (such as brokers, dealers, advisors, third-party record keepers, trusts, and financial planners) to accept on their behalf purchase and redemption orders and to provide other shareholder services. Orders will be priced at the applicable Fund’s NAV next computed after they are accepted by a financial intermediary.
The Funds pay the Distributor for distribution services it provides to the Funds’ Investor Class shares in accordance with Rule 12b-1. For both Investor Class and Institutional Class shares, the Funds also may pay financial intermediaries for performing sub-accounting or other administrative services for which the Funds otherwise would pay its transfer agent. Such sub-accounting (also known as sub-transfer agency or Sub-TA) services are not related to the distribution of Fund shares.
The Distributor may make payments (often referred to as “revenue sharing payments”), at its own expense, to financial intermediaries for providing distribution-related and/or sub-accounting shareholder services to shareholders. Sub-accounting services may include, but are not limited to, maintaining shareholder records, performing account maintenance, supporting shareholder calls, transmitting orders to the Funds’ transfer agent, and providing shareholders with account statements, proxy materials, shareholder reports, prospectuses and other information. Further information about fees paid by the Funds for these services may be found in the section entitled “Transfer Agent, Sub-Transfer Agents, Custodian and Other Important Service Providers.”
The Adviser, out of its own resources, may also make revenue sharing payments to financial intermediaries for distribution services and/or shareholder services. The amount of these revenue sharing payments may be substantial. Such payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Funds, rather than shares of another mutual fund or other types of investments. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

The Distributor and/or the Adviser also may provide promotional incentives and marketing support to certain financial intermediaries. Promotional incentives and marketing support may include: merchandise carrying the Funds’ logo; occasional meals and tickets to sporting events, theater productions and concerts or other entertainment venues; and payments or reimbursements used to offset marketing expenses and related costs of meetings or seminars held for the purpose of training or education. Such promotional incentives and marketing support are not preconditioned on achievement of any sales targets by any financial intermediary; however, the payments described above may provide a financial intermediary (and its salespersons) with an incentive to favor sales of shares of the Funds over sales of other mutual funds or other types of investments with respect to which the financial intermediary does not receive such payments, promotions or support.
Incentive Pay to Adviser and Distributor Salespersons for Fund Sales. Some of the Adviser’s employees (who also are registered representatives of the Adviser and/or its subsidiary, the Distributor) have incentive compensation arrangements in which the Adviser will pay such persons for the sale of shares of the Funds in certain circumstances. These employees are salespersons, not research team members or portfolio managers who provide clients with investment advice. It should be noted that employees of the Adviser do not sell non-Ariel investment products or services. To the extent there is a conflict of interest in that Ariel’s salespersons have the incentive to sell the Funds based on their own anticipated compensation rather than on an investor’s needs, the Adviser addresses the conflict through this disclosure. Shareholders should be aware that they may purchase the Funds through other intermediaries, some of which also may be incentivized to sell the Funds, as discussed above.
Transfer Agent, Sub-Transfer Agents, Custodian and Other Important Service Providers
Custodian and Fund Accountant. Northern Trust has been retained by the Trust to act as custodian and fund accountant. Northern Trust’s responsibilities include keeping custody of all of the Funds’ investments.
Transfer Agent. USBGFS, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 has also been retained by the Trust to act as transfer agent, dividend disbursing agent and shareholder servicing agent. Its responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing quarterly statements to shareholders regarding their accounts.
Sub-Transfer Agents. Firms that establish omnibus accounts and provide substantially the same services to their clients as are provided by USBGFS to direct shareholders of the Funds may receive sub-transfer agent fees for such services from the respective Fund. For each Class of Fund shares (Investor and Institutional), such fees paid by the Funds to sub-transfer agents, in the aggregate, may not exceed specific limits set by the Board of the Trust, including a majority of the Independent Trustees.
In an omnibus account, the Funds maintain a single account in the name of a financial intermediary such as a broker, dealer, record-keeper or other service provider and the financial intermediary maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a third-party administrator may open an omnibus account with the Funds and the administrator will then maintain all of the participant accounts. The Distributor (and, in certain cases, the Adviser), on behalf of the Funds, enters into agreements whereby the Funds are charged by the financial intermediary or administrator for record-keeping and shareholder services. Certain of those agreements are described in this Statement of Additional Information.
Record-keeping and shareholder services typically include: (i) establishing and maintaining shareholder accounts and records; (ii) recording shareholder account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to shareholders; (v) furnishing proxy materials, periodic reports of the Funds, prospectuses and other communications to shareholders as required; (vi) transmitting shareholder transaction information; and (vii) providing information in order to assist the Funds in their compliance with federal and state securities laws. Each Fund typically would be paying these shareholder servicing fees directly to USBGFS, were it not that the financial intermediary holds all customer accounts in a single omnibus account with the Funds.
Independent Registered Public Accounting Firm. Deloitte & Touche LLP, serves as independent registered public accountants for each of the Funds. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606 audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports, consults on financial accounting and reporting matters, meets with the Audit Committee of the Board, and performs other professional accounting and auditing when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi- annual unaudited financial statements.

Counsel. Greenberg Traurig, LLP, 77 West Wacker Drive, Chicago, Illinois 60601, serves as counsel to the Funds. K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as counsel to the Independent Trustees.
Portfolio Transactions
Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Adviser, under the direction and supervision of the Trust’s Board, makes investment decisions and chooses brokers and dealers to execute transactions.
Best Execution and Soft Dollars. The Adviser’s policy is to seek the best price and favorable execution of client transactions considering all circumstances. However, there can be no assurance that best execution will in fact be achieved in any given transaction. Subject to the Adviser’s overall policy, in selecting brokers to execute transactions, the Adviser considers customary practices in prevailing markets for the particular type of investments being traded, natural order flow, market impact, anonymity, the firm’s reputation, the full range, quality and reliability of its services that are deemed useful to better serve clients, its relationship and responsiveness to the Adviser, commission rates, and any other factors that the Adviser, in its sole discretion, deems relevant, without having to demonstrate that any such factor is of a direct benefit to any particular client. In addition to execution, the services provided by brokers include supplemental research, statistical information and objective performance evaluation.
The Adviser will not always place brokerage transactions on the basis of the lowest commission rate available for a particular transaction. That is, the Adviser uses certain brokers who give Ariel products and services that are useful to the Adviser’s research process and/or causes clients to pay commissions higher than those charged by other brokers in return for those products and services. The Adviser makes a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and other services provided. The payment of such services with brokerage commissions is commonly referred to as “soft dollar arrangements.” The Adviser only enters into soft dollar arrangements that are covered by the safe harbor provided under Section 28(e) of the 1934 Act.
Brokers furnish, for example, proprietary or third-party research reports, supplemental performance reports, statistical analyses, software and computer programs used for research and portfolio analysis, and other valuable research information to the Adviser. The Adviser generally seeks, at the beginning of the year, to direct client transactions to brokers that provide proprietary and third-party research in order to ensure payment of its budgeted research commissions and soft dollars. The Adviser uses soft dollar benefits to service all of its clients’ accounts, not only those that paid for soft dollar services through their brokerage commissions. The brokerage commission rates paid to brokers for proprietary and third-party research are typically higher than commissions paid to obtain execution only. However, clients prohibiting the Adviser from generating soft dollar credits generally do not receive better brokerage commission rates than clients that do generate soft dollar credits for the Adviser. The Adviser does not seek to allocate soft dollar benefits to clients’ accounts proportionately to the soft dollar credits the accounts generate. As a result of client-directed brokerage arrangements, some soft dollar services benefit clients who do not execute transactions through soft dollar brokers. Further, the Adviser uses some soft dollar services for certain clients that are paid for by clients who do not require such services. Additionally, the Adviser receives certain research reports from brokers that are not used in investment decision making. However, the Adviser may receive other services from brokers that are used in the investment decision making process, such as access to management and invitations to analyst conferences.
The Adviser may receive certain brokerage and research products and services that provide both research and non-research (mixed-use) benefits. In these instances, the Adviser uses client brokerage commissions to pay for the research portion and pays the non-research portion out of its own resources. Although the allocations between research and non-research portions will be made in accordance with the Adviser’s overall fiduciary responsibilities, clients should be aware of the potential conflicts of interest created by the use and allocations of soft dollar arrangements. By entering into soft dollar arrangements, the Adviser receives a benefit because it is relieved from producing or paying for research products or services. In addition, soft dollar arrangements give the Adviser an incentive to select a broker, trade frequently, or trade actively in certain accounts to obtain research used primarily by other, less frequently traded accounts. That is, the Adviser would have an incentive to select a broker based on its interests in receiving research rather than in its clients’ interests in receiving most favorable execution. This is not the Adviser’s practice, however, and the Adviser’s disciplined investment strategy, utilized for all its clients, and its long-term holding approach, mitigate these potential conflicts. The Adviser also attempts to address these potential conflicts through oversight of soft dollar usage by its Trading Oversight Committee and by requiring an initial and annual approval of all soft dollar services by the Adviser’s Chief Compliance Officer.

The Adviser’s brokerage selection process begins with the Trading Oversight Committee (the “Committee”). The Committee meets quarterly to review, administer, monitor, and enforce the Adviser’s trading and trade management policies and procedures and to resolve conflicts that arise in portfolio trading with the goal of seeking brokerage and trading arrangements that are intended to maximize client results. The Committee approves additions to the Adviser’s approved broker list. Prior to being added, and annually thereafter, brokers are reviewed for the quality of their brokerage services, including services provided to aid in the Adviser’s research process. The Committee is made up of four voting members consisting of representatives from the value strategies’ investments group and the value and international/global strategies’ trading departments. The Adviser’s Chief Compliance Officer and internal legal counsel serve in a non-voting capacity on the Committee. In addition, representatives from the legal and compliance, value investments group, operations and fund administration departments attend and participate in the Committee’s meetings. Additionally, the Adviser has adopted Derivatives Policies and Procedures, which identify the scope, risks and controls associated with its use of derivatives on behalf of clients invested in its international and global investment strategies, including the International/Global Funds.
The Adviser’s personnel at times receives gifts and entertainment from brokers through whom the Adviser places trades. In order to prevent trading personnel from favoring one broker over another for client trades based on gifts or entertainment received, the Adviser’s Code requires employees to report to the Adviser’s Chief Compliance Officer all gifts and entertainment received from brokers. The Adviser’s Chief Compliance Officer and the Committee review the gift and entertainment reports of the research and trading departments.
Trading outside the U.S. for the International/Global Funds. Brokerage transactions for the International/Global Funds may be executed on the principal stock exchange of the country in which a company is listed or on a stock exchange in another country. Brokerage commissions and other costs of transactions made on foreign stock exchanges generally are higher than in the U.S. In the event that transactions in emerging market countries are executed through a client’s sub-custodian, the transaction rates determined by the sub-custodian may be less favorable than the transaction rates offered by other third-party brokers. Ariel will seek to achieve the best net results for these transactions.
Trading through Brokers Selling Fund Shares. The Adviser also is authorized to execute transactions with or through brokers who have sold shares of the Funds. Rule 12b-1(h) under the 1940 Act prohibits a fund from directing portfolio transactions to any broker-dealer that sells fund shares unless it has adopted and implemented procedures reasonably designed to (1) prevent persons effecting portfolio securities transactions from taking into account broker/dealers’ promotion or sale of mutual fund shares, and (2) prevent the funds, any investment adviser and the principal underwriter from entering into an agreement to direct portfolio securities transactions or certain other remuneration to a broker-dealer in consideration for the promotion or sales of shares of any registered investment company.
It is the policy of the Trust to comply with Rule 12b-1(h). The Board has adopted Rule 12b-1(h) Policies and Procedures (the “12b-1(h) Policies”). The 12b-1(h) Policies are designed to ensure that personnel responsible for portfolio trading and for negotiating agreements with unaffiliated broker-dealers are informed of the Funds’ policy and comply with such policy. The Adviser’s Head Traders, Directors of Research, and the Senior Vice President, Head of Consultant Relations & Financial Intermediaries annually certify to their compliance with the 12b-1(h) Policies.
In addition, the Adviser at times invests for its clients in the publicly traded stocks of brokers through which the Adviser places trades. The Adviser’s trading and trade management policies and procedures serve to mitigate any conflicts of interest.
The following table shows the aggregate amount of brokerage commissions paid by each Fund for the fiscal years indicated:
	2021	2020	2019
Ariel Fund	$ 1,547,070	$1,142,443	$1,136,164
Ariel Appreciation Fund	$ 508,299	$ 567,995	$ 506,861
Ariel Focus Fund	$ 42,168	$ 28,331	$ 19,742
Ariel International Fund	$347,125	$ 317,114	$ 414,057
Ariel Global Fund	$ 68,462	$ 38,538	$ 82,149
Changes in the amount of brokerage commissions from year to year can be the result of several factors. The primary reason for the increases in the brokerage commissions paid by Ariel Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund from 2020 to 2021 related to significant increases in net shareholder subscriptions into these Funds. The primary reason for the decrease in brokerage commissions paid from 2020 to 2021 by Ariel Appreciation Fund was a small decrease in securities trading volume in the Fund despite an overall increase in the Funds’ net assets. The changes in net assets and brokerage commission payments in Ariel Fund, Ariel Appreciation Fund, Ariel International Fund and Ariel Global Fund led to very small, if any, changes in each Funds’ portfolio turnover rates. Ariel Focus Fund‘s portfolio turnover rate rose dramatically due to a period of large subscriptions followed by a period of large redemptions within the same fiscal year. Portfolio turnover rates for each Fund can be found on page 42. During the fiscal year ended September 30, 2021, the Funds directed brokerage transactions to brokers for proprietary and third-party research services. The amount of such transactions and related commissions were as follows:
	Amount of Transactions	Amount of Commissions
Ariel Fund	$1,093,247,670	$1,245,587
Ariel Appreciation Fund	$463,239,072	$424,302
Ariel Focus Fund	$50,737,332	$33,180
Ariel International Fund	$336,457,283	$237,427
Ariel Global Fund	$64,788,632	$36,276
Regular Broker-Dealers. During the fiscal year ended September 30, 2021, Ariel Appreciation Fund owned securities issued by Goldman Sachs Group, Inc., a regular broker-dealer (as defined in 1940 Act rule 10b-1). As of September 30, 2021, the value of the Funds’ aggregate holdings in Goldman Sachs Group, Inc. securities was $50,318,061. Ariel Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund did not own securities of their regular broker-dealers as of September 30, 2021.
Directed Brokerage. Certain clients direct the Adviser to use particular brokers for executing transactions in their accounts. Directing brokerage may cost clients more money. For example, clients who direct the Adviser (through affirmative direction or other constraint) to use particular brokers may pay higher commissions, obtain greater spreads, or obtain less favorable net prices than might be the case for those clients who do not. The Funds do not direct the Adviser to use particular brokers.
To the extent that the Adviser’s clients’ directed brokerage is not available to support soft dollar arrangements, clients (including the Funds) who give the Adviser brokerage discretion will pay for a disproportionate share of the Adviser’s soft dollar arrangements.
Certain institutional clients direct the Adviser to place all or a portion of their brokerage with minority-owned and/or local brokers, or brokers who provide the client with certain services, such as performance monitoring and commission recapture. The Adviser does not use brokerage from another client account to pay for a product or service purchased under these client-directed brokerage arrangements.
Aggregation and Allocation of Trades. The Adviser typically aggregates client purchase or sale orders for a particular security into blocks to achieve more efficient execution, lower per share brokerage costs and, in the aggregate, better and fairer prices for all clients. Where purchases or sales are made on a block basis, price and per share commission and transaction costs are generally allocated to each advisory client on a pro rata basis.
Because of client guidelines and/or market conditions (including a limited supply or demand for certain securities), not all investment opportunities can be made available to all clients, but the Adviser endeavors to allocate investment opportunities fairly over time. The Adviser will not favor any client account, or group of client accounts, over any other client account or group of client accounts. The Adviser takes a number of factors into account when making allocation decisions including, but not limited to, client guidelines or investment restrictions, cash levels, tax status, size of account, weighting of securities in a portfolio, any client directed brokerage requirements, and other relevant investment factors. The Adviser’s trading departments will at times place orders for directed brokerage clients (including clients that have arrangements that effectively direct brokerage) behind orders for non-directed brokerage clients depending upon factors such as the number of other orders awaiting execution, the type of order, the liquidity of the order, and the clients’ cash positions. Portfolio updates are not given to managed account programs to whom the Adviser licenses its strategies on a real-time basis. Such arrangements typically provide for updates once a week.
In some cases, an aggregated order is partially filled. The Adviser will allocate the order to advisory clients on a pro rata basis subject to available cash, account restrictions, account size, weighting of securities in a portfolio, directed brokerage, and other relevant investment factors. Exceptions may be made for smaller accounts, which, due to their size, sometimes may be filled in their entirety instead of receiving a pro rata share and other times may be excluded from receiving a pro rata share.

At times, there may be a pending block order for a security specific to a strategy when a subsequent additional block order is placed for the same security for another strategy. If, upon receiving the second order, the security price has not materially changed and a significant amount of time has not lapsed since the first order was placed, Ariel’s traders may aggregate the first and subsequent orders. In cases where the first order has been substantially filled or the price has substantially changed, Ariel’s traders may allocate the existing order and then combine the unexecuted portion for a new block order. Although the Adviser believes that the aggregation of orders for client accounts generally will benefit its clients as a whole over time, in any particular instance such aggregation may result in a less favorable price or execution for a particular client than might have been obtained if the orders had not been aggregated. Small accounts are usually excluded from receiving a pro rata share of a partial fill of an aggregated order.
The Adviser does not execute personal trades for its employees, officers, or directors unless they are clients of the Adviser and have a separately managed account invested in one of the Adviser’s strategies.
Portfolio Turnover
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.
The table below sets forth the portfolio turnover rates of each Fund for the periods noted:
	Fiscal Year Ended September 30, 2021	Fiscal Year Ended September 30, 2020
Ariel Fund	24%	23%
Ariel Appreciation Fund	24%	24%
Ariel Focus Fund	63%	22%
Ariel International Fund	22%	24%
Ariel Global Fund	24%	23%
Proxy Voting Policy
The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its Proxy Voting Policies and Procedures (the “Proxy Policies”), a summary of which may be found below. The Proxy Policies include procedures for addressing any conflicts that may arise between the interests of the Fund shareholders, on the one hand, and the interests of the Adviser, the Distributor, or any affiliated person(s) of the Funds, on the other. The Adviser’s Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and the Adviser’s internal policies and procedures.
Summary of Proxy Policies. In accordance with applicable regulations and law, the Adviser is providing this summary of its Proxy Policies concerning proxies voted by the Adviser on behalf of each client (including the Funds) who delegates proxy voting authority and delivers the proxies to the Adviser or its proxy voting agent. The Adviser has retained Institutional Shareholder Services, Inc. (“ISS”) for the purpose of receiving, cataloging, voting (based upon the Adviser’s direction) and reporting proxies as well as to obtain its proxy research.
The Value Funds. As part of the investment process for the value strategy clients, including the Value Funds, the Adviser places emphasis on a company’s management, its Board and its activities. The Adviser looks for companies with high quality management, as represented by their industry experience, managerial track records, and their management of material environmental, social and governance (“ESG”) issues. Furthermore, the Adviser strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. Accordingly, the Adviser believes that the recommendation of a company’s management on any issue should be given considerable weight in determining how a proxy voting resolution is resolved. As a result, it is generally the Adviser’s policy to vote in accordance with management.

The Adviser has established general guidelines for voting proxies on behalf of value strategy clients, including the Value Funds. While these generally guide the Adviser’s decision-making, all issues are analyzed by the Adviser’s analyst who follows the company, the Head of ESG, as well as the Adviser’s Director of Research Operations. As a result, there may be cases in which particular circumstances lead the Adviser to vote an individual proxy differently than otherwise stated within its general proxy voting guidelines. In such cases, the Adviser will document its reasoning.
If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, it is the Adviser’s policy to generally vote in accordance with the recommendations of ISS. If, in a conflict situation, the Adviser decides to vote differently than ISS, the proxy will be referred to the Adviser’s Domestic Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is the best interests of the Adviser’s value strategy clients, including the Value Funds, and is not the product of a conflict.
The International/Global Funds. With respect to the Adviser’s international and global strategy clients, including the International/Global Funds (which include U.S. securities), it is generally the Adviser’s policy to vote in accordance with ISS’s voting recommendations. The international and global strategies team periodically samples the ISS recommendations and research for specific proxies vis-á -vis information for the same proxies obtained separate from ISS to ascertain whether to continue to generally vote in accordance with ISS’s recommendations. If the Adviser decides to vote differently than ISS, the proxy will be referred to the Adviser’s International/Global Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interest of the Adviser’s international and global strategy clients, including the International/Global Funds, and is not the product of a conflict in those instances where a conflict has been identified.
Voting Limitations. The Adviser generally will not vote its clients’ proxies in the following circumstances:
•
For those securities not specifically acquired for a client’s account by the Adviser (e.g., if a new client transferred securities to the Adviser and the Adviser has not yet sold the securities through the account transition process, or if an Ariel client chooses to invest its cash in a money market fund).
•
In those instances where the Adviser receives a meeting notice without enough time to fully process the proxy.
•
For the Adviser’s clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.
•
In those international markets where share blocking applies.
•
In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian can timely re-register the shares.
•
In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy, unless the client has provided the requisite power of attorney to the local sub-custodian.
•
If a client’s custodian is unable to retrieve and deliver ballots to the Adviser’s proxy voting service (ISS).
For those proxy votes in which the Adviser’s clients held shares on the record date, but no longer held shares on the voting recommendation date, it is generally the Adviser’s policy to vote in accordance with ISS’s recommendation.
The Adviser may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. Additionally, the issuer of a security may impose limitations upon the Adviser’s ability to vote proxies for its clients. In these circumstances, the Adviser will refrain from voting some or all of clients’ shares.
For each proxy, the Adviser maintains records as required by applicable law. In accordance with the 1940 Act, the Adviser, on behalf of the Funds, annually files with the SEC on Form N-PX the Funds’ actual proxy voting record. Proxy voting information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.725.0140 and on the SEC’s website at http://www.sec.gov.

Trustees
Ariel Investment Trust operates under the supervision of a Board of Trustees responsible to each Fund’s shareholders. The Board supervises the business and management of the Trust and approves all significant agreements between the Trust and outside service providers.
Leadership Structure and Board of Trustees. The Board is responsible for managing the business affairs of the Funds and exercising all of its powers except those reserved for shareholders. The Board is composed of nine Trustees, seven of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”). In addition to four regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with Fund and Independent Trustee counsel to consider a variety of matters affecting the Funds. These sessions generally occur during scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. The Board has established four standing committees, Audit, Governance, Management Contracts and Executive Committees, to assist the Board in performing its oversight responsibilities. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws.
The Board’s Governance Committee Charter sets forth specific qualifications to serve as a Trustee. The principal criteria for selection of candidates are their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees. In addition, the following factors, among others, may be taken into consideration:
(a)
The Trustees collectively should represent a broad cross section of backgrounds, functional disciplines, and experience;
(b)
Candidates should exhibit stature commensurate with the responsibility of representing shareholders; and
(c)
Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings and to participate in committee activities as needed.
Among the attributes or skills common to all Trustees are their abilities to exercise independent and reasonable business judgment; to evaluate, question and discuss Board materials and information provided to them; and to interact effectively with each other, the Adviser, and other service providers. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s educational background, business experience, professional training, public service and/or academic positions and through experience from service as a board member of the Funds, public companies or other organizations as set forth below. Mr. William C. Dietrich has served as Independent Trustee for more than 35 years and Mr. Christopher G. Kennedy has served for over 25 years. Mr. James M. Williams has served for over 15 years. Ms. Kim Y. Lew and Mr. Stephen C. Mills have served for over five years . Mr. Holder has served for over two years.
Currently, the Chair of the Board, Mellody L. Hobson, is an Interested Trustee. The Board has a Lead Independent Trustee, William Dietrich, whose role is to preside at all meetings of the Independent Trustees, including executive sessions, and to act as a liaison with the Adviser, other service providers, officers, legal counsel, and other Trustees between meetings. The Lead Independent Trustee also serves as Chair of the Executive Committee. The Lead Independent Trustee may also perform other such functions as may be provided by the Board from time to time.
In addition to the foregoing and the information in the table below, the following experience, skills and qualifications of each respective Board member leads the Board to the conclusion that each Trustee should serve as such. No particular qualification, experience or background establishes the basis for any Trustee’s position on the Board, and the Board may have attributed different weights to the various factors.
Mr. William C. Dietrich has a BS from Georgetown University and more than 40 years of experience as a senior or executive officer in accounting, finance and executive leadership for various firms.
Mr. Eric H. Holder, Jr. has a BA from Columbia College and a JD from Columbia Law School. He has more than 40 years of experience as an attorney in government and private practice and previously served as the 82nd Attorney General of the United States.

Ms. Mellody L. Hobson, Co-CEO and President of Ariel Investments, LLC, has an AB from Princeton and over 25 years of industry experience as an executive officer with the Adviser. As Co-CEO, she is responsible for management, strategic planning and growth for all areas of the Adviser outside of research and portfolio management. Ms. Hobson is a nationally recognized voice on financial literacy and investor education.
Mr. Christopher G. Kennedy possesses a BA from Boston College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University. He has over 35 years of senior or executive experience in management, real estate and public service.
Ms. Kim Y. Lew, CFA, earned her BS from the Wharton School of the University of Pennsylvania and her MBA from the Harvard Graduate School of Business. Ms. Lew is President and Chief Executive Officer of Columbia Investment Management Company having previously been responsible for the investment management and oversight of the Carnegie Corporation of New York’s foundation endowment. She has over 25 years of experience in the investment management industry.
Mr. Stephen C. Mills has a degree in sociology from Princeton. Mr. Mills has served over 35 years as a senior business executive in the professional sports arena. He founded Athletes and Entertainers Wealth Management LLC, which links sports and entertainment stars with investment and management leaders.
Mr. John W. Rogers, Founder, Chairman and Co-CEO of Ariel Investments, LLC, has an AB from Princeton and over 40 years of investment experience. Mr. Rogers is a renowned asset manager and serves as Lead Portfolio Manager for Ariel Fund and Co-Portfolio Manager for Ariel Appreciation Fund. His investment experience has brought him to the forefront of media attention –being featured and quoted regularly in a wide variety of broadcast and print publications.
Mr. James M. Williams has a BS from the University of Michigan and an MBA from the University of Chicago. He has over 10 years of experience in managing a major corporation’s pension plan, over 15 years of experience managing the endowment for a major foundation, three years of experience as President of a mutual fund sponsor firm, and is a current trustee of another mutual fund company.
The Board’s leadership structure is deemed appropriate in light of the characteristics of the Funds, including factors such as the Funds’ investment strategies and style, the net assets of the Funds, the committee structures of the Funds, and the management, distribution and other service arrangements of the Funds. The Board believes that the current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Trustees and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds, and that the Board leadership by Ms. Hobson and Mr. Dietrich provides the Board with valuable insights that assist the Board as a whole with the decision-making process. The leadership structure of the Board may be changed at any time and at the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.
Risk Oversight. The Funds are subject to a number of risks, including investment, compliance, operational, regulatory, reputational, and valuation risks, among others. Day-to-day risk management functions are the responsibilities of Fund management, who carry out the Funds’ investment management and daily business processes. Fund management includes the Adviser and other service providers, such as the transfer agent and sub-administrator. The assignment of responsibility for each risk depends on the nature of the risk.
Risk oversight forms part of the Board’s general oversight of the Funds and is addressed during the various Board and Committee meetings. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop practical and cost-effective processes and controls to eliminate or mitigate certain risks or their occurrence or effects. Processes, procedures and controls employed to address certain risks may be limited in their effectiveness. It may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the CCO, the independent registered public accounting firm for the Funds, and other service providers as appropriate, regarding risks faced by the Funds and relevant risk functions. Each Committee of the Board presents reports to the Board and such reports may prompt further discussion of issues concerning risk oversight and management of the Funds’ risk. In addition, other service providers make periodic reports to the Board, or Committees of the Board, with respect to various aspects of risk management.

The Board has appointed a CCO who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance and risk matters for the Funds and their principal service providers, including results of the implementation and testing of the Funds’ and service providers’ compliance programs. In addressing issues of risk management between meetings of the Board, representatives of the Adviser communicate with the Board, the CCO (who is directly accountable to the Board) and legal counsel to the Funds. The Board members, through discussions with others, including the Adviser, the CCO, service providers, and counsel, identify and review risk management issues that may be placed on the Board’s agenda.
In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board annually reviews valuation policies applicable to valuing the Funds’ portfolio securities. The Board reviews any such pricing actions at the meeting next following such action. The Audit Committee assists the Board in reviewing, with the independent auditors, matters relating to the Funds’ annual audits, internal controls, and financial accounting and reporting.
The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role, including in response to changes in circumstances or the characteristics of the Funds.
Name (age)	Positions(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by Trustee
INDEPENDENT TRUSTEES:
William C. Dietrich (72)	Trustee and Lead Independent Trustee	Trustee since 1986; Lead Independent Trustee since 2014; Indefinite, until successor elected	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc. (ecumenical educational institute), 2006 to 2009	5
	Chair of Executive Committee	Since 2014
	Member of Audit and Management Contracts Committees	Since 1986
Other directorships held during the past five years: None
Eric H. Holder, Jr. (70)	Trustee	Since 2019; Indefinite, until successor elected	Partner, Covington & Burling since 2015	5
	Member of Management Contracts Committee	Since 2019
	Chair of Governance Committee	Since 2021 (member since 2020)
Other directorships held during the past five years: None

Name (age)	Positions(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by Trustee
Christopher G. Kennedy (58)	Trustee	Since 1994; Indefinite, until successor elected	Chairman, Joseph P. Kennedy Enterprises, Inc. (investment office and family office) since 2012; Founder and Chairman Emeritus, Top Box Foods (a non-profit organization) since 2012	5
	Chair of Audit Committee	Since 2014 (member since 1995)
	Member of Executive Committee	Since 2015
	Member of Management Contracts and Governance Committees	Since 1995
Other directorships held during the past five years: Interface Inc. (global modular carpet manufacturer) and Knoll, Inc. (furniture and textile manufacture and design company)
Kim Y. Lew (55)	Trustee	Since 2014; Indefinite, until successor elected	President and Chief Executive Officer of the Columbia Investment Management Company (a private college endowment fund) since 2020; Vice President and Chief Investment Officer, Carnegie Corporation of New York (a private non-profit foundation), 2016 to 2020	5
	Member of Management Contracts and Audit Committees	Since 2014
Other directorships held during the past five years: None
Stephen C. Mills (62)	Trustee	Since 2015; Indefinite, until successor elected	President of Basketball Operations, New York Knicks (American professional basketball team based in New York City) 2017-2020; NBA Alternate Governor, New York Knicks 2013 to 2020; General Manager, New York Knicks, 2013-2017	5
	Member of Management Contracts Committee	Since 2015
	Member of Audit Committee	Since 2019
Other directorships held during the past five years: Selective Insurance Group, Inc. (property casualty insurance company); Madison
Square Garden Sports Corp. (sports entertainment company); and MSG Networks Inc. (communications company)

Name (age)	Positions(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by Trustee
James M. Williams (74)	Trustee	Since 2006; Indefinite, until successor elected	Vice President and Chief Investment Officer, J. Paul Getty Trust (cultural and philanthropic institution) since 2002	5
	Chair of Management Contracts Committee	Since 2007
	Member of Governance Committee	Since 2013
Other directorships held during the past five years: SEI Mutual Funds (Mr. Williams oversees a total of 93 SEI Mutual Fund portfolios)
INTERESTED TRUSTEES*
Mellody L. Hobson (52)	Chair of the Board of Trustees and President	Indefinite, until successor elected; Trustee since 1993; President since 2002; Chair since 2006	Co-CEO (since 2019) and President (since 2000), Ariel Investments, LLC	5
	Chair of the Board of Trustees and President	Since 2007
	Chair of the Board of Trustees and President	Since 2013
Other directorships held during the past five years: Starbucks Corporation (operator of retail coffee stores); JPMorgan Chase & Co.
(leading global financial services firm); The Estée Lauder Companies, Inc. through November 12, 2018 (manufacturer and seller of beauty products);

John W. Rogers, Jr. (63)	Trustee	Indefinite, until successor elected Trustee since 2000 and from 1986 to 1993	Founder, Chairman, Chief Investment Officer since1983, and Co-CEO since 2019 (formerly CEO, 1983-2019) Ariel Investments, LLC; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	5

Other directorships held during the past five years: McDonald’s Corporation (global food service retailer); Nike, Inc. (footwear and apparel retailer); Ryan Specialty Group Holdings, Inc. (specialty insurance firm); The New York Times Company (global media organization); Exelon Corporation through April 29, 2019 (energy provider)

*
John W. Rogers, Jr. and Mellody L. Hobson are officers and owners of the Adviser and are therefore deemed to be “interested persons” of the Trust as defined in the 1940 Act. Mr. Rogers also serves as Chair, Co-CEO of Ariel Capital Management Holdings, Inc. Ms. Hobson also serves as Vice President of the Distributor and Co-CEO and President of Ariel Capital Management Holdings, Inc.
Trustee Retirement Policy. There is no stated term of office for the Trustees of the Trust. However, upon attaining the age of 75, and every year thereafter, a Trustee will notify the Governance Committee of his or her plans for continuing on the Board or retiring from service. The Governance Committee shall review, through confidential polling procedures, the respective Trustee’s performance and shall discuss with the Trustee the appropriateness of continuing to serve on the Board. The Trust’s Retirement Policy provides that a Trustee will retire from service at the end of the calendar year in which such Trustee attains the age of 80.

For purposes of their service as Trustees of the Trust, the business address for each of the Trustees is: 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601. Each Trustee serves until his or her retirement, resignation, death, removal or mental or physical incapacity.
Standing Committees of The Board of Trustees
Audit Committee. The Board has established an Audit Committee, which is comprised entirely of Independent Trustees Christopher G. Kennedy, Chair; William C. Dietrich; Kim Y. Lew; and Stephen C. Mills. The Audit Committee is responsible for the selection and retention of the independent accountants for the Trust. The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect to the engagement of independent registered public accounting firms, including non-audit services performed. The Audit Committee reviews the qualifications of the independent registered public accounting firm’s key personnel involved in the foregoing activities and monitors the independent registered public accounting firm’s independence. The Audit Committee also oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, if appropriate in its judgment, the internal controls of certain service providers and the quality and objectivity of the Trust’s financial statements and the independent audits thereof. The Audit Committee is also responsible for the day-to-day oversight of the activities of the Funds’ CCO and accordingly reviews the CCO’s quarterly compliance report and meets with the CCO during regularly scheduled Committee meetings. The Audit Committee normally meets four times per year. The Committee will meet more frequently, as necessary. The Committee met five times during fiscal year 2021.
Executive Committee. The Board has established an Executive Committee, which includes William C. Dietrich, Chair; Mellody L. Hobson; and Christopher G. Kennedy. The Executive Committee meets between meetings of the Board as necessary and is authorized to exercise all of the Board’s powers to conduct current and ordinary business of the Trust and to take other action as authorized by the Board. The Executive Committee also serves the functions specified in the Funds’ valuation policies. The Executive Committee did not meet during fiscal year 2021.
Governance Committee. The Board has established a Governance Committee, which is comprised entirely of Independent Trustees Eric H. Holder, Chair; James M. Williams; Christopher G. Kennedy; and Eric H. Holder, Jr. The Governance Committee oversees the independence and effective functioning of the Board and monitors good practices for mutual fund boards. The Governance Committee also performs certain functions of a nominating committee and makes recommendations regarding compensation of the Independent Trustees. Shareholders of the Funds may submit suggested candidates for Independent Trustees to the Governance Committee. Any shareholder may submit the name of a candidate for consideration by the Governance Committee by submitting the recommendation in writing to the Trust’s Secretary. The Secretary will forward any such recommendation to the Chair of the Governance Committee promptly upon receipt. The Governance Committee normally meets two times a year and, if necessary, more frequently. The Governance Committee met two times during fiscal year 2021.
Management Contracts Committee. The Board has established a Management Contracts Committee, which is comprised of all Independent Trustees, with James M. Williams serving as Chair. The Management Contracts Committee oversees and reviews all management contracts between the Adviser and the Trust in order to focus the Trustees on the key points and terms of the various management contracts. The Committee also reviews such information as the Committee considers relevant to evaluate the terms of any existing or proposed underwriting or distribution agreement or Rule 12(b)-1 plan, with a view to making a recommendation to the Board regarding the approval or continuation of the agreement or plan. The Committee also reviews summary information provided by the Adviser with respect to any arrangements with third parties that provide certain recordkeeping, shareholder communication and other services for the Trust with respect to shares of the Trust held by such third parties for the benefit of their clients; and after review of such information as it considers relevant, the Committee shall make a recommendation to the other Trustees regarding such arrangements. During fiscal year 2021, the Management Contracts Committee met two times, once in connection with the annual review of the underwriting agreement, the Rule 12b-1 plan, and arrangements with intermediaries and one in connection with the annual review of the Funds’ management contracts.
All committees of the Board operate in accordance with written charters.

Compensation Schedule
During the fiscal year ended September 30, 2021, compensation paid by the Funds to the Trustees not affiliated with the Adviser was as follows:
Name	Ariel Fund(1)	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund	Aggregate Compensation from Funds in Complex Paid to Trustee(2)
William C. Dietrich	$ 66,358	$ 34,344	$ 1,571	$ 21,241	$ 3,736	$ 127,250
Eric H. Holder, Jr.	$ 59,143	$ 30,377	$ 1,391	$ 18,785	$ 3,305	$ 113,000
Christopher G. Kennedy	$ 60,909	$ 31,775	$ 1,453	$ 19,655	$ 3,458	$ 117,250
Kim Y. Lew	$ 60,073	$ 31,122	$ 1,424	$ 19,246	$ 3,385	$ 115,250
William M. Lewis, Jr.(3)	$26,739	$15,571	$707	$9,756	$1,728	$54,500
Stephen C. Mills	$ 58,846	$ 30,403	$ 1,392	$ 18,808	$ 3,302	$ 112,750
James M. Williams	$ 61,608	$ 31,796	$ 1,455	$ 19,677	$ 3,463	$ 118,000

(1)
The Funds did not pay compensation to Trustees affiliated with the Adviser.
(2)
No pension or retirement plan benefits are accrued as part of the Trust’s expenses.
(3)
Mr. Lewis resigned from the Board effective March 23, 2021.
Trustees’ Fund Holdings
As of December 31, 2021, the Trustees had invested the following amounts in the Funds. Investments are listed in the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000:
Name	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund	Total Invested in All Funds(1)
William C. Dietrich	over $100,000	none	$1 - $10,000	$10,001 - $50,000	$10,001 - $50,000	over $100,000
Eric H. Holder, Jr	over $100,000	none	none	none	none	over $100,000
Christopher G. Kennedy	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
Kim Y. Lew	over $100,000	over $100,000	none	none	over $100,000	over $100,000
Stephen C. Mills	over $100,000	over $100,000	none	over $100,000	over $100,000	over $100,000
James M. Williams	over $100,000	$50,001 - $100,000	$50,001 - $100,000	$50,001 - $100,000	$50,001 - $100,000	over $100,000
Interested Trustees:
John W. Rogers, Jr.	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
Mellody L. Hobson	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

(1)
Total invested in all Funds is the aggregate dollar range of investments in the Funds.
Officers
Ariel Investments, LLC officers (including some Interested Trustees) all hold positions as executive officers with the Adviser and its affiliates, including the Distributor. The descriptions for John W. Rogers, Jr. and Mellody L. Hobson can be found above under the heading “Trustees.” The Funds do not pay salaries to any of their officers. Each of the Funds’ officers serves until his or her retirement, resignation, death, removal or mental or physical incapacity. The business address for each of the officers is: 200 E. Randolph Street, Suite 2900, Chicago, Illinois 60601. The number of portfolios overseen by all officers is five:
Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years
Mareilé B. Cusack (63)	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti- Money Laundering Officer since 2010; Secretary since 2014
Chief Privacy Officer, Ariel
Investments, LLC since 2019;
Senior Vice President, Ariel
Investments, LLC since 2012;
Anti-Money Laundering Officer,
Ariel Investments, LLC since
2010; General Counsel, Ariel
Investments, LLC since 2008;
Secretary, Ariel Investments, LLC,
since 2007

Wendy D. Fox (59)	Chief Compliance Officer and Vice President	Since 2014; Indefinite, until successor elected	Senior Vice President, Ariel Investments, LLC since 2017; Chief Compliance Officer, Ariel Investments, LLC since 2004; Vice President, Ariel Investments, LLC 2004 to 2017
James R. Rooney (63)	Chief Financial Officer, Vice President and Treasurer	Since 2015; Indefinite, until successor elected	Senior Vice President, Fund Administration, Ariel Investments, LLC since 2017; Vice President, Fund Administration, Ariel Investments, LLC, 2015 to 2017
Ms. Cusack also currently serves as Vice President, General Counsel, Secretary and Anti-Money Laundering Compliance Officer of Ariel Distributors and Senior Vice President, General Counsel and Secretary of Ariel Capital Management Holdings, Inc. Ms. Fox also currently serves as Vice President and Chief Compliance Officer of Ariel Distributors.
Significant Shareholders
The following tables list the holders of record of 5% or more of the outstanding shares of each Fund as of December 31, 2021. A shareholder that owns more than 25% of the shares of a Fund is a “control person” of that fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management.
Ariel Fund
Investor Class
Name and Address	Ownership	% of Outstanding Shares
Valic Separate Account 2929 Allen Parkway, Suite A6-20 Houston, TX 77019	Record	26.16%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	15.31%
Charles Schwab & Co, Inc. Reinvest Account 211 Main Street San Francisco, CA 94105	Record	11.78%

Institutional Class
Name and Address	Ownership	% of Outstanding Shares
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City , NJ 07310	Record	45.25%
UBATCO & Co. FBO College Savings Group P.O. Box 82535 Lincoln, NE 68501	Record	7.33%
ICMA Retirement Corporation 777 North Capital Street NE Washington, D.C. 20002	Record	6.11%
Charles Schwab & Co, Inc. Reinvest Account 211 Main Street San Francisco, CA 94105	Record	6.01%
Ariel Appreciation Fund
Investor Class
Name and Address	Ownership	% of Outstanding Shares
Valic Separate Account 2929 Allen Parkway, Suite A6-20 Houston, TX 77019	Record	31.58%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	13.48%
Charles Schwab & Co., Inc. Reinvest Account 211 Main Street San Francisco, CA 94105	Record	7.10%

Institutional Class
Name and Address	Ownership	% of Outstanding Shares
Wells Fargo Clearing Services LLC Special Custody Account For Our Customers 2801 Market Street St. Louis, MO 63101	Record	21.43%
Nationwide Trust Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	Record	20.48%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	13.66%
SEI Private Trust Company Attn: Mutual Fund Administrator C/O Truist ID 866 One Freedom Valley Drive Oaks, PA 19456-9989	Record	6.95%
Charles Schwab & Co, Inc. Reinvest Account 211 Main Street San Francisco, CA 94105	Record	6.65%
Merrill Lynch For the sole Benefit of its Customers 4800 Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	Record	6.29%
Ariel Focus Fund
Investor Class
Name and Address	Ownership	% of Outstanding Shares
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	25.94%
Raymond James & Assoc Inc. FBO National Basketball Players Assoc. 1133 Avenue of the Americas Floor 5 New York, NY 10036-6751	Record	12.87%
Ariel Distributors LLC Partnership 200 East Randolph Street, Suite 2900 Chicago, IL 60601	Beneficial	10.96%
Charles Schwab & Co., Inc. Reinvest Account 211 Main Street San Francisco, CA 94105	Record	7.03%

Institutional Class
Name and Address	Ownership	% of Outstanding Shares
Charles K Bobrinskoy & Mary Anne Bobrinskoy C/O Ariel Capital Management LLC 200 East Randolph Street, Suite 2900 Chicago, IL 60601	Beneficial	54.63%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	20.21%
Ariel International Fund
Investor Class
Name and Address	Ownership	% of Outstanding Shares
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	31.35%
Charles Schwab & Co., Inc. Reinvest Account 211 Main Street San Francisco, CA 94105	Record	25.67%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Record	10.35%
Institutional Class
Name and Address	Ownership	% of Outstanding Shares
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	32.38%
Charles Schwab & Co., Inc. Reinvest Account 211 Main Street San Francisco, CA 94105	Record	15.18%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105	Record	8.88%
SEI Private Trust Company Attn: Mutual Fund Administrator C/O Truist ID 866 One Freedom Valley Drive Oaks, PA 19456-9989	Record	8.00%
The Travelers Pension Plan 380 St Peter Street MCLC13D St. Paul, MN 55102	Record	5.33%

Ariel Global Fund
Investor Class
Name and Address	Ownership	% of Outstanding Shares
Charles Schwab & Co., Inc. Reinvest Account 211 Main Street San Francisco, CA 94105	Record	33.83%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	12.02%
Ariel Distributors LLC Partnership 200 East Randolph Street, Suite 2900 Chicago, IL 60601	Beneficial	10.81%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Record	5.20%
Institutional Class
Name and Address	Ownership	% of Outstanding Shares
Attn: Mutual Fund Operations MAC & Co. Account 243501 500 Grant Street RM 151-1010 Pittsburgh, PA 15219-2502	Record	41.27%
Capinco c/o US Bank NA PO Box 1787 Milwaukee, WI 53201	Record	15.06%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	12.85%
University of Southern California 1150 S. Olive Street, Ste. 2300 Los Angeles, CA 90015	Beneficial	9.50%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105	Record	7.13%
Management Ownership. As of December 31, 2021, the Trustees and Officers of the Trust as a group owned 1.01% of the Investor Class shares and 1.92% of the Institutional Class shares of Ariel Fund; 1.34% of the Investor Class shares and 5.64% of the Institutional Class shares of Ariel Appreciation Fund; 17.82%% of the Investor Class shares and 5.61% of the Institutional Class shares of Ariel Focus Fund; less than 1.00% of the Investor Class shares and the Institutional Class shares of Ariel International Fund; and less than 1.00% of the Investor Class shares and 6.69% of the Institutional Class shares of Ariel Global Fund. These percentages do not include the shares held by the Adviser’s Employees Profit Sharing Plan, which are discussed below.
As of December 31, 2021Ariel Investments, LLC’s Employees Profit Sharing Plan did not own any shares in the Investor Class shares of any of the Funds and owned 0.47% of the Institutional Class shares of Ariel Fund; 1.81% of the Institutional Class shares of Ariel Appreciation Fund; 16.11% of the Institutional Class shares of Ariel Focus Fund; 0.36% of the Institutional Class shares of Ariel International Fund; and 0.59% of the Institutional Class shares of Ariel Global Fund. No employee individually owned 5% or more of any Fund share class through the Ariel Investments, LLC’s Employee Profit Sharing Plan. Each employee has voting and dispositive control of the Fund shares that he or she owns in the Ariel Investments, LLC’s Employee Profit Sharing Plan.
As of December 31, 2021, the Adviser owned for its corporate account 0.02% of the Investor Class shares and 0% of the Institutional Class shares of Ariel Fund; 0.05% of the Investor Class shares and 0% of the Institutional Class shares of Ariel Appreciation Fund; and 1.43% of the Investor Class shares and 0.02% of the Institutional Class shares of Ariel Focus Fund. As of December 31, 2021, the Distributor owned for its corporate account 0.22% of the Investor Class shares of Ariel Fund; 0.06% of the Investor Class shares of Ariel Appreciation Fund; 10.96% of the Investor Class shares of Ariel Focus Fund; 4.43% of the Investor Class shares and 0.05% of the Institutional Class shares of Ariel International Fund; and 10.81% of the Investor Class shares and 0.27% of the Institutional Class shares of Ariel Global Fund. Each of the Interested Trustees and Officers of the Trust hold an indirect beneficial ownership interest in the shares held by the Adviser and the Distributor for their corporate accounts through the Interested Trustees’ and Officers’ respective ownership interests in the Adviser and the Distributor. Such indirect beneficial ownership interests are less than 1.00% except as follows: John W. Rogers, Jr.’s indirect beneficial ownership interest of 4.15% in the Investor Class shares of Ariel Focus Fund, 1.49.% of the Investor Class shares of Ariel International Fund, and 3.62% of the Investor Class shares of Ariel Global Fund; and Mellody Hobson’s indirect beneficial ownership interest of 5.07% of the Investor Class shares of Ariel Focus Fund, 1.81% of the Investor Class shares of Ariel International Fund and 4.42% of the Investor Class shares of Ariel Global Fund.

APPENDIX
Ratings for Corporate Debt Obligations
The following is a description of Moody’s Investors Service, Inc.’s long-term ratings:
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
The following is a description of Standard & Poor’s Corporation’s long-term issue credit ratings*:
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
The following is a description of Fitch, Inc. credit ratings*:
AAA: Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

*Ratings from Standard & Poor’s and Fitch may be modified by the addition of a plus (+) or (-) sign to show relative standing within the rating categories.
Ratings for Commercial Paper
The following are Standard & Poor’s Corporation’s short-term issue credit ratings:
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
The following is a description of Moody’s Investors Service, Inc.’s short-term ratings:
P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
The following is a description of Fitch, Inc. short-term credit ratings:
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

PART C:
(Ariel Investment Trust)
OTHER INFORMATION
ITEM 28. EXHIBITS
(a)	Declaration of Trust was previously filed with Post-Effective Amendment No. 17 to the Trust’s Registration Statement on Form N-1A on January 24, 1996, and is incorporated herein by reference.
(i)
Amendment (Name Change) dated November 6, 2001, to the Declaration of Trust was previously filed with Post- Effective
Amendment No. 26 to the Trust’s Registration Statement on Form N-1A on January 29, 2002, and is incorporated herein by reference.

(b)
By-Laws, as amended August 8, 2000, were previously filed with Post-Effective Amendment No. 67 to the Trust’s Registration
Statement on Form N-1A on January 27, 2020, and are incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders - not applicable.
(d)	(i)
Management Agreement (for Ariel Fund, Ariel Focus Fund, and Ariel Appreciation Fund) dated February 1, 1995, was previously filed with Post-Effective Amendment No. 17 to the Trust’s Registration Statement on Form N-1A on January 24,
1996, and is incorporated herein by reference.

(1)
Assumption Agreement dated February 1, 2004, for Management Agreement was previously filed with Post-Effective
Amendment No. 30 to the Trust’s Registration Statement on Form N-1A on November 23, 2004, and is incorporated herein by reference.

(2)
Addendum dated May 17, 2005, to the Management Agreement was previously filed with Post-Effective Amendment
No. 33 to the Trust’s Registration Statement on Form N-1A on June 30, 2005, and is incorporated herein by reference.

(3)
Addendum dated November 16, 2010, to the Management Agreement was previously filed with Post-Effective
Amendment No. 41 to the Trust’s Registration Statement on Form N-1A on November 17, 2010, and is incorporated herein by reference.

(4)
First Amendment to Addendum to Management Agreement dated November 19, 2013 - was previously filed with Post-
Effective Amendment No. 53 to the Trust’s Registration Statement on Form N-1A on November 26, 2013, and is
incorporated herein by reference.

(ii)
Advisory Agreement (for Ariel International Fund and Ariel Global Fund) dated November 15, 2011, was previously filed with Post-Effective Amendment No. 46 to the Trust’s Registration Statement on Form N-1A on December 30, 2011, and is
incorporated herein by reference.

(1)
First Amendment to Addendum to Advisory Agreement dated November 19, 2013 - was previously filed with Post-
Effective Amendment No. 53 to the Trust’s Registration Statement on Form N-1A on November 26, 2013, and is
incorporated herein by reference.

(e)	Underwriting Agreement was previously filed with Post-Effective Amendment No. 17 to the Trust’s Registration Statement on Form N-1A on January 24, 1996, and is incorporated herein by reference.
(i)
Addendum dated October 15, 2001, to the Underwriting Agreement between Ariel Distributors, LLC and Ariel Growth Fund
d/b/a Ariel Investment Trust was previously filed with Post-Effective Amendment No. 25 to the Trust’s Registration
Statement on Form N-1A on October 24, 2001, and is incorporated herein by reference.

(ii)
Addendum dated May 17, 2005, to the Underwriting Agreement between Ariel Distributors, LLC and Ariel Growth Fund
d/b/a Ariel Investment Trust was previously filed with Post-Effective Amendment No. 33 to the Trust’s Registration
Statement on Form N-1A on June 30, 2005, and is incorporated herein by reference.

(iii)
Addendum dated November 16, 2010, to the Underwriting Agreement between Ariel Distributors, LLC and Ariel Investment
Trust was previously filed with Post-Effective Amendment No. 41 to the Trust’s Registration Statement on Form N-1A on
January 28, 2011, and is incorporated herein by reference.

(iv)
Addendum dated November 15, 2011, to the Underwriting Agreement between Ariel Distributors, LLC and Ariel Investment
Trust was previously filed with Post-Effective Amendment No. 46 to the Trust’s Registration Statement on Form N-1A on
December 30, 2011, and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts - not applicable.
1

(g)
Custody Agreement dated March 24, 2016, between Ariel Investment Trust and The Northern Trust Company was previously filed with Post-Effective Amendment No. 61 to the Trust’s Registration Statement on Form N-1A on January 26, 2017, and is
incorporated herein by reference.

(h)	Other Material Contracts.
(i) Agreements to Waive Fees and Reimburse Expenses.
(1) Agreement to Waive Fees and Reimburse Expenses (Ariel Focus Fund) dated November 30, 2021 - filed herewith.
(2) Agreement to Waive Fees and Reimburse Expenses (Ariel International Fund) dated November 30, 2021 - filed herewith.
(3) Agreement to Waive Fees and Reimburse Expenses (Ariel Global Fund) dated November 30, 2021 - filed herewith.
(ii)
Transfer Agent Servicing Agreement dated January 1, 2016, between Ariel Investment Trust and U.S. Bancorp Services,
LLC was previously filed with Post-Effective Amendment No. 61 to the Trust’s Registration Statement on Form N-1A on
January 26, 2017, and is incorporated herein by reference.

(1) First Amendment to Amended and Restated Transfer Agent Servicing Agreement dated January 1, 2021, and is incorporated herein by reference.
(2) Second Amendment to Amended and Restated Transfer Agent Servicing Agreement dated December 20, 2021 – filed herewith.
(iii)
Fund Administration and Accounting Services Agreement dated March 24, 2016, between Ariel Investments, LLC and The
Northern Trust Company was previously filed with Post-Effective Amendment No. 61 to the Trust’s Registration Statement
on Form N-1A on January 26, 2017, and is incorporated herein by reference.

(iv)
Line of Credit Agreement dated April 1, 2016 was previously filed with Post-Effective Amendment No. 61 to the Trust’s
Registration Statement on Form N-1A on January 26, 2017, and is incorporated herein by reference.

(v)
Amendment to Line of Credit Agreement dated March 31, 2018, was previously filed with Post-Effective Amendment No.
65 to the Trust’s Registration Statement on Form N-1A on January 25, 2019, and is incorporated herein by reference.

(vi)
Amendment to Line of Credit Agreement dated March 31, 2020, was previously filed with Post-Effective Amendment No.
69 to the Trust’s Registration Statement on Form N-1A on January 28, 2021, and is incorporated herein by reference.

(vii) Amendment to Line of Credit Agreement dated March 31, 2022 – filed herewith.
(viii)
Power of Attorney dated March 5, 2019 was previously Filed with Post-Effective Amendment No. 67 to the Trust’s
Registration Statement on Form N-1A on January 27, 2020, and is incorporated herein by reference.

(i)	Legal Opinion.
(i)
Legal Opinion dated December 29, 2011 was previously filed with Post-Effective Amendment No. 46 to the Trust’s
Registration Statement on Form N-1A on December 30, 2011, and is incorporated herein by reference.

(ii) Consent of Legal Counsel - filed herewith.
(j)	Consent of current Independent Registered Public Accounting Firm - filed herewith.
(k)	Omitted Financial Statements - not applicable.
(l)	Initial Capital Agreements - not applicable.
(m)	Distribution (Rule 12b-1) Plan was previously filed with Post-Effective Amendment No. 33 to the Trust’s Registration Statement on Form N-1A on June 30, 2005, and is incorporated herein by reference.
(n)
Multiple Class (Rule 18f-3) Plan was previously filed with Post-Effective Amendment No. 44 to the Trust’s Registration
Statement on Form N-1A on October 12, 2011, and is incorporated herein by reference.

(p)	Codes of Ethics
(i) Code of Ethics of Trust, Investment Adviser and Principal Underwriter, as amended December 31, 2021 - filed herewith.
EX-101. INS XBRL Instance Document
EX-101.SCH XBRL Taxonomy Extension Schema Document
EX-101.CAL XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF XBRL Taxonomy Extension Definition Linkbase
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EX-101.LAB XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE XBRL Taxonomy Extension Presentation Linkbase
Item 29. Persons Controlled by or Under Common Control with Registrant.
No person is directly or indirectly controlled by or under common control with the Registrant.
Item 30. Indemnification.
Section 4 of Article XI of the Registrant’s Declaration of Trust (exhibit 28(a) to this registration statement, which is incorporated herein by reference) provides that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.
The Registrant, its trustees and officers, Ariel Investments, LLC, the investment adviser to Registrant (“Ariel”) and certain affiliated persons of Ariel and affiliated persons of such persons are insured under insurance maintained by Registrant and Ariel, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer for loss on account of a claim for libel, slander or defamation; a dishonest, fraudulent or criminal act, where such act is established in fact; and personal profit, advantage or remuneration gained in fact by any trustee or officer, to which they were not legally entitled.
Item 31. Business and Other Connections of the Investment Adviser.
Ariel Investments, LLC, the Registrant’s investment adviser, renders investment advisory services to a variety of clients in the United States, including individuals, businesses, investment companies, pension and profit-sharing plans, state and municipal government entities, charitable organizations, other investment advisers, and a private fund. Ariel Investments, LLC also offers its services to institutional separate account investors in certain regions outside the U.S. Ariel Capital Management Holdings, Inc., an Illinois corporation that is controlled by John W. Rogers, Jr., is a controlling owner of Ariel Investments, LLC. The following directors of Ariel Investments, LLC have been engaged in other professions and/or employment capacities of a substantial nature during the Registrant’s past two fiscal years, as indicated below. Information responsive to this item for Mellody L. Hobson and John W. Rogers, Jr., interested Trustees of the Registrant, as well as officers of the Registrant, may be found in the Statement of Additional Information.
Name and Title with Adviser	Name of Company Principal Business Address	Capacity
Martijn Cremers, PhD Director	University of Notre Dame 258 Mendoza College of Business Notre Dame, IN 46556	Bernard J. Hank Professor of Finance
Arne S. Duncan Director	Emerson Collective (a non-profit organization) c/o Vistria Group 300 East Randolph Street Suite 3850 Chicago, IL 60601	Managing Partner
Valerie B. Jarrett Director	Lyft, Inc. 185 Berry St., Suite 5000 San Francisco, CA 94107	Director
	ATTN:, Inc. 5700 Wilshire Blvd., Suite 375 Los Angeles, CA 90036	Senior Advisor
	Ralph Lauren 650 Madison Avenue New York, NY 10022	Director
	Walgreens Boots Alliance, Inc. 108 Wilmot Road Deerfield, IL 60015	Director
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Name and Title with Adviser	Name of Company Principal Business Address	Capacity
	Sweetgreen 8840 Washington Boulevard Culver City, CA 90232	Director
Fazal Merchant Director	Sixth Street 345 California Street, Suite 3300 San Francisco, CA 94104	Senior Advisor
	Tanium 3550 Carillon Point Kirkland, WA 98033	Director; Co-Chief Executive Officer; COO; CFO
	Meritor 2135 West Maple Road Troy, MI 48084	Director
	Ryman Hospitality Properties 1 Gaylord Drive Nashville, TN 37214	Director
Anthony D. Romero Director	American Civil Liberties Union 125 Broad Street, 18th Floor New York, NY 1004	Executive Director
Judy Smith Director	Smith & Company 600 New Hampshire Avenue NW Washington DC 20036-2440	Founder & President
Heather E. Tookes, PhD Director	Yale School of Management, Evans Hall, 165 Whitney Avenue New Haven, CT 06511	Professor of Finance
Paula Wolff Director	Illinois Justice Project 21 S. Clark St., Suite 4301 Chicago, IL 60603	Policy Advisor
Item 32. Principal Underwriter.
(a) Ariel Distributors, LLC, located at 200 East Randolph Street, Suite 2900, Chicago, IL 60601, serves as the principal underwriter of the Registrant. Ariel Distributors, LLC does not act as principal underwriter for any other investment company.
(b) Positions of Ariel Distributors, LLC’s officers and Managers:
Name and Principal Business Address	Position(s) with Underwriter	Position(s) with Registrant
Bonnie Orlowski	Manager (Chair) and President	None
Mareilé B. Cusack	Vice President, General Counsel, Secretary and Anti-Money Laundering Compliance Officer	Vice President, Anti-Money Laundering Officer and Secretary
Wendy D. Fox	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Mellody L. Hobson	Vice President	Chair, President and Trustee
Carlos E. Calderon	Vice President, Finance	None
Susan L. Schoenberger	Assistant Secretary	None
The business address of the above individuals is 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601.
(c) None.
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Item 33. Location of Accounts and Records.
The location of accounts and records was provided in the most recent report on Form N-CEN filed by the Registrant.
Item 34. Management Services Not Discussed in Parts A and B.
Not Applicable.
Item 35. Undertakings.
Not applicable.
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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and the Registrant has duly caused this Post-Effective Amendment No. 70 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois on the 28th day of January, 2022.
ARIEL INVESTMENT TRUST
By:	/s/ Mellody L. Hobson Mellody L. Hobson, President
Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 70 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature		Title	Date
/s/ William C. Dietrich* William C. Dietrich		Lead Independent Trustee	January 28, 2022
/s/ Christopher G. Kennedy* Christopher G. Kennedy		Trustee	January 28, 2022
/s/ Mellody L. Hobson* Mellody L. Hobson		Principal Executive Officer, President and Trustee	January 28, 2022
/s/ Eric H. Holder, Jr.* Eric H. Holder, Jr		Trustee	January 28, 2022
/s/ Kim Y. Lew* Kim Y. Lew		Trustee	January 28, 2022
/s/ John W. Rogers, Jr.* John W. Rogers, Jr.		Trustee	January 28, 2022
/s/ James M. Williams* James M. Williams		Trustee	January 28, 2022
/s/ Stephen C. Mills* Stephen C. Mills		Trustee	January 28, 2022
/s/ James R. Rooney James R. Rooney		Principal Financial Officer, Principal Accounting Officer and Treasurer	January 28, 2022
*By:	/s/ Mellody L. Hobson Mellody L. Hobson, Attorney-in-Fact
*
Mellody L. Hobson signs this document on behalf of each of the foregoing persons pursuant to the Powers of Attorney
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EXHIBIT INDEX
Exhibit No.	Document
EX.99.h.i.(1)	Agreement to Waive Fees and Reimburse Expenses (Ariel Focus Fund) dated November 30, 2021
EX.99.h.i.(2)	Agreement to Waive Fees and Reimburse Expenses (Ariel International Fund) dated November 30, 2021
EX.99.h.i.(3)	Agreement to Waive Fees and Reimburse Expenses (Ariel Global Fund) dated November 30, 2021
EX.99.h.ii.(2)	Second Amendment to Amended and Restated Transfer Agent Servicing Agreement dated December 20, 2021
EX.99.h.(vii)	Amendment to Line of Credit Agreement dated March 31, 2021
EX.99.i.ii.	Consent of Legal Counsel
EX.99.j.	Consent of current Independent Registered Public Accounting Firm
EX.99.p.i.	Ariel Entities’ Code of Ethics
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